As filed with the Securities and Exchange Commission on January 31, 2008
File No. 033-81396
File No. 811-08614

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933:	[X]

Pre-Effective Amendment No. ___	[ ]

Post-Effective Amendment No. 26	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940:	[X]

Amendment No. 27	[X]

(Check Appropriate Box or Boxes)

BRANDES INVESTMENT TRUST

(formerly Brandes International Fund)
(Exact Name of Registrant as Specified in Charter)

11988 El Camino Real, Suite 500
San Diego, California 92130
(Address of Principal Executive Office)
(619) 755-0239
(Registrant's Telephone Number, Including Area Code)

MICHAEL GLAZER
c/o Paul, Hastings, Janofsky & Walker, LLP
515 South Flower Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

It is proposed that this filing will become effective:
(check appropriate box)

[ ] immediately upon filing pursuant to Rule 485(b)
[X] on January 31, 2008, pursuant to Rule 485(b)
[ ] 60 days after filing pursuant to Rule 485(a)(1)
[ ] 75 days after filing pursuant to Rule 485(a)(2)
[ ] on ________________, pursuant to Rule 485(a)

If appropriate check this box:

[   ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

________________

BRANDES
________________

BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

Prospectus

January 31, 2008

As with all mutual funds, the Securities and Exchange Commission does not guarantee that the information in this prospectus is accurate or complete, nor has it judged this fund for investment merit.  It is a criminal offense to state otherwise.

BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

This important section summarizes the Fund’s investments, risks, and fees.	RISK/RETURN SUMMARY AND FUND EXPENSES	3

This section provides details about the Fund’s past performance.	FUND PERFORMANCE	5

This section provides details about the Fund’s investment strategies and risks.	INVESTMENT OBJECTIVE, POLICIES AND RISKS	7
	International Investing	7
	Value Investing	7
	Main Risks	8
	Other Investment Techniques and Restrictions	10
	Portfolio Holdings	10

Review this section for information about the organizations and people who oversee the Fund.	FUND MANAGEMENT The Investment Advisor	10 10
	Portfolio Managers	11
	Other Service Providers	13

This section explains how shares are valued, how to purchase and sell shares, and payments of dividends and distributions.	SHAREHOLDER INFORMATION Pricing Of Fund Shares	13 13
	Purchasing and Adding to Your Shares	13
	Anti-Money Laundering	14
	Minimum Initial Investment	14
	Selling Your Shares	16
	Policy on Disruptive Trading	18
	Fair Value Pricing	19
	Dividends, Distributions and Tax Status	19

Review this section for details on selected financial statements of the Fund.	FINANCIAL HIGHLIGHTS	21

	PRIVACY NOTICE	PN-1

RISK/RETURN SUMMARY AND FUND EXPENSES

Investment Objective:	Long term capital appreciation

Principal Investment Strategies:
Brandes Institutional International Equity Fund (the “Fund”) invests principally in common and preferred stocks of foreign companies and securities that are convertible into such common stocks.  These companies generally have market capitalizations (market value of publicly traded securities) greater than $1 billion.  Under normal conditions, the Fund invests at least 80% of its total assets measured at the time of purchase in equity securities of issuers located in at least three countries outside the U.S.  Up to 20% of the Fund’s total assets, measured at the time of purchase, may be invested in securities of companies located in countries with emerging securities markets.  Up to 10% of the Fund’s total assets, measured at the time of purchase, may be invested in securities of small capitalization companies (those whose market value of publicly traded securities totals $1 billion or less measured at the time of purchase).  Brandes Investment Partners, L.P.,  the investment advisor to the Fund (the “Advisor”) uses the principles of value investing to analyze and select equity securities for the Fund’s investment portfolio.

Principal Investment Risks:
Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund.  You could lose money on your investment in the Fund, or the Fund could underperform other investments.The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions.  In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests.  Emerging country markets involve greater risk and volatility than more developed markets.  Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar.  Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar.  The values of the Fund’s convertible securities are also affected by interest rates; if rates rise, the values of convertible securities may fall.

Who May Want to Invest?	Consider investing in the Fund if you:
	●	Want potential capital appreciation and are willing to accept the higher risks associated with investing in foreign stocks;
	●	Want professional portfolio management; and
	●	Are investing for long-term goals.

The Fund is not appropriate for anyone seeking:
	●	Safety of principal;
	●	A short-term investment; or
	●	Regular income.
The Fund is currently closed to new shareholders. See page 13 for additional information.

Minimum Initial Investment:	$1,000,000

FUND PERFORMANCE

The charts on this page show how the Fund has performed and provide some indication of the risks of investing in the Fund by showing how its performance has varied from year to year.  The bar chart shows changes in the yearly performance of the Fund since its inception.  The table below compares the performance of the Fund over time to the Morgan Stanley Capital International Europe, Australasia, Far East (“MSCI EAFE”) Index, a standard international equity investment benchmark.

The chart and table assume reinvestment of dividends and distributions.  Of course, past performance, before and after taxes, does not indicate how the Fund will perform in the future.

Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31/07
for Fund Shares

Best Quarter	Q4	1999	27.15%
Worst Quarter	Q3	2002	-20.72%

Average Annual Total Returns
(For the period ending December 31, 2007)

Brandes Institutional International Equity Fund	1 Year	5 Years	Since Inception*
Return Before Taxes	8.56%	22.92%	14.24%
Return After Taxes on Distributions	6.25%	21.48%	12.08%
Return After Taxes on Distributions and Sale of Fund Shares	8.61%	20.19%	11.68%

MSCI EAFE Index**	11.17%	21.59%	8.02%

*Inception date is January 2, 1997.
** The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.  Direct investment in an index is not possible.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Fees and Expenses

As an investor in the Fund, you will pay the following fees and expenses based on the Fund’s last fiscal period.  Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.  If you purchase shares through a bank, broker or other investment representative, they may charge you an account-level fee for additional services provided to you in connection with your investment in the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Maximum Contingent Deferred Sales Charge	None
Redemption Fee	None

Annual Fund Operating Expenses[1] (fees paid from Fund assets)
Management fees	1.00%
Other expenses	0.12%
Total Annual Fund operating expenses	1.12%

1 The Advisor has agreed with Brandes Investment Trust (the “Trust”) to limit the Fund’s annual operating expenses, including repayment of previous waivers, to 1.20% of the Fund’s average daily net assets through the Fund’s fiscal year ended September 30, 2008.

Use the following table to compare fees and expenses of the Fund with those of other mutual funds.  It illustrates the amount of fees and expenses you would pay assuming the following:

●	$10,000 investment in the Fund
●	5% annual return
●	all distributions are reinvested
●	redemption at the end of each period
●	no changes in the Fund’s operating expenses

Because this example is hypothetical and for comparison only, your actual costs will be different.

Expense Example

1 Year	3 Years	5 Years	10 Years
$114	$356	$617	$1,363

INVESTMENT OBJECTIVE, POLICIES AND RISKS

The Fund’s investment objective is long-term capital appreciation.  It seeks to achieve this objective by investing principally in a diversified portfolio of equity securities of foreign companies.  The Fund’s investment objective may be changed by the Fund’s Board of Trustees without shareholder approval upon 60 days’ notice to shareholders.

International Investing

During the past decade foreign capital markets have grown significantly.  Today, over half of the world’s equity value is located outside of the United States.  The Advisor believes that significant investment opportunities exist throughout the world.

The Fund normally invests at least 80% of its total assets in equity securities of foreign companies with market capitalizations (market value of publicly traded securities) greater than $1 billion at the time of purchase.  The Fund does not invest more than 20% of its total assets, measured at the time of purchase, in securities of companies located in emerging securities markets.  The Fund does not invest more than 10% of its total assets, measured at the time of purchase, in small capitalization companies (those with market capitalizations of $1 billion or less measured at the time of purchase).

Equity securities include common stocks, preferred stocks and securities convertible into common stocks. The Fund invests in these securities directly, or indirectly through other investment companies or trusts that invest the majority of their assets in foreign companies.

Under normal circumstances, the Fund invests at least 80% of its total assets, measured at the time of purchase, in equity securities of companies located in at least three countries other than the United States.  The Fund may invest in countries in Western Europe, North and South America, Australia, Africa and Asia.  With respect to Fund investments in any particular country or industry, the Fund may typically invest up to the greater of either (a) 20% of total Fund assets in any particular country or industry, measured at the time of purchase or (b) 150% of the weighting of such country or industry as represented in the Morgan Stanley Capital International (“MSCI”) EAFE Index, measured at the time of purchase. However, the Fund may not invest more than 25% of its total assets, measured at the time of purchase, in any one industry (other than U.S. government securities).  In addition, the Fund may not invest more than 20% of the value of its total assets, measured at the time of purchase, in securities of companies located in countries with emerging securities markets.

The Advisor selects stocks for the Fund based on their individual merits and not necessarily on their geographic locations.  In selecting foreign securities, the Advisor does not attempt to match the security allocations of foreign stock market indices.  Therefore, the Fund’s country weightings may differ significantly from country weightings found in published foreign stock indices.  For example, the Advisor may decide not to invest the Fund’s assets in a country whose stock market, at the time, comprises a large portion of a published foreign stock market index.  At the same time, the Advisor may invest the Fund’s assets in countries whose representation in the index is small or non-existent.

Value Investing

The Advisor uses the Graham and Dodd Value Investing approach as introduced in the classic book Security Analysis.  Applying this philosophy, the Advisor views stocks as small pieces of businesses for sale.  It seeks to purchase a diversified group of these businesses when they are undervalued -- at prices its research indicates are well below their true long-term, or intrinsic, values.  By purchasing stocks whose current prices it believes are considerably below their intrinsic values, the Advisor believes it can buy not only a possible margin-of-safety against price declines, but also an attractive opportunity for profit over the business cycle.

Main Risks

The value of your investment in the Fund will fluctuate, which means you could lose money.  You should consider an investment in the Fund as a long-term investment.

Stocks

The values of stocks fluctuate in response to the activities of individual companies and general stock market and economic conditions, and stock prices may go down over short or even extended periods.  Stocks are more volatile—likely to go up or down in price, sometimes suddenly—and are riskier than some other forms of investment, such as short-term high-grade fixed income securities.

Risks of International Investing

Investments in foreign securities involve special risks.  These include currency fluctuation, a risk which was not addressed by Graham and Dodd, whose work focused on U.S. stocks.  The Advisor has applied the value method of stock selection to foreign securities.  By looking outside the U.S. for investment opportunities, the Advisor believes it is more likely to find undervalued companies.

Because most foreign securities are traded primarily in foreign currencies, foreign investing involves the risk of fluctuation in the value of such currencies against the U.S. dollar.  However, the Advisor does not believe that currency fluctuation, over the long term, on a group of broadly diversified companies representing a number of currencies and countries, significantly affects portfolio performance.  Because the Advisor searches world-wide for undervalued companies, and is not limited to searching only among U.S. stocks, the Advisor believes that over the long term the benefits of strict value investing apply just as well with an added currency risk as they would without that risk.

Before investing in the Fund, you should also consider the other risks of international investing, including political or economic instability in the country of issue and the possible imposition of currency exchange controls or other adverse laws or restrictions.  In addition, securities prices in foreign markets are generally subject to different economic, financial, political and social factors than the prices of securities in U.S. markets.  With respect to some foreign countries there may be the possibility of expropriation or confiscatory taxation, limitations on liquidity of securities or political or economic developments which could affect the foreign investments of the Fund.  Moreover, securities of foreign issuers generally will not be registered with the SEC, and such issuers will generally not be subject to the SEC’s reporting requirements.  Accordingly, there is likely to be less publicly available information concerning certain of the foreign issuers of securities held by the Fund then is available concerning U.S. companies.  Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to U.S. companies.  There may also be less government supervision and regulation of foreign broker-dealers, financial institutions and listed companies than exists in the U.S.  These factors could make foreign investments, especially those in developing countries, more volatile than U.S. investments.

The Fund may from time to time invest a substantial portion of the total value of its assets in securities of issuers located in particular countries and/or associated with particular industries.  For example, as of December 31, 2007, 31.45% of the Fund's assets were invested in Japanese issuers.  During such periods, the Fund may be more susceptible to risks associated with single economic, political or regulatory occurrences than more diversified portfolios.

Emerging Markets and Related Risks

The Fund may invest up to 20% of its assets, measured at time of purchase, in securities of companies located in countries with emerging securities markets.  Emerging securities markets are the capital markets of any country that, in the opinion of the Advisor, is generally considered a developing country by the international financial community.  There are currently over 130 such countries, approximately 40 of which currently have investable stock markets.  Those countries generally include every nation in the world except the United States, Canada, Japan, Australia, Hong Kong, Singapore, New Zealand and most nations located in Western Europe.  Currently, investing in many emerging market countries is not feasible or may involve unacceptable risks.  As opportunities to invest in other emerging markets countries develop, the Fund expects to expand and diversify further the countries in which it invests.

Investing in emerging market securities involves risks which are in addition to the usual risks inherent in foreign investments.  Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar.  Further, certain currencies may not be traded internationally.  Certain of these currencies have experienced substantial fluctuations or a steady devaluation relative to the U.S. dollar.  Any fluctuations or devaluations in the currencies in which the Fund’s portfolio securities are denominated may reduce the value of your investment in the Fund.

Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years.  Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries.  Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy’s base, condition and stability of financial institutions, governmental controls and investment restrictions that are subject to political change and balance of payments position.  Further, the Fund may face greater difficulties or restrictions with respect to investments made in emerging markets countries than in the U.S.

Emerging securities markets typically have substantially less volume than U.S. markets, securities in many of such markets are less liquid, and their prices often are more volatile than of comparable U.S. companies.  Such markets often have different clearance and settlement procedures for securities transactions, and in some markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct transactions.  Delays in settlement could result in temporary periods when assets which the Fund desires to invest in emerging markets may be uninvested.  Settlement problems in emerging markets countries also could cause the Fund to miss attractive investment opportunities.  Satisfactory custodial services may not be available in some emerging markets countries, which may result in the Fund’s incurring additional costs and delays in the transportation and custody of such securities.

Small Capitalization Companies

The Fund may invest up to 10% of its assets,  measured at time of purchase, in small capitalization companies, i.e., companies with market capitalizations of $1 billion or less, measured at time of purchase.

Small capitalization companies often have limited product lines, markets or financial resources and may be dependent on one person or a few key persons for management.  The securities of these companies may be subject to more volatile market movements than securities of larger, more established companies, both because the securities typically are traded in lower volume and because the issuers typically are more subject to changes in earnings and prospects.

Short-Term Investments

The Fund may invest from time to time in short-term cash equivalent securities either as part of its overall investment strategy or for temporary defensive purposes in response to adverse market, economic, political or other conditions which in the Advisor’s discretion require investments inconsistent with the Fund’s principal investment strategies.  As a result of taking such temporary defensive positions, the Fund may not achieve its investment objective.

Other Investment Techniques and Restrictions

The Fund will use certain other investment techniques, and has adopted certain investment restrictions, which are described in the Statement of Additional Information.  Like the Fund’s investment objective, certain of these investment restrictions are fundamental and may be changed only by a majority vote of the Fund’s outstanding shares.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

The most recent information about the Fund’s portfolio holdings can be found in its annual or semi-annual or quarterly shareholder report.  For information about receiving this report, see the back cover.

FUND MANAGEMENT

The Fund is a series of Brandes Investment Trust, a Delaware statutory trust (the “Trust”). The Board of Trustees of the Trust decides matters of general policy and reviews the activities of the Advisor, Distributor and Administrator.  The Trust’s officers conduct and supervise its daily business operations.

The Investment Advisor

Brandes Investment Partners, L.P., (the “Advisor”) has been in business, through various predecessor entities, since 1974.  As of December 31, 2007, the Advisor managed approximately $111.7 billion in assets for various clients, including corporations, public and corporate pension plans, foundations and charitable endowments, and individuals.  Charles H. Brandes owns a controlling interest in the Advisor’s general partner, Brandes Investment Partners, L.P.  The Advisor’s offices are at 11988 El Camino Real, Suite 500, San Diego, California, 92130.

Subject to the direction and control of the Trustees, the Advisor develops and implements an investment program for the Fund, including determining which securities are bought and sold.  The Fund’s portfolio is team-managed by the Advisor’s Large Cap Investment Committee, whose members include senior analysts and portfolio management professionals of the firm.  The Advisor also provides certain officers for the Trust.  For its services, during its last fiscal year ended September 30, 2007, the Fund paid the Advisor a fee, accrued daily and paid monthly, at an annualized rate of 1.00% of the Fund’s average net assets.  The Advisor has signed a contract with the Trust in which the Advisor has agreed that during the Fund’s fiscal year ending September 30, 2008 the Advisor will waive management fees and reimburse operating expenses of the Fund to the extent necessary to ensure that the expenses of the Fund do not exceed during each such fiscal year 1.20% of the average daily net assets of the Fund (the “Expense Cap”).  The Trust has agreed that the amount of any waiver or reimbursement will be repaid to the Advisor at any time before the end of the fifth full fiscal year of the Fund after the fiscal year in which the waiver or reimbursement occurred, unless that repayment would cause the aggregate operating expenses of the fund to exceed the Expense Cap for the fiscal year in which the waiver or reimbursement occurred. A discussion regarding the basis for the Board of Trustees’ annual approval of the Fund’s investment advisory agreement with the Advisor in November 2006 is available in the Fund’s semi-annual report to shareholders for the period ending March 31, 2007.  A discussion regarding its annual approval in November 2007 will be available in the Fund’s semi-annual report for the period ended March 31, 2008.

Portfolio Managers

The following individuals are responsible for the day-to-day management of the Fund:

	Title	Length of Service with the Fund	Business Experience During the Past Five Years

Glenn Carlson	Chief Executive Officer	Since 1996
Glenn R. Carlson, CFA
Chief Executive Officer
Glenn serves as Chief Executive Officer and is a member of the firm’s Executive Committee. As an Executive Committee member, he contributes to strategic decisions and guides the firm toward its vision and objectives. As CEO, he has responsibility for monitoring progress toward plan objectives and managing the firm’s functional areas. He also contributes to the investment process as a member of the Investment Oversight Committee and as a voting member of the Large Cap Investment Committee. Glenn serves as a senior institutional portfolio manager for a limited number of client relationships and oversees the Portfolio Management/Client Services department. Glenn earned his BA from the University of California, San Diego. He is a member of the Financial Analysts Society of San Diego and has 24 years of investment experience.

CEO, Brandes Investment Partners 2004-Present
Co-CEO, Brandes Investment Partners 2002-2004
Managing Partner, Brandes Investment Partners 1996-2002

Brent Woods	Managing Director – Investments	Since 1996
Brent V. Woods, CFA
Managing Director - Investments
Brent is a member of the firm’s Executive Committee, contributing to strategic decisions and guiding the firm toward its vision and objectives. Brent also serves as Managing Director-Investments with responsibility for the securities research efforts of the firm and oversight of the product investment committees. In addition, he is a member of the Investment Oversight Committee and a voting member of the Large Cap Investment Committee. Prior to joining Brandes, Brent worked as an attorney with a Wall Street law firm, specializing in public and private securities offerings, as well as mergers and acquisitions. Brent earned his AB, Phi Beta Kappa, from Princeton University, a master’s degree in international studies from St. John’s College at Cambridge University, England, and a JD, cum laude, from Harvard Law School. He has 12 years of investment experience.

Managing Director – Investments, Brandes Investment Partners 2002- Present
Managing Partner, Brandes Investment Partners 1998-2002

Amelia Morris	Director – Investments	Since 1998
Amelia Maccoun Morris, CFA
Director - Investments
Amelia is responsible for overseeing and directing equity research activities in the telecommunications, media, and consumer sectors. In addition, Amelia contributes to the investment process as a member of the Investment Oversight Committee and a voting member of the Large Cap Committee. Prior to joining Brandes, Amelia worked in corporate finance, specializing in non-U.S. equity offerings, and as a senior equity analyst with an international investment bank. Amelia holds an MBA from the University of Chicago, and graduated Phi Beta Kappa, cum laude, with a degree in economics from the University of California, Davis. She has 19 years of investment experience.

Director-Investments, Brandes Investment Partners 2004-Present
Senior Research Analyst, Brandes Investment Partners 1998-2004

Jim Brown	Director – Investments	Since 1996
W. James Brown, CFA
Director - Investments
Jim is a senior analyst and a voting member of the Large Cap Investment Committee. He also leads the firm’s research efforts in the financial institutions and utilities sectors. Prior to joining Brandes, Jim was a senior vice president with a major national banking organization where he served in various capacities, including senior portfolio manager, regional director of investments, and head of Texas private banking. His prior professional experience includes 10 years as an Air Force pilot and 10 years as an investment consultant with a large Wall Street firm. Jim earned a Bachelor of Science degree from the United States Air Force Academy and an MBA from Harvard Business School. He has 23 years of investment experience.

Director Investments, Brandes Investment Partners 2004-Present
Senior Research Analyst, Brandes Investment Partners  1996-2004

Keith Colestock	Director – Investments	Since 1996
Keith Colestock, CFA
Director - Investments
Keith is a senior analyst. He also is a voting member of the Large Cap and Mid Cap Investment Committees. Prior to joining Brandes, Keith served as senior equity analyst and director of research for an investment research firm in San Diego. Before that, Keith was an independent demographic consultant to retail real estate developers. He earned his BA in business administration from California State University, Fullerton. He is a current member and past president of the Financial Analysts Society of San Diego. Keith has 17 years of investment experience.

Director Investments, Brandes Investment Partners 2004-Present
Senior Research Analyst, Brandes Investment Partners 2001-2004
Portfolio Manager, Brandes Investment Partners 1995-2001

Brent Fredberg	Senior Analyst	Since 2005
Brent Fredberg
Senior Analyst
Brent is a senior research analyst responsible for research in the technology and household durables areas. He is a voting member of the firm’s Large Cap Investment Committee. Prior to joining Brandes, Brent worked for a major U.S. consumer products company as a financial analyst and controller. He earned his MBA with distinction from Northwestern University’s Kellogg Graduate School of Management and his BS in finance, with distinction, from the University of Iowa. Brent is a CPA and CMA, with 13 years of finance and investment experience.

Senior Research Analyst, Brandes Investment Partners 2003-Present
Analyst, Brandes Investment Partners 1999-2003

The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Other Service Providers

U.S. Bancorp Fund Services, LLC (the “Administrator”) is the Fund’s administrator.  Its address is 615 E. Michigan St., 3rd Floor, Milwaukee, Wisconsin 53202.  Quasar Distributors, LLC (the “Distributor”), an affiliate of the Administrator, is the Fund’s distributor.  Its address is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

State Street Bank  and Trust Company is the Custodian of the Fund’s assets and employs foreign sub-custodians to provide custody of the Fund’s foreign assets.  State Street Bank and Trust Company is also the Fund’s Transfer and Dividend Disbursing Agent.  Its address is 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116.

The Statement of Additional Information has more information about the Advisor and the Fund’s other service providers.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

The price of the Fund’s shares is based on its per share net asset value (“NAV”).  The NAV is calculated by adding the total value of the Fund’s investments and other assets, subtracting its liabilities, and dividing the result by the number of outstanding shares of the Fund:

NAV = Total Assets-Liabilities
Number of Shares
Outstanding

The Fund values its investments at their market value.  Securities and other assets for which market prices are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

The Fund calculates its NAV once daily each day the New York Stock Exchange is open for trading, as of approximately 4:00 p.m. New York time, the normal close of regular trading. The Fund invests in securities that are primarily traded in foreign markets which may be open for trading on weekends and other days when the Fund does not price its shares.  As a result, the Fund’s NAV may change on days when you will not be able to purchase or redeem Fund shares.

Purchasing and Adding to Your Shares

Who May Invest in the Fund

The Fund is currently closed to new shareholders.  The Fund has discontinued all sales of its shares, except shares purchased: (1) through the reinvestment of dividends and distributions; (2) by 401K and 457 plans that selected the Fund as an investment option; (3) by shareholders participating in wrap fee programs who have invested in the Fund before July 1, 2002; and (4) by institutional investors that are clients of the Advisor.  Other shareholders who own shares of the Fund will no longer be able to make additional purchases.  The Fund may relax this restriction on sales of shares at the discretion of the Board of Trustees.

The Fund sells shares only to certain institutional investors.  Except as indicated below, individual investors may not purchase shares, either directly or through brokerage accounts.

Institutions which may invest in the Fund include qualified retirement and deferred compensation plans and trusts used to fund those plans, (including but not limited to those defined in section 401(a), 403(b), or 457 of the Internal Revenue Code (the “Code”)), “rabbi trusts,” foundations, endowments, corporations and other taxable and tax-exempt investors that would otherwise generally qualify as advisory clients of the Advisor.  Others who may invest in the Fund include Trustees of the Trust, officers and employees of the Advisor, the Administrator and the Distributor, and their immediate family members, and certain other persons determined from time to time by the Distributor (including investment advisors or financial planners or their clients who may clear transactions through a broker-dealer, bank or trust company which maintains an omnibus account with the Fund’s Transfer Agent).  If you purchase or redeem shares through a trust department, broker, dealer, agent, financial planner, financial services firm or investment advisor, you may pay an additional service or transaction fee to that institution.

Anti-Money Laundering

In compliance with the USA Patriot Act of 2001, the Fund’s Transfer Agent will verify certain information on your account application as part of the Fund’s anti-money laundering program.  As requested on the application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  If you do not supply the necessary information, the Fund’s Transfer Agent may not be able to open your account.  Please contact the Fund’s Transfer Agent at (617) 937-1945 if you need additional assistance when completing your application.  If the Fund’s Transfer Agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the Fund reserves the right to close your account or take any other action it deems reasonable or required by law.

Price of Shares

The Fund sells shares without a sales charge at the NAV which is next computed (1) after your selected dealer or other authorized intermediary receives the order which is promptly transmitted to the Fund; or (2) after the Fund’s Transfer Agent receives your order directly in proper form (which generally means a completed Account Application together with a negotiable check in U.S. dollars or a wire transfer of funds).  You may pay a fee if you buy Fund shares through a broker or agent.

Minimum Initial Investment

The minimum initial investment in the Fund is $1 million; there is no minimum subsequent investment.  The Distributor may waive the minimum investment for institutions making continuing investments in the Fund and from time to time for other investors, including retirement plans and employees of the Advisor.

Purchases through a Securities Dealer

You may purchase shares of the Fund through a securities dealer which has an agreement with the Distributor (a “selected dealer”).  Selected dealers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf.  The Fund will price your order at the Fund’s net asset value next computed after it is accepted by an authorized dealer or the dealer’s authorized designee.  The Fund and the Distributor reserve the right to cancel an order for which payment is not received from a selected dealer by the third business day following the order.  A selected dealer may impose postage and handling charges on your order.

-14

Purchases through the Transfer Agent

To purchase shares of the Fund directly from the Fund’s Transfer Agent, complete the Account Application (available from the Fund’s Transfer Agent or a selected dealer) and mail it to the Transfer Agent.  You may pay by a check with the Application, or by a wire transfer of funds as described below.  You can make additional investments by wire or by mailing a check, together with the investment form from a recent account statement.

For overnight delivery, please send to:

Brandes Funds
c/o State Street Bank and Trust Company
200 Clarendon Street, OPS 22
Boston, MA 02116

      For regular mail, please send to:

Brandes Funds
c/o State Street Bank and Trust Company
PO Box 642
Boston, MA 02116

Payment by Wire

To pay for an initial investment in the Fund by wire, call the Fund’s Transfer Agent at (617) 937-1945 between the hours of 9:00 a.m. and 4:00 p.m., Eastern time, on a day when the New York Stock Exchange is open for trading for an account number.  The Fund’s Transfer Agent will want to know your name, address, tax identification number, amount being wired and wiring bank.  You can then instruct the wiring bank to transfer funds by wire to:

State Street Bank and Trust Company
ABA #0110 0002 8
DDA #00323840
Brandes
Ref: Brandes Institutional International Equity Fund
Ref Benef:  Account Number and Account Registration

Make sure that the wiring bank includes the name of the Fund and the account number with the wire.  If the Fund’s Transfer Agent receives your funds before the Fund’s net asset value is calculated, your funds will be invested on that day at the NAV next calculated; otherwise, they will be invested on the next business day at the NAV next calculated. You should write your new account number on the Account Application and mail the Application promptly to the Fund’s Transfer Agent.

To make an additional purchase by wire, call the Fund’s Transfer Agent at (617) 937-1945 before the wire is sent.  Otherwise, your purchase may be delayed indefinitely.  Wire funds to the Fund’s Transfer Agent, care of State Street Bank and Trust Company, as described above, including the name of the Fund and your account number with the wire.

Retirement Plan Participants

Individual participants in qualified retirement plans should purchase shares of the Fund through their plan sponsor or administrator, which is responsible for transmitting orders.  The procedures for investing in the Fund depend on the provisions of the plan and any arrangements that the plan sponsor may have made for special processing services.

Automatic Reinvestment

The Fund reinvests dividends and capital gain distributions on your shares without any sales charge in additional shares unless you indicate otherwise on the Account Application.  You may elect to have dividends or capital gain distributions paid in cash on your Application or by written request to the Fund’s transfer agent.

Other

The Fund’s Transfer Agent credits shares to your account, and does not issue stock certificates unless you request them.  The Trust and the Distributor each reserve the right to reject any purchase order or suspend or modify the offering of the Fund’s shares.

You may also purchase shares of the Fund by paying “in-kind” in the form of securities, provided that such securities are of the type which the Fund may legally purchase and are consistent with the Fund’s investment objective and policies, are liquid, unrestricted and have a readily determinable value by exchange or NASDAQ listing, and that the purchase has been approved by the Advisor.

Selling Your Shares

How to Redeem Shares

Your shares may be redeemed only by instructions from the registered owner of your shareholder account.  If you are a participant in a retirement or other plan, direct your redemption requests to the plan sponsor or administrator, which may have special procedures for processing such requests and is responsible for forwarding requests to the Fund’s Transfer Agent.

You may redeem shares by contacting your selected dealer or authorized intermediary.  The selected dealer can arrange for the repurchase of the shares through the Fund’s distributor at the NAV next determined after the selected dealer receives your instructions.  The dealer may charge you for this service.  If your shares are held in a dealer’s “street name,” you must redeem them through the dealer.

You may also redeem shares by mailing or delivering instructions to the Fund’s Transfer Agent, State Street Bank and Trust Company, 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116.  The instructions must specify the name of the Fund, the number of shares or dollar amount to be redeemed and your name and account number.  A corporation, partnership, trust or fiduciary redeeming shares must submit written evidence of authority acceptable to the Fund’s Transfer Agent and the signature must be medallion guaranteed.  The price you will receive for the Fund shares redeemed is the next determined NAV for the shares after the Fund’s Transfer Agent has received a completed redemption request.

Telephone Redemptions.  You may establish telephone redemption privileges by checking the appropriate box and supplying the necessary information on the Account Application.  You can then redeem shares by telephoning the Transfer Agent at (617) 937-1945, between the hours of 9:00 a.m. and 4:00 p.m. Eastern time on a day when the New York Stock Exchange is open for trading.  If the Fund’s Transfer Agent receives your redemption request before 4:00 p.m. Eastern time on a day when the New York Stock Exchange is open for trading, it will process your request that day; otherwise, it will process your request on the next business day.  Institutional investors may also make special arrangements with the Transfer Agent for designating personnel who are authorized to place telephone redemption requests.

Special Factors Regarding Telephone Redemptions.  The Trust will use procedures, such as assigned personal identification numbers, designed to provide reasonable verification of the identity of a person making a telephone redemption request.  The Trust reserves the right to refuse a telephone redemption request if it believes that the person making the request is neither the record owner of the shares being redeemed nor otherwise authorized by the shareholder to request the redemption.  You will be promptly notified of any refused request for a telephone redemption.  If these normal identification procedures are not followed, the Trust or its agents could be liable for any loss, liability or cost which results from acting upon instructions of a person believed to be a shareholder telephone redemption.

Redemption Payments

Redemption payments will be made within seven days after receipt by the Fund’s Transfer Agent of the written or telephone redemption request, any share certificates, and, if required, a signature guarantee and any other necessary documents, except as indicated below.  In consideration of the best interests of the remaining shareholders and to the extent permitted by law, the Fund reserves the right to pay any redemption proceeds in whole or in part by distributing securities held by the Fund instead of cash, although it is highly unlikely that shares would ever be so redeemed “in kind.”  If your shares are redeemed in kind, you will incur transaction costs when you sell the securities distributed to you.  Payment may be postponed or the right of redemption suspended at times when the New York Stock Exchange is closed for other than customary weekends and holidays, when trading on such Exchange is restricted, when an emergency exists as a result of which disposal by the Trust of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of the Fund’s net assets, or during any other period when the SEC so permits.

Redemption proceeds are generally paid by check.  However, at your request, the Fund’s Transfer Agent will wire redemption proceeds of $300 or more to your bank account.  Requests for redemption by wire should include the name, location and ABA or bank routing number (if known) of the designated bank and your bank account number.

Redemption of Small Accounts

If the value of your investment in the Fund falls below $100,000 because of redemptions, the Trust may notify you, and if your investment value remains below $100,000 for a continuous 60-day period, the Trust may redeem your shares.  However, the Fund will not redeem shares based solely upon changes in the market that reduce the net asset value of your shares.  The minimum account size requirements do not apply to shares held by officers or employees of the Advisor or its affiliates or Trustees of the Trust.  The Trust reserves the right to modify or terminate these involuntary redemption features at any time upon 60 days’ notice.

Policy On Disruptive Trading

The Fund is designed as a long-term investment and, therefore, is not appropriate for “market timing” or other trading strategies that entail rapid or frequent investment and disinvestment which could disrupt orderly management of the Fund’s investment portfolio (“disruptive trading”).

The Board of Trustees has adopted policies and procedures reasonably designed to monitor Fund trading activity and, in cases where disruptive trading activity is detected, to take action to stop such activity. The Fund reserves the right to modify these policies at any time without shareholder notice.  In particular, the Fund or the Fund’s distributor (the “Distributor”) may, without any prior notice, reject a purchase order of any investor, group of investors, or person acting on behalf of any investor or investors, whose pattern of trading or transaction history involves, in the opinion of the Fund or the Distributor, actual or potential harm to the Fund.  The Distributor considers certain factors, such as transaction size, type of transaction, frequency of transaction and trade history, when determining whether to reject a purchase order.

The Fund currently considers any shareholder (or, in the case of omnibus or retirement plan accounts, any beneficial owner or plan participant) to be engaged in excessive trading if he or she purchases and sells approximately the same amount of shares more than twice in any twelve-month period.  Investors who have not engaged in disruptive trading may also be prevented from purchasing shares of the Fund if the Fund or the Distributor believes a financial intermediary or its representative associated with that investor’s account has otherwise been involved in disruptive trading on behalf of other accounts or investors.

Despite the efforts of the Fund and the Distributor to prevent disruptive trading within the Fund and the adverse impact of such activity, there is no guarantee that Fund’s policies and procedures will be effective.  Disruptive trading can not be detected until the investor has engaged in a pattern of such activity, at which time, the Fund may have experienced some or all of its adverse affects.  Disruptive trading may be difficult to detect because investors may deploy a variety of strategies to avoid detection.  In seeking to prevent disruptive trading practices in the Fund, the Fund and the Distributor consider only the information actually available to them at the time.

In addition, the Fund receives orders through financial intermediaries (such as brokers, retirement plan record keepers and variable insurance product sponsors) which may facilitate disruptive trading or utilize omnibus accounts that make it more difficult to detect and stop disruptive trading within the Fund.  There may exist multiple tiers of the financial intermediary, each utilizing an omnibus account structure, that may further compound the difficulty to the Fund of detecting and stopping disruptive trading activity in Fund shares.  However, the Distributor has entered into written agreements with the Fund’s financial intermediaries under which the intermediary must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its disruptive trading policies.

To the extent that the Fund or its agents are unable to curtail excessive or short term trading (such as market timing), these practices may interfere with the efficient management of the Fund’s portfolio, and may result in the Fund engaging in certain activities to a greater extent then it otherwise would, such as engaging in more frequent portfolio transactions and maintaining higher cash balances.  More frequent portfolio transactions would increase the Fund’s transaction costs and decrease its investment performance, and maintenance of a higher level of cash balances would likewise result in lower Fund investment performance during periods of rising markets.  The costs of such activities would be borne by all Fund shareholders, including the long-term investors who do not generate the costs.  Additionally, frequent trading may also interfere with the Advisor’s ability to efficiently manage the Fund and compromise its portfolio management strategy.

The Fund invests in foreign securities and may be particularly susceptible to short duration trading strategies.  This is because time zone differences among international stock markets can allow a shareholder engaging in a short duration strategy to exploit Fund share prices that are based on closing prices of securities established some time before the Fund calculates its own share price (typically 4:00 p.m. Eastern time).  In addition, to the extent the Fund significantly invests in high yield bonds or small-cap equity securities, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities.  Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than funds which invest in highly liquid securities and cause dilution in the value of Fund shares held by other shareholders.

Fair Value Pricing

The Fund has adopted valuation procedures that allow for the use of fair value pricing for use in appropriate circumstances.  Such circumstances may arise when trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time,  a significant event with respect to a security occurs after the close of trading and before the time the Fund calculates its own share price, or market quotations are not readily available or are not considered reliable for other reasons.  Thinly traded securities (e.g. securities of Japanese issuers) and certain foreign securities may be impacted more by the use of fair valuations than other securities.

In using fair value pricing, the Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time.  Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund using fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV.

Dividends, Distributions and Tax Status

The Fund expects to pay income dividends annually, and to make distributions of net capital gains, if any, at least annually.  The Board of Trustees may decide to pay dividends and distributions more frequently.

The Fund automatically reinvests dividends and capital gain distributions in additional shares at the NAV per share on the reinvestment date unless you have previously requested cash payment in writing to the Fund’s Transfer Agent.

Any dividend or distribution paid by the Fund has the effect of reducing the NAV per share on the reinvestment date by the amount of the dividend or distribution.  If you purchase shares shortly before the record date of a dividend or distribution, the shares will be subject to income taxes as discussed below even though the dividend or distribution represents, in substance, a partial return of your capital.

Distributions made by the Fund will be taxable to shareholders (other than qualified retirement plans and other tax-exempt investors) whether received in shares (through dividend reinvestment) or in cash.  Distributions derived from net investment income, including net short-term capital gains, are taxable to such shareholders as ordinary income.  Distributions designated as capital gains dividends are taxable as long-term capital gains regardless of the length of time shares of the Fund have been held.  Although distributions are generally taxable when received, certain distributions made in January are taxable as if received in the prior December.  The Fund will inform you annually of the amount and nature of its distributions.

Dividends and interest earned by the Fund may be subject to withholding and other taxes imposed by foreign countries, at rates from 10% to 40%.  However, under certain circumstances you may be able to claim credits against your U.S. taxes for such foreign taxes.  The Trust will also notify you each year of the amounts available as credits.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situations.

The Statement of Additional Information contains information about taxes.  Consult your own advisers about federal, state and local taxation of distributions from the Fund.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund’s financial performance since its commencement of operations.  Certain information reflects financial results for a single Fund share.  The total return in the table represents the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).  The information for the fiscal periods ended September 30, 2007, 2006 and 2005, and October 31, 2004 and 2003 were audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.  The information for the previous fiscal years was audited by the previous auditors.

Brandes Institutional International Equity Fund

For a capital share outstanding throughout each period
	Year Ended	Year Ended	November 1, 2004 through
	September 30,	September 30,	September 30,		Year Ended October 31,
	2007	2006	2005#		2004	2003	2002
Net asset value, beginning of
period	$24.73	$22.28	$19.83		$16.02	$12.45	$15.12
Income from investment
operations:
Net investment income	0.40	0.33	0.26		0.20	0.14	0.19
Net realized and unrealized
gain (loss) on investments	3.98	3.83	3.20		3.74	4.04	(1.89)
Total from investment operations	4.38	4.16	3.46		3.94	4.18	(1.70)
Less distributions:
From net investment income	(0.32)	(0.28)	(0.22)		(0.13)	(0.18)	(0.23)
From net realized gain	(2.28)	(1.43)	(0.79)		--	(0.43)	(0.74)
Total distributions	(2.60)	(1.71)	(1.01)		(0.13)	(0.61)	(0.97)
Net asset value, end of period.	$26.51	$24.73	$22.28		$19.83	$16.02	$12.45
Total Return	18.65%	19.79%	17.95	%(1)	24.75%	35.16%	(12.23)%
Ratios/supplemental data:
Net assets, end of period
(millions)	$1,067.4	$846.3	$669.9		$528.6	$352.4	$236.8
Ratio of expenses to average
net assets:
Before fees waived and expenses absorbed or recouped	1.12%	1.12%	1.14	%(2)	1.14%	1.19%	1.18%
After fees waived and expenses
absorbed or recouped	1.12%	1.12%	1.14	%(2)	1.18%	1.20%	1.20%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed or recouped	1.61%	1.48%	1.44	%(2)	1.25%	1.12%	1.25%
After fees waived and expenses absorbed or recouped	1.61%	1.48%	1.44	%(2)	1.21%	1.11%	1.23%
Portfolio turnover rate	29.06%	29.91%	20.92	%(1)	26.71%	26.19%	44.61%
_________________________
(1) Not Annualized
(2)  Annualized
# In 2005, the Fund changed its fiscal year end from October 31 to September 30.

PRIVACY NOTICE

Brandes Investment Trust and Brandes Investment Partners, L.P. may collect non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;
●	Information you give us orally; and
●	Information about your transactions with us.

We do not disclose any non-public personal information about any shareholder of the Fund or former shareholders without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities.  We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you.  We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Fund through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your nonpublic personal information would be shared with nonaffiliated third parties.

(This page is not a part of the Prospectus)

For more information about the Brandes Institutional International Equity Fund, the following documents are available free upon request:

Annual/Semi-annual Reports:

The Fund’s annual and semi-annual reports to shareholders contain detailed information on the Fund’s investments.  The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including operations and investment policies.  It is incorporated by reference in and is legally considered a part of this prospectus.

You can get free copies of the reports and the SAI, or request other information and discuss your questions about the Fund, by contacting us at:

Brandes Institutional International Equity Fund
11988 El Camino Real, Suite 500
San Diego, CA 92130
800-331-2979
www.brandesinstitutionalfunds.com

The reports and the SAI are also available on the Fund’s website.

You can also review the Fund’s reports and SAI at the Public Reference Room of the Securities and Exchange Commission.  You can obtain information on the operation of the Public Reference Room by calling (202) 942-8090.  In addition, you can get text-only copies:

●	For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009 or e-mailing the Commission at: publicinfo@sec.gov.

●	Free from the Commission’s Website at http://www.sec.gov.

Investment Company Act file No. 811- 8614

BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

Statement of Additional Information

Dated January 31, 2008

A Series of Brandes Investment Trust

This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the prospectus of Brandes Institutional International Equity Fund (the “Fund”) dated January 31, 2008.  Certain information is incorporated herein by reference to the Fund’s 2007 Annual Report to shareholders under “Financial Statements”.  The Fund is a diversified series of Brandes Investment Trust (the “Trust”), a registered open-end management investment company or mutual fund.  Brandes Investment Partners, L.P. (the “Advisor”) is the investment advisor to the Fund.  Copies of the prospectus may be obtained from the Fund at 11988 El Camino Real, Suite 500, San Diego, CA 92130 or by calling 1-800-331-2979.

TABLE OF CONTENTS
Page

INVESTMENT OBJECTIVE AND POLICIES	2
INVESTMENT RESTRICTIONS	3
OTHER SECURITIES AND INVESTMENT TECHNIQUES	5
PORTFOLIO DISCLOSURE	13
PORTFOLIO TURNOVER	14
MANAGEMENT	14
PROXY VOTING PROCEDURES	19
PRINCIPAL HOLDERS OF SECURITIES	22
INVESTMENT ADVISORY AND OTHER SERVICES	22
PORTFOLIO TRANSACTIONS AND BROKERAGE	28
NET ASSET VALUE	30
REDEMPTIONS	32
TAXATION	32
PERFORMANCE INFORMATION	34
FINANCIAL STATEMENTS	36
OTHER SERVICE PROVIDERS	36
ANTI-MONEY LAUNDERING PROGRAM	36
GENERAL INFORMATION	37

INVESTMENT OBJECTIVE AND POLICIES

The following discussion supplements the discussion of the Fund’s investment objective and policies as set forth in the Fund’s prospectus.  No one can ensure that the Fund’s investment objective will be achieved.

The U.S. government has, from time to time, imposed restrictions, through taxation or otherwise, on foreign investments by U.S. entities such as the Fund.  If such restrictions should be reinstituted, the Board of Trustees of the Trust (the “Board”) would consider alternative arrangements, including reevaluation of the Fund’s investment objective and policies.  However, the Fund would adopt any revised investment objective and fundamental policies only after approval by the holders of a “majority of the outstanding voting securities” of the Fund, which is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) to mean the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

Investments in foreign securities involve certain inherent risks.  Individual foreign economies may differ from the U.S. economy in such aspects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position.  The internal politics of certain foreign countries may not be as stable as those of the United States.  Governments in certain foreign countries also continue to participate to a significant degree in their respective economies.  Action by these governments could include restrictions on foreign investment, nationalization, expropriation of property or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest.  The economies of many foreign countries are heavily dependent on international trade and are accordingly affected by the trade policies and economic conditions of their trading partners.  Enactment by these trading partners of protectionist trade legislation, or other adverse developments affecting these trading partners, could have a significant adverse effect on the securities markets of such countries.

Because most of the securities in which the Fund invests are denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets which are denominated in that currency.  Such changes will also affect the Fund’s income.  The values of the Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations imposed from time to time.

Foreign securities markets may be more volatile than those in the United States.  While growing in volume, they usually have substantially less volume than U.S. markets, and the Fund’s portfolio securities may be less liquid and more volatile than U.S. securities.  Settlement practices for transactions may differ from those in the United States and may include delays beyond periods customary in the United States.  Such differences and potential delays may expose the Fund to increased risk of loss in the event of a failed trade or the insolvency of a foreign broker-dealer.

B-2

INVESTMENT RESTRICTIONS

The Trust has adopted the following fundamental investment policies and restrictions with respect to the Fund in addition to the policies and restrictions discussed in the prospectus.  The policies and restrictions listed below cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Fund.  As a matter of fundamental policy, the Fund is diversified-- i.e., at least 75% of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities, for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

In addition, the Fund may not:

1.   Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it will not make investments while borrowing in excess of 5% of the value of its total assets are outstanding;

2.   Make short sales of securities or maintain a short position, except for short sales against the box;

3.   Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions;

4.   Write put or call options, except that the Fund may (i) write covered call options on individual securities and on stock indices; (ii) purchase put and call options on securities which are eligible for purchase by the Fund and on stock indices; and (iii) engage in closing transactions with respect to its options writing and purchases, in all cases subject to applicable federal and state laws and regulations;

5.   Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

6.   Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. government securities), except that the Fund reserves the right to invest all of its assets in shares of another investment company;

7.   Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and securities issued by real estate investment trusts);

8.   Purchase or sell commodities or commodity futures contracts, except that the Fund may purchase and sell stock index futures contracts for hedging purposes to the extent permitted under applicable federal and state laws and regulations and except that the Fund may engage in foreign exchange forward contracts, although it has no current intention to use such contracts except to settle transactions in securities requiring foreign currency;

B-3

9.   Make loans (except for purchases of debt securities consistent with the investment policies of the Fund and except for repurchase agreements);

10.  Make investments for the purpose of exercising control or management; or

11.  Invest in oil and gas limited partnerships or oil, gas or mineral leases.

Operating Restrictions

The Fund observes the following restrictions as a matter of operating, but not fundamental, policy, which can be changed by the Board without shareholder approval.

The Fund may not:

1.  Purchase any security if as a result the Fund would then hold more than 10% of any class of voting securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class), except that the Fund reserves the right to invest all of its assets in a class of voting securities of another investment company;

2.  Invest more than 10% of its assets in the securities of other investment companies or purchase more than 3% of any other investment company’s voting securities or make any other investment in other investment companies except as permitted by federal and state law, except that the Fund reserves the right to invest all of its assets in another investment company;

3.  Invest more than 15% of its net assets in unseasoned securities and illiquid securities, including Rule 144A securities; or

4.  Make any change in the Fund’s investment policy of investing at least 80% of its net assets in the investments suggested by the Fund’s name without first providing the Fund’s shareholders with at least 60 days’ prior notice.

B-4

OTHER SECURITIES AND INVESTMENT TECHNIQUES

Convertible Securities

A convertible security is a bond which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer.  Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.  While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock.)  The credit standing of the issuer and other factors may also affect the investment value of a convertible security.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security is increasingly influenced by its conversion value.

Like other debt securities, the market value of convertible debt securities tends to vary inversely with the level of interest rates.  The value of the security declines as interest rates increase and increases as interest rates decline.  Although under normal market conditions term securities have greater yields than do shorter term securities of similar quality, they are subject to greater price fluctuations.  Fluctuations in the value of the Fund’s investments will be reflected in its net asset value per share.  A convertible security may be subject to redemption at the option of the insurer at a price established in the instrument governing the convertible security.  If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Short-Term Investments

At times the Fund may invest in short-term cash equivalent securities either for temporary, defensive purposes or as part of its overall investment strategy.  These securities consist of high quality debt obligations maturing in one year or less from the date of purchase, such as U.S. government securities, certificates of deposit, bankers’ acceptances and commercial paper.  High quality means the obligations have been rated at least A-1 by Standard & Poor’s Corporation (“S&P”) or Prime-1 by Moody’s Investor’s Service, Inc. (“Moody’s”), have an outstanding issue of debt securities rated at least AA by S&P or Aa by Moody’s, or are of comparable quality in the opinion of the Advisor.

B-5

Repurchase Agreements

Short-term investments also include repurchase agreements with respect to the high quality debt obligations listed above.  A repurchase agreement is a transaction in which the Fund purchases a security and, at the same time, the seller (normally a commercial bank or broker-dealer) agrees to repurchase the same security (and/or a security substituted for it under the repurchase agreement) at an agreed-upon price and date in the future.  The resale price is in excess of the purchase price, as it reflects an agreed-upon market interest rate effective for the period of time during which the Fund holds the securities.  The purchaser maintains custody of the underlying securities prior to their repurchase; thus the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such underlying securities.  If the value of such securities is less than the repurchase price, the other party to the agreement is required to provide additional collateral so that all times the collateral is at least equal to the repurchase price.

The majority of these transactions run from day to day and not more than seven days from the original purchase.  The securities will be marked to market every business day so that their value is at least equal to the amount due from the seller, including accrued interest.  The Fund’s risk is limited to the ability of the seller to pay the agreed-upon sum on the delivery date.

Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund intends to enter into repurchase agreements only with banks and dealers believed by the Advisor to present minimum credit risks in accordance with guidelines established by the Board of Trustees.  The Advisor will review and monitor the creditworthiness of such institutions under the Board’s general supervision.  To the extent that the proceeds from any sale of collateral upon a default in the obligation to repurchase were less than the repurchase price, the purchaser would suffer a loss.  If the other party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, the purchaser’s ability to sell the collateral might be restricted and the purchaser could suffer a loss.  However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Fund intends to comply with provisions under such Code that would allow it immediately to resell the collateral.

U.S. Government Securities

The Fund may, but is not obligated under any circumstances to, invest in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.  U.S. Government securities include direct obligations issued by the United States Treasury, such as Treasury bills, certificates of indebtedness, notes and bonds.  U.S. government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Home Loan Banks and the Federal National Mortgage Association. Except for U.S. Treasury securities, obligations of U.S. government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States.  Some, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the Treasury, others by discretionary authority of the U.S. government to purchase the agencies’ obligations, while still others are supported only by the credit of the instrumentality.  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

B-6

When-Issued Securities

The Fund may from time to time purchase securities on a “when-issued” or delayed delivery basis, generally in connection with an underwriting or other offering.  The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date, beyond normal settlement dates, generally from 15 to 45 days after the transaction.  During the period between purchase and settlement, the Fund does not pay the issuer and no interest accrues to the Fund.  To the extent that the Fund holds assets in cash pending the settlement of a purchase of securities, the Fund would earn no income.  These transactions involve the risk that the value of the securities at settlement may be more or less than the agreed upon price, or that the party with which the Fund enters into such a transaction may not perform its commitment. While the Fund may sell when-issued securities prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.  At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the purchase price.  The Fund will establish a segregated account with the Custodian in which it will maintain cash or liquid assets such as U.S. government securities or other high-grade debt obligations equal in value to commitments for when-issued securities.  Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets at the time of purchase in illiquid securities, including (i) securities with no readily available market; (ii) securities subject to legal restrictions on resale (so-called “restricted securities”) other than Rule 144A securities noted below; (iii) repurchase agreements having more than seven days to maturity; and (iv) fixed time deposits subject to withdrawal penalties (other than those with a term of less than seven days). Illiquid securities do not include those which meet the requirements of Securities Act Rule 144A and which the Advisor has determined to be liquid based on the applicable trading markets.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the “1933 Act”) (“restricted securities”), securities which are otherwise not readily marketable, and repurchase agreements having a maturity of longer than seven days.  Securities which have not been registered under the 1933 Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market.  Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might not be able to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days.  The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

B-7

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes.  Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.  In accordance with guidelines established by the Board, the Advisor will determine the liquidity of each investment using various factors such as (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the likelihood of continued marketability and credit quantity of the issuer.

Securities Lending

The Fund may lend its securities in an amount up to 30% of its total assets at the time of the loan to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulations.  Under present regulatory requirements, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks, or U.S. government securities.  Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral if the borrower of the securities fails financially.  However, the Fund will lend securities only when, in the Advisor’s opinion, the income to be earned from the loans justifies the risks involved.  The Fund or the borrower may terminate Loans.

Options

The Fund may purchase put and call options with respect to securities which are eligible for purchase by the Fund and with respect to various stock indices to hedge against the risk of unfavorable price movements adversely affecting the value of the Fund’s securities or securities the Fund intends to buy.  The Fund may also purchase call options in closing transactions, to terminate option positions written by the Fund.  The Fund may write (sell) covered call options on individual securities and on stock indices and engage in related closing transactions.

Purchasing Options.  By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed “strike” price. In return for this right, the Fund pays the current market price for the option (known as the option premium).  Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by selling the option, by allowing it to expire or by exercising the option.  If the option is allowed to expire, the Fund will lose the entire premium it paid.  If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price.  The Fund also may terminate a put option position by closing it out in the secondary market at its current price (i.e., by selling an option of the same series as the option purchased), if a liquid secondary market exists.

B-8

The buyer of a typical put option will realize a gain if security prices fall substantially.  However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer will suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price.  A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall.  At the same time, the buyer can expect to suffer a loss if the underlying prices do not rise sufficiently to offset the cost of the option.

The Fund may purchase a put or call option only if the value of its premium, when aggregated with the premiums on all other options held by the Fund, does not exceed 5% of the Fund’s total assets at the time of purchase.

Writing Options.  When the Fund writes a call option, it takes the opposite side of the transaction from the option’s purchaser.  In return for receipt of the premium, the Fund assumes the obligation to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option.  The Fund may seek to terminate its position in a call option it writes before exercise by closing out the option in the secondary market at its current price (i.e., by buying an option of the same series as the option written).  If the secondary market is not liquid for a call option the Fund has written, however, the Fund must continue to be prepared to deliver the underlying instrument in return for the strike price while the option is outstanding, regardless of price changes, and must continue to segregate assets to cover its position.  The Fund will establish a segregated account with the Custodian in which it will maintain the security underlying the option written, or securities convertible into that security, or cash or liquid assets such as U.S. government securities or other high-grade debt obligations, equal in value to commitments for options written.

Writing a call generally is a profitable strategy if the price of the underlying security remains the same or falls.  Through receipt of the option premium, a call writer mitigates the effects of a price decline.  At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in the underlying price increases.

Combined Positions. The Fund may purchase and write options in combination with each other to adjust the risk and return characteristics of the overall position.  For example, the Fund may write a put option and purchase a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

B-9

Correlation of Price Changes. Because the types of exchange-traded options contracts are limited, the standardized contracts available likely will not match the Fund’s current or anticipated investments exactly.  The Fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests.

Options prices also can diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well.  Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect the security prices the same way.  Imperfect correlation also may result from differing levels of demand in the options markets and the securities markets, structural differences in how options are traded, or imposition of daily price fluctuation limits or trading halts.  The Fund may purchase or sell options with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not succeed in all cases.  If price changes in the Fund’s options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options.  No one can assure that a liquid secondary market will exist for any particular options contract at any particular time.  Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price.  In addition, exchanges may establish daily price fluctuation limits for options contracts, and may halt trading if a contract’s price moves up or down more than the limit in a given day.  On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, the Fund may not be able to enter into new positions or close out existing positions.  If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value.  As a result, the Fund’s access to other assets held to cover its options positions also could be impaired.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options, i.e., options not traded on exchanges (“OTC options”), generally are established through negotiation with the other party to the option contract.  While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organizations of the exchanges where they are traded. OTC options are considered to be illiquid, since these options generally can be closed out only by negotiation with the other party to the option.

B-10

Stock Index Options. Options on stock indices have certain risks that are not present with stock options generally.  Because the value of an index option depends on movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on an options transaction depends on movements in the level of stock prices generally rather than movements in the price of a particular stock.  Accordingly, to successfully use options on a stock index, the Advisor must be able to predict correctly movements in the direction of the stock market generally.  Index prices may be distorted if trading in certain stocks included in the index is interrupted.  Trading of index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index.  If this were to occur, the Fund would not be able to close out positions it holds.  The Fund’s policy is to engage in options transactions only with respect to an index which the Advisor believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

Stock Index Futures

The Fund may buy and sell stock index futures contracts for bona fide hedging purposes, e.g., in order to hedge against changes in prices of the Fund’s securities.  No more than 25% of the Fund’s total assets at the time of any such transaction will be hedged with stock index futures contracts.

A stock index futures contract is an agreement pursuant to which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.  Futures contracts are traded on designated “contract markets” which, through their clearing corporations, guarantee performance of the contracts.  No physical delivery of securities is made, but profits and losses resulting from changes in the market value of the contract are credited or debited at the close of each trading day to the accounts of the parties to the contract.  On the contract’s expiration date, a final cash settlement occurs.  Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.  If the Advisor expects general stock market prices to rise, it might purchase a stock index future contract as a hedge against an increase in prices of particular equity securities it wants ultimately to buy.  If in fact the stock index did rise, the price of the equity securities intended to be purchased might also increase, but that increase would be offset in part by the increase in the value of the Fund’s futures contract resulting from the increase in the index.  On the other hand, if the Advisor expects general stock market prices to decline, it might sell a futures contract on the index.  If that index did in fact decline, the value of some or all of the equity securities held by the Fund might also be expected to decline, but that decrease would be offset in part by the increase in the value of the future contract.

No one can ensure that it will be possible at any particular time to close a futures position.  If the Fund could not close a futures position and the value of the position declined, the Fund would have to continue to make daily cash payments to the other party to the contract to offset the decline in value of the position.  No one can ensure that hedging transactions will be successful, as there may be an imperfect correlation between movements in the prices of the futures contracts and of the securities being hedged, or price distortions due to market conditions in the futures markets.  Successful use of futures contracts is subject to the Advisor’s ability to predict correctly movements in the direction of interest rates, market prices and other factors affecting the value of securities.

B-11

The use of futures contracts includes several risks.  If the index the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of unlimited loss.  Further, unanticipated changes in stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures on stock indexes.

In addition, a variety of factors may affect the market prices of futures contracts.  First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the securities and futures markets.  Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

Finally, positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures.  No one can ensure that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.

The Fund will engage in futures transactions only as a hedge against the risk of unexpected changes in the values of securities held or intended to be held by the Fund.  As a general rule, the Fund will not purchase or sell futures if, immediately thereafter, more than 25% of its net assets would be hedged.  In addition, the Fund will not purchase or sell futures or related options if, immediately thereafter, the amount of margin deposits on the Fund’s existing futures positions would exceed 5% of the market value of the Fund’s net assets.

Other Investment Companies

The Fund may invest in securities issued by other investment companies, including (to the extent permitted by the 1940 Act) other investment companies managed by the Advisor.  They may include shares of money market funds, exchange traded funds (“ETFs”), closed-end investment companies, and passive foreign investment companies.

          ETFs are not actively managed.  Rather, an ETF’s objective is to track the performance of a specified index.  Therefore, securities may be purchased, retained and sold by ETFs at times when an actively managed trust would not do so. As a result, the Fund may have a greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF were not fully invested in such securities.  Because of this, an ETF’s price can be volatile.  In addition, the results of an ETF will not match the performance of the specified index due to reductions in the ETF’s performance attributable to transaction and other expenses, including fees paid by the ETF to service providers.

B-12

          The Fund limits its investments in securities issued by other investment companies in accordance with the 1940 Act and SEC rules.  Under the 1940 Act, the Fund may own an unlimited amount of any affiliated investment company.  It also may invest its assets in any unaffiliated investment company, subject to certain conditions, as long as the Fund and its affiliated persons own no more than 3% of the outstanding voting stock of the acquired investment company.  This restriction may not apply to the Fund’s investments in money market mutual funds, if the Fund’s investments fall within the exceptions set forth under SEC rules.

          As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.  Accordingly, in addition to bearing their proportionate share of the Fund’s expenses (i.e., management fees and operating expenses), shareholders will also indirectly bear similar expenses of such other investment companies.

          Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of an investment in other investment companies.

PORTFOLIO DISCLOSURE

The Fund will not disclose (or authorize its custodian or principal underwriter to disclose) portfolio holdings information to any person or entity except as follows:

•
To persons providing services to the Fund who have a need to know such information in order to fulfill their obligations to the Fund, such as portfolio managers, administrators, custodians, pricing services, proxy voting services, accounting and auditing services, and research and trading services, and the Trust’s Board of Trustees;

•	In connection with periodic reports that are available to shareholders and the public;

•	To mutual fund rating or statistical agencies or persons performing similar functions;

•	Pursuant to a regulatory request or as otherwise required by law; or

•	To persons approved in writing by the Chief Compliance Officer of the Trust (the “CCO”).

Any disclosures made to persons approved by the CCO will be reported by the CCO to the Board at the end of the quarter in which such disclosure was made.  The portfolio holdings information that may be distributed to any person is limited to the information that the Advisor believes is reasonably necessary in connection with the services to be provided by the service provider receiving the information.  Neither the Trust nor the Advisor may receive compensation in connection with the disclosure of information about the Fund’s portfolio securities.  In the event of a conflict between the interests of Trust shareholders and those of the Advisor or any affiliated person of the Trust or the Advisor, the CCO will make a determination in the best interests of the Trust’s shareholders, and will report such determination to the Board at the end of the quarter in which such determination was made.

B-13

The Fund discloses its portfolio holdings quarterly, in its annual and semi-annual Reports, as well as in filings with the SEC, in each case no later than 60 days after the end of the applicable fiscal period.

Registered investment companies that are sub-advised by the Advisor may be subject to different portfolio holdings disclosure policies, and neither the Board of Trustees nor the Advisor exercises control over such policies.  In addition, the Advisor’s separately managed account clients have access to their portfolio holdings and are not subject to the Trust’s Disclosure Policies and Procedures.  Certain of the Advisor’s separately managed accounts and investment companies which it sub-advises have substantially similar or identical investment objectives and strategies to the Trust, and therefore have substantially similar, and in certain cases nearly identical, portfolio holdings as the Trust.

Such disclosure may be made to service providers, rating and statistical organizations and other persons approved by the CCO only if the recipients of such information are subject to a confidentiality agreement that among other things, prohibits any trading upon such information and if the authorizing persons (as determined by the Fund’s CCO) determine that, under the circumstances, disclosure is in the best interests of the Fund’s shareholders. The portfolio holdings information that may be distributed is limited to the information that the Advisor believes is reasonably necessary in connection with the services to be provided by the service provider or other person receiving the information.

PORTFOLIO TURNOVER

The annual portfolio turnover rate indicates changes in the Fund’s portfolio, and is calculated by dividing the lesser of long-term purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio long-term securities owned by the Fund during the fiscal year.  A 100% portfolio turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to high transaction costs and might result in a greater number of taxable transactions.  For the fiscal year ended September 30, 2007 the portfolio turnover rate for the Fund was 29.06%.

MANAGEMENT

The Board is responsible for the overall management of the Trust’s business.  The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, the Trust’s Custodian and Transfer Agent.  The Board delegates the day-to-day operations of the Trust to its officers, subject to the Fund’s investment objective and policies and to general supervision by the Board.

B-14

The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Fund Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Independent Trustees(2)
DeWitt F. Bowman 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age: 76)	Trustee	Since February 1995	Principal, Pension Investment Consulting, since 1994. Interim Treasurer and Vice President for Investments – University of California from 2000 to 2001.	4	Pacific Gas and Electric Nuclear Decommissioning Trust; PCG Private Equity Fund; Forward Funds; Sycuan Equity Funds; RREEF America III REIT
J. Michael Gaffney 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age: 66)	Trustee	Since June 2004	Independent Consultant, NATIXIS Asset Management, North America, since 2004. President and CEO, Back Bay Advisors from 1998 to 2001; Trustee, The Cutler Trust from 2003 to 2005.	4	None
Karin B. Bonding(4) 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age: 68)	Trustee	Since May 2006	Lecturer, University of Virginia, since 1996. President of Capital Markets Institute, Inc. serving as fee-only financial planner and investment advisor since 1996.	4	Director of 6 closed end mutual funds in the Credit Suisse family of funds.
“Interested” Trustees3)
Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Fund Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Debra McGinty-Poteet 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age: 51)	Trustee and President	Since June 2000	Director, Mutual Fund Services of the Advisor.	4	Brandes Investment Funds PLC

B-15

Jeff Busby(4) 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age: 46)	Trustee	Since July 2006	Executive Director of the Advisor	4	None
Officers of the Trust
Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Fund Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Thomas M. Quinlan 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age: 37)	Secretary	Since June 2003	Associate General Counsel to the Advisor since January 2006; Counsel to the Advisor from July 2000 to January 2006.	N/A	N/A
Gary Iwamura 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age: 50)	Treasurer	Since September 1997	Finance Director of the Advisor.	N/A	N/A
Adelaide Pund 11988 El Camino Real Suite 500 San Diego, CA 92130 (Age: 40)	Chief Compliance Officer	Since September 2004	Head of Compliance of the Advisor since October 2004; Compliance Manager to the Advisor from 1998 to October 2004.	N/A	N/A
Ellen Blanchard State Street Bank & Trust Company 200 Clarendon Street Boston, MA 02116 (Age: 33)	Anti-Money Laundering Compliance Officer	Since August 2007
Director and Senior Associate Counsel from January 2006 to present, State Street Bank & Trust Company (formerly Investors Bank & Trust Company); Senior Manager and Associate Counsel  from August 2004 to December 2005; Manager and Associate Counsel from August 2002 to August 2004.

				N/A	N/A
1      Trustees and officers of the Fund serve until their resignation, removal or retirement.
2      Not “interested persons” of the Trust as defined in the 1940 Act.
3
“Interested persons” of the Trust as defined in the 1940 Act.  Debra McGinty-Poteet is an interested person of the Trust because she is an officer of the Trust (President) and an employee of the Advisor.  Jeff Busby is an interested person of the Trust because he is the Executive Director of the Advisor.

4      Appointed by the Board as a Trustee.

B-16

The Board has nominated the following persons as additional Independent Trustees for election by the shareholders at a meeting currently scheduled to be held on April 15, 2008:

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Fund Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Robert M. Fitzgerald 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age: 55)	N/A	N/A
Retired. Chief
Financial Officer,
National Retirement Partners, December
2005 to July 2007;
Chief Financial
Officer, PIMCO
Advisors, February
1995 to December
2001; Trustee, The
Cutler Trust from
2003 to 2005.

				N/A	Trustee of 5 open- end mutual funds in the Hotchkis and Wiley Funds family of funds.
Jean Carter 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age: 50)	N/A	N/A	Retired. Director, Russell Investment Group), from 2000 to 2005; Portfolio Manager and Analyst from 1994 to 1999.	N/A	None

Board Committees

Audit Committee.  The Board has an Audit Committee, which is comprised of the independent members of the Board, Karin Bonding, DeWitt F. Bowman and J. Michael Gaffney.  The Audit Committee reviews financial statements and other audit-related matters for the Trust, and serves as the Trust’s “qualified legal compliance committee”.  The Audit Committee also holds discussions with management and with the independent auditors concerning the scope of the audit and the auditor’s independence.  During the year ended September 30, 2007, the Audit Committee met twice.

Nomination Committee.  The Board has a Nomination Committee, which is comprised of the independent members of the Board, Karin Bonding, DeWitt F. Bowman and J. Michael Gaffney.  The Nomination Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of Trustees as is considered necessary from time to time and meets only as necessary.  The Nominating Committee will consider candidates for trustees nominated by shareholders.  Shareholders may recommend candidates for Board positions by forwarding their correspondence to the Secretary of the Trust.  The Nominating Committee met three times during the year ended September 30, 2007.

B-17

Fund Shares Owned by Trustees as of December 31, 2007

Amount Invested Key
A.	$0
B.	$1-$10,000
C.	$10,001-$50,000
D.	$50,001-$100,000
E.	over $100,000

Name of Trustee	Dollar Range of Equity Securities Owned in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
"Independent” Trustees
DeWitt F. Bowman	C	D
J. Michael Gaffney	C	D
Karin Bonding	A	A
"Interested” Trustees
Debra McGinty-Poteet	A	A
Jeff Busby	A	E

As of January 1, 2008, the officers and trustees owned less than 1% of outstanding shares of the Fund as a group.

Compensation

The Trust pays an annual retainer of $16,000 and a fee of $1,000 per meeting attended to Trustees who are not “interested persons” of the Trust.  They also receive a fee of $1,000 for any committee meetings held on dates other than scheduled Board meeting dates, and are reimbursed for any expenses incurred in attending meetings.  The Advisor reimburses the Trust the portion of such amounts attributable to the Separately Managed Account Reserve Trust series of the Trust.

The table below shows the compensation paid to each Trustee for the fiscal period ended September 30, 2007:

Name	Aggregate Compensation from Fund	Aggregate Compensation from Registrant	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Trust Complex Paid to Trustees
DeWitt F. Bowman (Independent Trustee)	$9,500	$19,000	$0	$0	$19,000
Gordon Clifford Broadhead* (Independent Trustee)	$6,750	$13,500	$0	$0	$13,500
J. Michael Gaffney (Independent Trustee)	$9,500	$19,000	$0	$0	$19,000
W. Daniel Larsen* (Independent Trustee)	$4,500	$9,000	$0	$0	$9,000
Karin Bonding (Independent Trustee)	$9,500	$19,000	$0	$0	$19,000
Debra McGinty-Poteet (Interested Trustee)	$0	$0	$0	$0	$0

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Name	Aggregate Compensation from Fund	Aggregate Compensation from Registrant	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Trust Complex Paid to Trustees
Jeff Busby (Interested Trustee)	$0	$0	$0	$0	$0
*Messrs. Broadhead and Larsen resigned as trustees in August 2007.

Code of Ethics

The Trust, the Advisor and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act.  Each Code permits personnel of the Advisor and Distributor to invest in securities that may be purchased or held by the Fund, subject to certain conditions.  In accordance with the requirements of the Sarbanes-Oxley Act of 2002, the Trust has also adopted a supplemental Code of Ethics for its principal officers and senior financial officers.  Each Code has been filed as an exhibit to this registration statement and is available upon request by contacting the Trust.

PROXY VOTING PROCEDURES

The Fund does not invest in any security for the purpose of exercising control or management.  Because the Advisor is in a better position than the Board of Trustees to monitor corporate actions, analyze proxy proposals, make voting decisions and ensure that proxies are submitted promptly, the Fund has delegated its authority to vote proxies to the Advisor, subject to the supervision of the Board.  The Fund’s proxy voting policies are summarized below.

Policies of the Fund’s Investment Advisor

Subject to certain limited exceptions, it is the Advisor’s policy to vote all proxies received by the Fund in a timely manner.  Upon receiving each proxy the Advisor reviews the issues presented and makes a decision to vote for, against or abstain on each of the issues presented in accordance with the proxy voting guidelines that it has adopted.  The Advisor considers information from a variety of sources in evaluating the issues presented in a proxy.  The Advisor does not solicit or consider the views of individual shareholders of the Fund in voting proxies.  The Advisor generally supports policies, plans and structures that it believes provide quality management teams appropriate latitude to run the business in a way that is likely to maximize value for owners.  Conversely, the Advisor generally opposes proposals that clearly have the effect of restricting the ability of shareholders to realize the full potential value of their investment.

The Advisor’s proxy voting procedures adhere to the following broad principles:

•
The right to vote proxies with respect to portfolio securities held by the Fund is an asset of the Fund.  The Advisor acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.

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•
Where the Advisor is given responsibility for voting proxies, it must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best interest of its clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts.

•	The financial interest of the clients is the primary consideration in determining how proxies should be voted.
•
In the case of social and political responsibility issues that in its view do not primarily involve financial considerations, it is not possible to represent fairly the diverse views of its clients and, thus, unless a client has provided other instructions, the Advisor generally votes in accordance with the recommendations of Institutional Shareholder Services, Inc. (“ISS”) on these issues, although, on occasion the Advisor abstains from voting on these issues.

•	When making proxy-voting decisions, the Advisor generally adheres to its proxy voting guidelines.
•
Although clients do not always have proxy-voting policies, if a client has such a policy and instructs the Advisor to follow it, the Advisor is required to comply with it except in any instance in which doing so would be contrary to the economic interests of an employee benefit plan or otherwise imprudent or unlawful.

The Board has approved the Advisor’s proxy voting policies and procedures.  The Board will monitor the implementation of these policies to ensure that the Advisor’s voting decisions:

•	Are consistent with the Advisor’s fiduciary duty to the Fund and its shareholders;

•	Seek to maximize shareholder return and the value of Fund investments;

•	Promote sound corporate governance; and

•	Are consistent with the Fund’s investment objective and policies.

International Proxy Voting

While the Advisor utilizes these proxy voting policies and procedures for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies.  For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically.  In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

For proxies of non-U.S. companies, however, it is typically both difficult and costly to vote proxies. The major difficulties and costs may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting. Furthermore, the operational hurdles to voting proxies vary by country.  As a result, the Advisor considers international proxy voting on a case-by-case basis. However, when the Advisor believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxy exceed the expected costs, the Advisor will make every reasonable effort to vote such proxies.

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Conflicts of Interest

The Advisor’s Corporate Governance Committee is responsible for identifying proxy voting proposals that present a conflict of interest in accordance with such criteria as the Corporate Governance Committee establishes from time to time.  If the Advisor receives a proxy relating to an issuer that raises a conflict of interest, the Corporate Governance Committee will determine whether the conflict is “material” to any specific proposal included within the proxy.  In situations where there is a conflict of interest between the interests of the Advisor and the interests of the Fund, the Advisor will take one of the following steps to resolve the conflict:

1.	Refer Proposal to the Board – The Advisor may refer the proposal to the Board of Trustees and obtain instructions from the Board on how to vote the proxy relating to that proposal.
2.
Obtain Fund Ratification – If the Advisor is in a position to disclose the conflict to the client (i.e., such information is not confidential), the Advisor may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the Fund and obtain the Fund’s consent to how the Advisor will vote on the proposal (or otherwise obtain instructions from the Board on how the proxy on the proposal should be voted).

3.
Use Predetermined Voting Policy – The Advisor may vote according to its Guidelines or, if applicable, the proxy voting policies mandated by the Fund, so long as the subject matter of the proposal is specifically addressed in the Guidelines or proxy voting policies such that the Advisor will not be exercising discretion on the specific proposal raising a conflict of interest.

4.
Use an Independent Third Party for All Proposals – Subject to any Fund imposed proxy voting policies, the Advisor may vote all proposals in a proxy according to the policies of an independent third party, such as ISS or Investor Responsibility Research Center, Inc. (“IRRC”) (or to have the third party vote such proxies).

5.
Use an Independent Third Party to Vote the Specific Proposals that Involve a Conflict – Subject to any Fund imposed proxy voting policies, the Advisor may use an independent third party (such as ISS or IRRC) to recommend how the proxy for specific proposals that involve a conflict should be voted (or to have the third party vote such proxies).

In the event of a conflict between the interests of the Advisor and the Fund, the Advisor’s policies provide that the conflict may be disclosed to the Board or its delegate, who shall provide direction to vote the proxies.  The Board has delegated this authority to the Independent Trustees, and the proxy voting direction in such a case will be determined by a majority of the Independent Trustees.

More Information

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request by calling toll-free, (800) 331-2979 or by accessing the SEC’s website at www.sec.gov.  In addition, a copy of the Fund’s proxy voting policies and procedures is available by calling (800) 331-2979 and will be sent within three business days of receipt of a request.

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PRINCIPAL HOLDERS OF SECURITIES

As of December 31, 2007, the following persons held of record more than 5% of the outstanding shares of the Fund; the Trust has no information regarding the beneficial owners of such securities.

Name and Address	Number of Shares	Percentage Owned
Charles Schwab & Co., Inc. (1) 101 Montgomery Street San Francisco, CA 94104	19,323,114	42.11%
Guy Bell Plan Administrator State of Alaska TTEE FBO State of Alaska Deferred Compensation Plan 8515 East Orchard Road 2T2 Englewood, CO 80111	9,800,898	21.36%
National Financial Service Corporation (1) 200 Liberty Street One World Financial Center New York, NY 10281	6,520,550	14.21%

 (1)  Charles Schwab & Co. Inc. and National Financial Service Corporation are the nominee accounts for many individual shareholder accounts; the Fund is not aware of the size or identity of any individual shareholder accounts.

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges that it controls the Fund.  Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Advisory Agreement

Subject to the supervision of the Board, the Advisor provides investment management and services to the Fund, pursuant to an Investment Advisory Agreement (the “Advisory Agreement”).  Under the Advisory Agreement, the Advisor provides a continuous investment program for the Fund and makes decisions and place orders to buy, sell or hold particular securities.  In addition to the fees payable to the Advisor and the Administrator, the Fund is responsible for its operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of Trustees other than those affiliated with the Advisor or the Administrator; (v) legal and audit expenses; (vi) fees and expenses of the custodian, shareholder service and transfer agents; (vii) fees and expenses for registration or qualification of the Fund and its shares under federal and state securities laws; (viii) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders; (ix) other expenses incidental to holding any shareholder meetings; (x) dues or assessments of or contributions to the Investment Company Institute or any successor; (xi) such non-recurring expenses as may arise, including litigation affecting the Trust or the Fund and the legal obligations with respect to which the Trust or the Fund may have to indemnify the Trust’s officers and Trustees; and (xii) amortization of organization costs.

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Under the Advisory Agreement, the Advisor and its officers, directors, agents, employees, controlling persons, shareholders and other affiliates will not be liable to the Fund for any error of judgment by the Advisor or any loss sustained by the Fund, except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.  In addition, the Fund will indemnify the Advisor and such other persons from any such liability to the extent permitted by applicable law.

The Advisory Agreement with respect to the Fund will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the Trustees who are not parties to the Agreement or “interested persons” of the Fund as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities.

The Board of Trustees or the holders of a majority of the outstanding voting securities of the Fund can terminate the Advisory Agreement with respect to the Fund at any time without penalty, on 60 days written notice to the Advisor.  The Advisor may also terminate the Advisory Agreement on 60 days written notice to the Fund.  The Advisory Agreement terminates automatically upon its assignment (as defined in the 1940 Act).

Since 1997, the Advisor has agreed annually that it will waive management fees and reimburse operating expenses of the Fund to the extent necessary to ensure that the expenses of the Fund do not exceed during each fiscal year 1.20% of the average daily net assets of the Fund (the “Expense Cap”).  Such agreement is currently in effect through September 30, 2008.  The Trust has agreed that the amount of any waiver or reimbursement will be repaid to the Advisor without interest at any time before the  end of the fifth full fiscal year of the Fund after the fiscal year in which the waiver or reimbursement occurred, unless that repayment would cause the aggregate operating expenses of the Fund to exceed the Expense Cap for the fiscal year in which the waiver or reimbursement occurred.

During the fiscal periods ended September 30, 2007, September 30, 2006 and September 30, 2005, the Advisor earned advisory fees at the rate of 1.00% of the average net assets of the Fund, amounting to the following:

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Periods	Fees Earned	Fees Recouped
2007	$10,030,342	$0
2006	$7,520,197	$0
2005	$5,650,625	$0

Portfolio Managers

The following includes information regarding the Fund’s portfolio managers and the accounts managed by each of them as of December 31, 2007.  Investment decisions with respect to the Fund are the responsibility of the Advisor’s Large Cap Investment Committee which is comprised of a limited number of senior analysts and portfolio management professionals of the Advisor.  Some of the Large Cap Committee members are listed below.  As an oversight function, the Advisor also has an Investment Oversight Committee that establishes broad standards and practices to be followed by its product investment committees including the Large Cap Investment Committee.  Messrs. Carlson and Woods and Ms. Morris are members of both the Large Cap Investment Committee and the Investment Oversight Committee.

Other Accounts:

As members of the Advisor’s Large Cap Investment Committee and/or Investment Oversight Committee, the Fund’s portfolio managers assist the respective investment committee in analyzing and making investment decisions which are uniformly applied to a substantial number of institutional and private client separate accounts and “wrap” accounts sponsored by certain unaffiliated broker-dealers.

Number of Other Accounts Managed	Categories of Accounts	Is the Advisory Fee for Managing Any of these Accounts Based on the Performance of the Account?	Total Assets in Each of these Accounts
Glenn Carlson	Registered mutual funds: 11 Other pooled investment vehicles: 56 Other accounts: 8,087 (Managed by Investment Oversight Committee) Total accounts: 8,154	Registered investment companies, other pooled investment vehicles and other accounts.
The advisory fees for managing the majority of these accounts are not based on the performance of the account. The Advisor manages 18 accounts from which it receives an advisory fee based on the performance of the account.  The total assets of these 18 accounts is approximately $12.3 billion.
Registered mutual funds: approximately $11.4 billion Other pooled investment vehicles: approximately $14.8 billion Other accounts: approximately $85.4 billion
Brent Woods	Registered Mutual Funds: 11 Other pooled investment vehicles: 56 Other accounts: 8,087 (Managed by Investment Oversight Committee) Total accounts: 8,154	Registered Investment Companies, other pooled investment vehicles and other accounts.
The advisory fees for managing the majority of these accounts are not based on the performance of the account.  The Advisor  manages 18 accounts from which it receives an advisory fee based on the performance of the account. The total assets of these 18 accounts is approximately $12.3 billion.

Registered Mutual Funds: approximately $11.4 billion Other pooled investment vehicles: approximately $14.8 billion Other accounts: approximately $85.4 billion

B-24

Amelia Morris	Registered Mutual Funds: 11 Other pooled investment vehicles: 56 Other accounts: 8,087 (Managed by Investment Oversight Committee) Total accounts: 8,154	Registered Investment Companies, other pooled investment vehicles and other accounts.
The advisory fees for managing the majority of these accounts are not based on the performance of the account.  The Advisor manages 18 accounts from which it receives an advisory fee based on the performance of the account. The total assets of these 18 accounts is approximately $12.3 billion.
Registered Mutual Funds: approximately $11.4 billion Other pooled investment vehicles: approximately $14.8 billion Other accounts: approximately $85.4 billion
Jim Brown	Registered Mutual Funds: 7 Other pooled investment vehicles: 33 Other accounts: 6,971 (Managed by Large Cap Investment Committee) Total accounts: 7,011	Registered Investment Companies, other pooled investment vehicles and other accounts.
The advisory fees for managing the majority of these accounts are not based on the performance of the account.  The Advisor manages 17 accounts from which it receives an advisory fee based on the performance of the account. The total assets of these 17 accounts is approximately $11.3 billion.
Registered Mutual Funds approximately $11.1 billion Other pooled investment vehicles: approximately $13.6 billion Other accounts: approximately $81.5billion
Keith Colestock	Registered Mutual Funds: 7 Other pooled investment vehicles: 38 Other accounts: 7,640 (Managed by Large Cap and Mid Cap Investment Committees) Total accounts: 7,685	Registered Investment Companies, other pooled investment vehicles and other accounts.
The advisory fees for managing the majority of these accounts are not based on the performance of the account.  The Advisor manages 18 accounts from which it receives an advisory fee based on the performance of the account. The total assets of these 18 accounts is approximately $12.3 billion.
Registered Mutual Funds approximately $11.1 billion Other pooled investment vehicles: approximately $13.9 billion Other accounts: approximately $82.9 billion
Brent Fredberg	Registered Mutual Funds: 7 Other pooled investment vehicles: 33 Other accounts: 6,971 (Managed by Large Cap Investment Committee) Total accounts: 7,011	Registered Investment Companies, other pooled investment vehicles and other accounts.
The advisory fees for managing the majority of these accounts are not based on the performance of the account.  The Advisor manages 17 accounts from which it receives an advisory fee based on the performance of the account. The total assets of these 17 accounts is approximately $11.3 billion.
Registered Mutual Funds approximately $11.1 billion Other pooled investment vehicles: approximately $13.6 billion Other accounts: approximately $81.5 billion

B-25

Compensation:

As of September 30, 2007, the Advisor’s compensation structure for portfolio managers/analysts consists of: competitive base salaries, participation in an annual bonus plan, and eligibility for participation in the firm’s equity through partnership or phantom equity.

 The base salary for each of the portfolio managers is fixed.  Participation in the annual bonus plan is linked to a number of qualitative and quantitative evaluation criteria.  The criteria include research productivity, performance of portfolio management professionals, and the attainment of client service goals.  Compensation is not based on the performance of the Fund or other accounts.  There is no difference between the method used to determine the compensation of the portfolio managers with respect to the Fund and  the other accounts managed by the portfolio managers.

Security Ownership of the Fund by the Portfolio Managers

None of the portfolio managers owned shares of the Brandes Institutional International Equity Fund as of September 30, 2007.

Material Conflicts of Interest That May Arise:

Investment Opportunities. It is possible that at times identical securities will be held by more than one fund and/or account managed by the Advisor. If the Advisor’s Large Cap Investment Committee identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple accounts.  For client accounts, including the Fund, that are able to participate in aggregated transactions, the Advisor utilizes a rotational trading system to execute client transactions in order to provide, over the long-run, fair treatment for each client account.  Typically the trading sequence follows a random rotational system (by custodian) so that clients of each brokerage firm, bank custodian or trust company will have their opportunity to participate in a transaction first.  The actual client trade allocation sequence within each custodial group in the rotation is usually made on a random basis.

Investment in the Fund. Members of the Advisor’s Large Cap Investment Committee may invest in a fund or other accounts that they are involved in the management of and a conflict may arise where they may therefore have an incentive to treat the fund that they invest in preferentially as compared to other accounts.  In order to address this potential conflict, the Advisor’s investment decision-making and trade allocation policies and rotational trading system procedures as described above are designed to ensure that none of the Advisor’s clients are disadvantaged in the Advisor’s management of accounts.

B-26

Performance-Based Fees. For a small number of accounts, the Advisor may be compensated based on the profitability of such account, such as a performance-based management fee. These incentive compensation structures may create a conflict of interest for the Advisor with regard to other accounts where the Advisor is paid based on a percentage of assets in that the portfolio manager may have an incentive to allocate securities preferentially to the accounts where the Advisor might share in investment gains.  In order to address these potential conflicts, the Advisor’s investment decision-making and trade allocation policies and rotational trading system procedures as described above are designed to ensure that none of the Advisor’s clients are disadvantaged in the Advisor’s management of accounts.

Compliance Program. Additionally, the Advisor’s internal controls are tested on a routine schedule as part of the firm’s compliance monitoring program.  Many of the firm’s compliance policies and procedures, particularly those involving the greatest risk potential are reviewed on a regular basis firm-wide by committees that include representatives from various departments within the Advisor, including personnel who are responsible for carrying out the job functions covered by the specific policies and procedures; representatives of the Legal and Compliance department (including the CCO); representatives of operations; and other representatives of senior management.

The compliance committees meet on a periodic basis to review the applicable compliance policies and procedures, any suspected instances of non-compliance and discuss how the policy and procedures have worked and how they may be improved.

The specific operations of the various compliance committees are set forth in the compliance policies for the particular program area.  The compliance committees utilize a risk-based approach in reviewing the compliance policies and procedures.

Administration Agreement

U.S. Bancorp Fund Services, LLC (“USBFS”), 615 E. Michigan Street, Milwaukee, Wisconsin 53202, serves as Administrator for the Fund, subject to the overall supervision of the Trustees.  The Administrator is responsible for providing such services as the Trustees may reasonably request, including but not limited to (i) maintaining the Fund’s books and records (other than financial or accounting books and records maintained by any custodian, transfer agent or accounting services agent); (ii) overseeing the Fund’s insurance relationships; (iii) preparing for the Fund (or assisting counsel and/or auditors in the preparation of) all required tax returns, proxy statements and reports to the Fund’s shareholders and Trustees and reports to and other filings with the Securities and Exchange Commission and any other governmental agency; (iv) preparing such applications and reports as may be necessary to register or maintain the Fund’s registration and/or the registration of the shares of the Fund under the blue sky laws of the various states; (v) responding to all inquiries or other communications of shareholders; (vi) overseeing all relationships between the Fund and any custodian(s), transfer agent(s) and accounting services agent(s); and (vii) authorizing and directing any of the Administrator’s directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. The Trust’s Agreement with the Administrator contains limitations on liability and indemnification provisions similar to those of the Advisory Agreement described above. For its services, the Administrator receives a fee at the annual rate of 0.04% of the first $500 million of the Fund’s average daily net assets and 0.02% thereafter, subject to a $50,000 annual minimum.  During the fiscal periods ended September 30, 2007, 2006 and 2005, the Administrator earned fees as follows:

B-27

Periods Ended	Administration Fees Earned
September 30, 2007	$300,607
September 30, 2006	$250,405
September 30, 2005	$219,752

Distribution Agreement

    Quasar Distributors, LLC (the “Distributor”), 615 E. Michigan Street, Milwaukee, Wisconsin 53202, serves as the Trust’s principal underwriter pursuant to a Distribution Agreement with the Trust.  The offering of the Fund’s shares is continuous.  The Distributor is not obligated to sell any specific amount of the Fund’s shares.  The Distributor is an affiliate of the Administrator.  The Distribution Agreement contains provisions with respect to renewal and termination similar to those in the Advisory Agreement.  Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the 1933 Act.  The Advisor pays the Distributor’s fees.

Shareholder Servicing Arrangements

    From time to time the Advisor makes payments to sponsors of mutual fund supermarkets and to third-party retirement plan administrators whose clients have invested in the Fund, for providing non-distribution shareholder and sub-transfer agency services to their clients in connection with their investments.  These payments are made in the sole discretion of the Advisor from its own resources, which may include among other things its profits from the advisory fee it receives from the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

In all purchases and sales of securities for the Fund, the primary consideration is to obtain the most favorable price and execution available.  Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute portfolio transactions, subject to the instructions of and review by the Board.

The Fund may purchase portfolio securities directly from issuers or from underwriters.  Where possible, it makes purchases and sales through dealers (including banks) which specialize in the types of securities involved, unless better executions are available elsewhere.  Dealers and underwriters usually act as principals for their own accounts.  Purchases from underwriters include a commission paid by the issuer to the underwriter and purchases from dealers include the spread between the bid and the asked price.

B-28

In placing portfolio transactions, the Advisor uses its best efforts to choose a broker-dealer capable of providing the services necessary to obtain the most favorable price and execution available.  It considers the full range and quality of services available in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors.

The Advisor has a formal broker evaluation process based on a semi-annual survey of its research analysts.  Target trading allocations to brokerage firms are established, based on evaluation of factors such as proprietary research, access to analysts, coordination of visits from management of portfolio companies, and participation in industry conferences.  However, the decision to select a broker-dealer for a particular transaction is based on its ability to provide the most favorable price and execution as discussed above.

The Financial Industry Regulatory Authority (formerly the National Association of Securities Dealers, Inc.) (“FINRA”) has adopted rules governing FINRA members’ execution of investment company portfolio transactions. These rules prohibit broker-dealers from selling the shares of, or acting as an underwriter for, any investment company if the broker-dealer knows or has reason to know that the investment company or its investment adviser or underwriter have directed brokerage arrangements in place that are intended to promote the sale of investment company securities. The Advisor does not consider whether a broker-dealer sells shares of the Fund when allocating the Fund’s brokerage.

The Advisor makes investment decisions for the Fund independently from those of the Advisor’s other client accounts.  Nevertheless, at times the same securities may be acceptable for the Fund and for one or more of such client accounts.  To the extent any of these client accounts and the Fund seek to acquire the same security at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security.  Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time.  If the Fund and one or more of such other client accounts simultaneously purchases or sells the same security, the Advisor allocates each day’s transactions in such security between the Fund and all such client accounts as it decides is fair, taking into account the respective sizes of the accounts, the amount being purchased or sold and other factors it deems relevant.  In some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned.  In other cases, however, the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

During the fiscal periods ended September 30, 2007, 2006 and 2005, the Fund paid total brokerage commissions as follows:

B-29

Periods Ended	Brokerage Commissions Paid
September 30, 2007	$929,199
September 30, 2006	$668,835
September 30, 2005	$431,493

The changes in brokerage fees from year to year during this period were due to an increase in both assets and trading volume, offset by lower commission rates.

NET ASSET VALUE

The net asset value per share of the Fund is calculated for the shares by adding the value of all fund securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares of the Fund.  Assets belonging to the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, and any funds or payments derived from any reinvestment of such proceeds.

Net asset value for purposes of pricing purchase and redemption orders is determined as of 4:00 p.m. Eastern time, the normal close of regular trading hours on the New York Stock Exchange, on each day the Exchange is open for trading and the Federal Reserve Bank’s Fedline System is open.  Currently, the Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Over-the-counter (“OTC”) equity securities included in the NASDAQ National Market System (“NMS”) are priced at the NASDAQ official closing price (“NOCP”).  Equity securities traded on the NMS for which the NOCP is not available, and equity securities traded in other over-the-counter markets, are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the closing bid and ask prices.  Short-term securities, including bonds, notes, debentures and other debt securities, and money market instruments, maturing in 61 days or more, for which reliable market quotations are readily available are valued at current market quotations as provided by an independent pricing service.  Money market instruments and other debt securities maturing in 60 days or less are valued at amortized cost.  Options listed on a national exchange are valued at the last sales price at the close of trading on such exchange or, if there was not sale on the applicable options exchange on such day, at the average of the quoted bid and asked prices as of the close of such exchange.  Futures contracts and options listed on a national exchange are valued at the last sale price on the exchange on which they are traded at the close of the Exchange or, in the absence of any sale on the valuation date, at the mean between the bid and asked prices.  Short-term securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, for which reliable market quotations are readily available, are valued at current market quotations as provided by an independent pricing service or principal market maker. Bonds and other fixed-income securities (other than the short-term securities described above) are valued using the bid price as provided by an independent pricing service, and also may be valued on the basis of prices provided by a pricing service when the Board believes that such prices reflect the fair market value of such securities.

B-30

Securities that are traded on a national or foreign securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Foreign securities markets normally complete trading well before the close of the New York Stock Exchange.  In addition, foreign securities trading may not take place on all days on which the New York Stock Exchange is open for trading, and may occur in certain foreign markets on days on which the Fund’s net asset value is not calculated.  Except as described below, calculations of net asset value will not reflect events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange.  The Fund translates assets or liabilities expressed in foreign currencies into U.S. dollars based on the spot exchange rates at 1:00 p.m., Eastern time, or at such other rates as the Advisor may determine to be appropriate.

The Fund may use a pricing service approved by the Board.  Prices provided by such a service represent evaluations of the current bid price, may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, indications of values from dealers and other market data.  Such services also may use electronic data processing techniques and/or a matrix system to determine valuations.

The Fund values securities and other assets for which market quotations are not readily available at fair value as determined in good faith, pursuant to policies and procedures approved by the Board. Fair values are determined by a valuation committee of the Advisor, in consultation with the Advisor’s portfolio managers and research and credit analyst, on the basis of factors such as the cost of the security or asset, transactions in comparable securities or assets, relationships among various securities and assets, and other factors as the Advisor may determine will affect materially the value of the security.  If the Advisor’s valuation committee is unable to determine a fair value for a security, a meeting of the Board is called promptly to determine what action should be taken.  All determinations of such committee are reviewed at the next meeting of the full Board.  In addition, the Board has approved the use of FT Interactive Data Corporation (“FT Interactive”) to assist in determining the fair value of the Fund’s foreign equity securities in the wake of certain significant events. Specifically, when changes in the value of a certain index suggest that the closing prices on the foreign exchange no longer represent the amount that the Fund could expect to receive for the securities, FT Interactive will provide adjusted prices for certain foreign equity securities based on an analysis showing historical correlations between the prices of those securities and changes in the index.

B-31

An example of how the Fund calculated the net asset value per share as of September 30, 2007 is as follows:

Net Assets	=	Net Asset Value per share
Shares Outstanding

$1,067,422,557	=	$26.51
40,261,447

REDEMPTIONS

The Fund intends to pay cash (U.S. dollars) for all shares redeemed, but, under abnormal conditions which make payment in cash unwise, the Fund may make payment partly in readily marketable securities with a current market value equal to the redemption price.  Although the Fund does not expect to make any part of a redemption payment in securities, if such payment were made, an investor would incur brokerage costs in converting such securities to cash.  The Fund has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which commits the Fund to paying redemptions in cash, limited in amount with respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the Fund’s total net assets at the beginning of such 90-day period.

TAXATION

The Fund intends to elect to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”).  In each taxable year that the Fund qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of interest and dividend income, net short-term capital gain and net realized gains from currency transactions) and net capital gain that is distributed to shareholders.  If the Fund fails to qualify as a regulated investment company under Subchapter M for any reason, the Fund would be subject to federal taxes, and possibly other taxes, on its income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund’s earnings and profits.

In order to qualify for treatment as a RIC, the Fund must distribute annually to shareholders at least 90% of its investment company taxable income and must meet several additional requirements.  Among these requirements are the following: (1) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) at the close of each quarter of the Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, limited in respect of any one issuer to an amount that does not exceed 5% of the value of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of the Fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

B-32

The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries.  Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.  Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to provisions and limitations contained in the Code.  For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held by the Fund.  If more than 50% in value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate share of such withholding taxes in the U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes.  No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions.  A shareholder that is a nonresident alien individual or foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund’s election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder.  The Fund will report annually to its shareholders the amount per share of such withholding taxes.

Many of the options, futures and forwards contracts that may be used by the Fund are “section 1256 contracts.”  Any gains or losses on section 1256 contracts are generally treated as 60% long-term and 40% short-term capital gains or losses (“60/40”) although gains and losses from hedging transactions, certain mixed straddles and certain foreign currency transactions from such contracts may be treated as ordinary in character.  Section 1256 contracts held by the Fund at the end of its fiscal year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized, and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, depending on the circumstances.

Generally, the transactions in options, futures and forward contracts undertaken by the Fund may result in “straddles” for federal income tax purposes.  The straddle rules may affect the character of gains or losses realized by the Fund.  In addition, losses realized on positions that are part of a straddle may be deferred under the rules, rather than being taken into account in the fiscal year in which the losses were realized.  Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts are not entirely clear.  These transactions may increase the amount of short-term capital gain realized by the Fund and taxed as ordinary income when distributed to shareholders.  The Fund may make certain elections available under the Code which are applicable to straddles. If the Fund makes such elections, recognition of gains or losses from certain straddle positions may be accelerated.

B-33

The tests which the Fund must meet to qualify as a RIC, described above, may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts or forward contracts.

Under the Code, fluctuations in exchange rates which occur between the dates various transactions are entered into or accrued and subsequently settled may cause gains or losses, referred to as “section 988” gains or losses.  Section 988 gains or losses may increase or decrease the amount of income taxable as ordinary income distributed to shareholders.

Dividends from the Fund’s investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders (other than qualified retirement plans and other tax-exempt investors) as ordinary income or “qualified dividend income” (if so designated by the Fund) to the extent of the Fund’s earnings and profits.  Distributions of the Fund’s net capital gain (whether paid in cash or invested in additional shares) will be taxable to such shareholders as long-term capital gain, regardless of how long they have held their Fund shares.  Dividends declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record date if the dividends are paid by the Fund during the following January.  Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

The Fund is required to withhold 28% of all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number.  The Fund also is required to withhold 28% of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.

The foregoing discussion of U.S. federal income tax consequences is based on the Code, existing U.S. Treasury regulations, and other applicable authority, as of the date of this Statement of Additional Information.  These authorities are subject to change by legislative or administrative action, possibly with retroactive effect.  The foregoing discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Fund.  There may be other tax considerations applicable to particular shareholders.  Shareholders should consult their own tax advisers regarding their particular situation and the possible application of foreign, state and local tax laws.

PERFORMANCE INFORMATION

Average Annual Total Return

Average annual total return used in the Fund’s advertising and promotional materials reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund’s performance had been constant over the entire period, and is computed according to the following formula:

B-34

P(1+T)n  =  ERV

Where:           P  =  a hypothetical initial payment of $1,000.
T  =  average annual total return.
n  =  number of years in the base period.
ERV = ending redeemable value of the hypothetical $1,000 payment made at the beginning of the base period assuming reinvestment of all dividends and distributions.

Average Annual Total Return (after Taxes on Distributions)

The Fund’s quotations of average annual total return (after taxes on distributions) are calculated according to the following formula:

P(1 + T)n = ATVD

Where:	P	=	a hypothetical initial payment of $1,000
	T	=	the average annual total return
	n	=	the number of years and
	ATVD	=	the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period after taxes on distribution, not after taxes on redemption.

Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates.  ATVD will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

Average Annual Total Return (after Taxes on Distributions and Redemptions)

The Fund’s quotations of average annual total return (after taxes on distributions and redemption) are calculated according to the following formula:

P(1 + T)n = ATVDR

Where:	P	=	a hypothetical initial payment of $1,000
	T	=	the average annual total return
	n	=	the number of years and
	ATVDR	=	the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period after taxes on distribution and redemption.

B-35

Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates.  ATVDR will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

All performance figures will be based on historical results and are not intended to indicate future performance.

The Fund will update the time periods used in advertising to the last day of the most recent quarter prior to submission of the advertising for publication.

FINANCIAL STATEMENTS

The Annual Report to shareholders of the Fund for the period ended September 30, 2007 is a separate document and the financial statements appearing in it are incorporated by reference in this Statement of Additional Information.  Those financial statements have been audited by Tait, Weller & Baker LLP, whose report appears in the Annual Report.  The financial statements have been incorporated in this Statement of Additional Information in reliance on their authority as experts in accounting and auditing.

OTHER SERVICE PROVIDERS

The Trust’s custodian, State Street Bank and Trust Company, 200 Clarendon Street, 16th Floor, Boston, Massachusetts, 02116, is responsible for holding the Fund’s assets.  It also acts as the Fund’s accounting services agent and transfer and dividend disbursing agent.

The Trust’s independent registered public accounting firm, Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, examine the Fund’s financial statements annually and prepare the Fund’s tax returns.

Paul, Hastings, Janofsky & Walker LLP, 515 South Flower Street, Los Angeles, California, 90071, acts as legal counsel for the Trust and the independent Trustees.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications.  The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

B-36

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

GENERAL INFORMATION

The Fund is diversified (see “Investment Restrictions” above). The Trust was organized as a Delaware statutory trust on July 6, 1994 and is an open-end management investment company.  The Board has authority to issue an unlimited number of shares of beneficial interest of separate series and to terminate any series without shareholder consent if it believes such termination is in the best interest of the shareholders of such series.  The Fund is currently one of four series of the Trust.  The Fund commenced operation January 2, 1997.  Although it has no present intention to do so, the Trust has reserved the right to convert to a master-feeder structure in the future by investing all of the Fund’s assets in the securities of another investment company, upon notice to and approval of shareholders.  The Trust’s Declaration of Trust provides that obligations of the Trust are not binding on the Trustees, officers, employees and agents individually and that the Trustees, officers, employees and agents will not be liable to the Trust or its investors for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee, officer, employee or agent against any liability to the Trust, the Fund or their investors to which the Trustee, officer, employee or agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

You can examine the Trust’s Registration Statement on Form N-1A at the office of the Securities and Exchange Commission in Washington, D.C.  Statements contained in the Fund’s prospectus and this Statement of Additional Information as to the contents of any contract or other document are not necessarily complete and, in each instance, reference is made to the copy of such contract or document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

Shares of Beneficial Interest

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust will not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of the series of the Trust affected by the matter.  Thus, on any matter submitted to a vote of shareholders of the Trust, all shares of the affected series will vote unless otherwise permitted by the 1940 Act, in which case all shares of the Trust will vote in the aggregate.  For example, a change in the Fund’s fundamental investment policies would be voted upon by shareholders of the Fund, as would the approval of any advisory or distribution contract for the Fund.  However, all shares of the Trust will vote together in the election or selection of Trustees and accountants for the Trust.

B-37

As used in the Fund’s prospectus and in this Statement of Additional Information, the term “majority,” when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund.  The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.  Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.  Unless otherwise provided by law (for example, by Rule 18f-2 discussed above) or by the Trust’s Declaration of Trust or Bylaws, the Trust may take or authorize any action upon the favorable vote of the holders of more than 50% of the outstanding shares of the Trust.

The Trust does not hold annual shareholder meetings of the Fund.  The Trust will not normally hold meetings of shareholders to elect Trustees unless fewer than a majority of the Trustees holding office have been elected by shareholders.  Shareholders of record holding at least two-thirds of the outstanding shares of the Trust may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose.  The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing by the shareholders of record owning at least 10% of the Trust’s outstanding shares Trust and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

Each share of the Fund has equal voting rights, and fractional shares have fractional rights.  Each share of the Fund is entitled to participate equally in dividends and distributions and the proceeds of any liquidation from the Fund.  Shareholders are not entitled to any preemptive rights.  All shares, when issued, will be fully paid and non-assessable by the Trust.

B-38

________________

BRANDES

________________

SEPARATELY MANAGED ACCOUNT RESERVE TRUST

Prospectus

January 31, 2008

As with all mutual funds, the Securities and Exchange Commission does not guarantee that the information in this prospectus is accurate or complete, nor has it judged this fund for investment merit.  It is a criminal offense to state otherwise.

SEPARATELY MANAGED ACCOUNT RESERVE TRUST

This important section summarizes the Fund’s investments, risks, and fees.	RISK/RETURN SUMMARY AND FUND EXPENSES	3
This section provides details about the Fund’s past performance.	FUND PERFORMANCE	5
This section provides details about the Fund’s investment strategies and risks.	INVESTMENT OBJECTIVE, POLICIES AND RISKS	7
Review this section for information about the organizations and people who oversee the Fund.	FUND MANAGEMENT The Investment Advisor Other Service Providers	11 11 13
This section explains how shares are valued, how to purchase and sell shares, and payments of dividends and distributions.	SHAREHOLDER INFORMATION Pricing Of Fund Shares Purchasing and Adding to Your Shares Selling Your Shares Policy on Disruptive Trading Fair Value Pricing Dividends, Distributions and Tax Status	13 13 13 14 15 16 16
Review this section for details on selected financial statements of the Fund.	FINANCIAL HIGHLIGHTS	18
	PRIVACY NOTICE	PN-1
This section summarizes the ratings used by the major credit rating agencies.	APPENDIX A: Summary of Credit Ratings	A-1

RISK/RETURN SUMMARY AND FUND EXPENSES

Investment Objective:	Separately Managed Account Reserve Trust (the “Fund”) seeks to maximize total long-term return.

Principal Investment Strategies:
The Fund invests primarily in a diversified portfolio of debt securities. These include debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, debt securities issued by U.S. and foreign companies, collateralized mortgage obligations, and U.S. and foreign mortgage-backed and asset-backed debt securities.

Brandes Investment Partners, L.P., the investment advisor to the Fund (the “Advisor”), generally uses the principles of value investing to analyze and select debt securities for the Fund’s investment portfolio.  The Fund invests primarily in debt securities that the Advisor believes offer attractive yield premiums over risk-free U.S. treasury securities based upon an analysis of the issuer’s ability to repay and the quality of the collateral (if any) supporting the debt obligation.

The Fund invests in both securities rated as investment grade by one of the three credit rating agencies (securities rated at least BBB- by Standard & Poor’s or Fitch or Baa3 by Moody’s or determined by the Advisor to be of comparable quality; if bond rating are split, the Fund uses the highest rating) and in non-investment grade, high yield securities.  The Fund may invest up to 60% of its total assets, measured at the time of purchase, in high yield securities.  The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s average portfolio maturity.

The Fund may invest up to 60% of its total assets in non-U.S. dollar securities, and may engage in currency hedging.  The Fund may use derivative instruments, such as options contracts, futures contracts and swap agreements, for risk management purposes or otherwise as part of its investment strategies.

Principal Investment Risks:
Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund.  You could lose money on your investment in the Fund, or the Fund could underperform other investments.

As with most fixed income funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the Fund’s average portfolio maturity and the lower the average quality of its portfolio, the greater the price fluctuation. The price of any security owned by the Fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments or its credit rating.

Below investment grade debt securities (commonly known as “high yield bonds” or “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.

Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments and other overall economic conditions in the countries where the Fund invests.

The Fund’s use of derivative instruments, such as options contracts, futures contracts or swap agreements, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments.

Who May Want to Invest?
Shares of the Fund may be purchased by or on behalf of clients of “wrap account” programs sponsored by broker-dealers which have an agreement with the Advisor.  The Board of Trustees may from time to time allow other persons or entities to purchase Shares of the Fund, including employee benefit plans and Trustees and employees of the Advisor.  Consider investing in the Fund if you:

● want regular income ● want professional portfolio management ● are investing for long-term goals

The Fund is not appropriate for anyone seeking: ● a short-term investment

See “Shareholder Information” on page 13 for additional information.

FUND PERFORMANCE

The charts on this page show how the Fund has performed and provide some indication of the risks of investing in the Fund by showing  how its performance has varied from year to year.  The bar chart shows the performance of the Fund since its inception.  The table below it compares the performance of the Fund to the Lehman Brothers U.S. Aggregate Index and Lehman Brothers U.S. Intermediate Credit Index.

The chart and table assume reinvestment of dividends and distributions.  Of course, past performance, before and after taxes, does not indicate how the Fund will perform in the future.

Performance Bar Chart and Table
Year-by-Year Total Returns as of 12/31/07
for Fund Shares

Best Quarter	Q3	2006	4.24%
Worst Quarter	Q2	2007	(0.96%)

Average Annual Total Returns
(For the period ending December 31, 2007)

Separately Managed Account Reserve Trust	1 Year	Since Inception*
Return Before Taxes	0.55%	4.49%
Return After Taxes on Distributions	(1.98%)	1.90%
Return After Taxes on Distributions and Sale of Fund Shares	0.38%	2.35%

Lehman Brothers U.S. Aggregate Index**	6.97%	5.39%
Lehman Brothers U.S. Intermediate Credit Index***	5.60%	4.75%
*Inception date is October 3, 2005.
**The Lehman Brothers U.S. Aggregate Index is an unmanaged index consisting of U.S. dollar-denominated, fixed-rate, taxable bonds. The Index includes bonds from the Treasury, Government-Related, Corporate, Mortgage-Backed Securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs),  Asset-Backed Securities and Commercial Mortgage-Backed Securities sectors. Securities must be rated investment grade (Baa3/BBB-/BBB- or above) by Moody’s, S&P, and Fitch, respectively. When all three agencies rate an issue, a median or “two out of three” rating is used to determine Index eligibility by dropping the highest and lowest rating. When a rating from only two agencies is available, the lower (“most conservative”) of the two is used. When a rating from only one agency is available, that rating is used to determine Index eligibility.  The index does not reflect investment management fees, expenses or taxes.  Direct investment in an index is not possible

***The Lehman Brothers U.S. Intermediate Credit Index is an unmanaged index consisting of U.S. dollar-denominated, publicly issued, fixed-rate corporate securities. Issues must have at least $250 million par amount outstanding and have a maturity from one up to (but not including) ten years. Securities must be rated investment grade (Baa3/BBB-/BBB- or above) by Moody’s, S&P, and Fitch, respectively. When all three agencies rate an issue, a median or “two out of three” rating is used to determine Index eligibility by dropping the highest and lowest rating. When a rating from only two agencies is available, the lower (“most conservative”) of the two is used. When a rating from only one agency is available, that rating is used to determine Index eligibility.   The index does not reflect investment management fees, expenses or taxes.  Direct investment in an index is not possible.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Fees and Expenses

The Fund will not charge any fees or expenses.  The Advisor does not charge any fees to the Fund and is absorbing all expenses of operating the Fund.  However, the Fund is an integral part of one or more “wrap-fee” programs sponsored by investment advisers and broker-dealers that are not affiliated with the Fund or the Advisor.  Participants in these programs pay a “wrap” fee to the sponsor of the program. You should read carefully the wrap-fee brochure provided to you by the sponsor or your investment adviser.

The following is a schedule of the Fund’s estimated fees and expenses. Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Maximum Contingent Deferred Sales Charge	None
Redemption Fee	None

Annual Fund Operating Expenses (fees paid from Fund assets)
Management fees(1)(3)	0.55%
Other expenses(2)(3)	0.09%
Total annual Fund operating expenses(3)	0.64%
Fee waiver/expense reimbursement(3)	0.64%
Net annual Fund operating expenses	0.00%

(1)  The Fund does not pay any management fees, advisory fees or expenses to the Advisor or affiliates of the Advisor.  The amount under “Management fees” reflects the estimated amount of fees that would be attributable to advisory services if the Advisor charged the Fund for its services.

(2)   The Fund does not pay any other ordinary expenses.  The amount under “Other expenses” reflects the estimated amount of operating expenses of the Fund which would be paid if the fees were not paid by the Advisor.

(3)      Investors in the Fund must be clients of “wrap account” programs sponsored by broker-dealers which have an agreement with the Advisor, or certain other persons or entities.  The Advisor has agreed to pay or reimburse all expenses of the Fund other than extraordinary expenses.  See “Shareholder Information” below.

Use the following table to compare fees and expenses of the Fund with those of other funds.  It illustrates the amount of fees and expenses you would pay assuming the following:

•	$10,000 investment in the Fund
•	5% annual return
•	all distributions are reinvested
•	redemption at the end of each period
•	no changes in the Fund’s operating expenses
•	no reimbursement of fees and expenses

Because this example is hypothetical and for comparison only, your actual costs may be different.

Expense Example*

1 Year	3 Years	5 Years	10 Years
$65	$205	$357	$798

*  The “Expense Example” chart illustrates the amount of fees and expenses the Fund would charge if the Advisor charged the Fund for its services.

INVESTMENT OBJECTIVE, POLICIES AND RISKS

The Fund’s investment objective is to maximize total return.  It seeks to achieve this objective by investing principally in a diversified portfolio of debt securities.

Investment Policies

The Fund invests primarily in debt securities that the Advisor believes offer attractive yield premiums over risk-free U.S. treasury securities based upon an analysis of the issuer’s ability to repay and the quality of the collateral (if any) supporting the debt obligation.  The Advisor’s fixed income strategy values debt securities using a bottom-up security selection process based on fundamental credit analysis and cash flow valuation.  Its fixed income process relies upon the principles of Graham & Dodd as set forth in their classic work Security Analysis.  These principles direct the value investor to examine quantitatively the fundamental credit quality of the issuer rather than be distracted by secondary, shorter term factors.  As part of this process, the Advisor reviews such measures as the issuer’s free cash flow, debt-to-equity ratio, earnings before interest, taxes, depreciation and amortization (“EBITDA”)-to-interest ratio, and debt-to-EBITDA ratio in evaluating the securities of a particular issuer.  The Advisor does not include formal consideration of general economic scenarios in its investment process, nor does it attempt to predict short-term movements of interest rates.  It relies upon present day pricing information, quantitative cash flow valuation techniques, financial statement and collateral analysis, and actual and projected ratings in determining if a given security is attractively priced.  Although the Fund uses the Lehman Brothers U.S. Aggregate Index as its benchmark, sector, industry, and issuer weightings in the Fund can vary materially from the Index from time to time.

The Fund invests primarily in a wide variety of debt securities.  These include debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, debt securities issued by U.S. and foreign companies, and U.S. and foreign mortgage-backed and asset-backed debt securities.  The Fund limits its exposure to a single issuer of a security to 5% of the Fund’s total assets measured at the time of purchase (with the exception of obligations issued or guaranteed by the U.S. Government and its agencies and instrumentalities), and limits its exposure to any single third party guarantor to 10% of the Fund’s total assets, measured at the time of purchase, except that up to 25% of the Fund’s total assets may be invested without regard to these limitations.

The Fund invests in both investment grade securities (securities rated at least BBB- by Standard & Poor’s or Fitch or Baa3 by Moody’s or determined by the Advisor to be of comparable quality) and in non-investment grade, high yield (“junk bond”) securities.  The Fund may invest up to 60% of its total assets, measured at the time of purchase, in junk bond securities when the Advisor believes such securities offer attractive yield premiums relative to other securities of similar credit quality and interest rate sensitivity.  These securities may be rated as low as D (securities in default of payment of interest and/or principal) or not rated.

The Advisor will not invest more than 25% of the Fund’s total assets, measured at the time of purchase, in securities of issuers in any one industry (other than the U.S. Government, its agencies and instrumentalities).  The Fund will not invest more than 60% of its total assets, measured at the time of purchase, in securities that trade and make payments in foreign (non-U.S.) currencies.  The Fund may hedge its exposure to fluctuations in the value of currencies.

The Fund may, but is not required to, use derivative instruments for risk management purposes or otherwise as part of its investment strategies.  Generally, derivatives are financial contracts the value of which depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes.  Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps).   The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk or currency risk.  The Advisor may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed.

The Fund may invest in instruments of any maturity.  The average portfolio duration of the Fund typically will vary and, under normal market conditions, will range between one and ten years.  Duration is a measure of the expected life of a fixed income security that is used to approximate the sensitivity of a security’s price to changes in interest rates.  The longer a security’s duration, the more sensitive it will be to changes in interest rates.  Similarly, a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

The Fund sells portfolio securities when the Advisor determines that a security has reached its intrinsic value, its research process identifies a significantly better investment opportunity, or its assessment of the security’s intrinsic value declines.  The Fund may also sell certain portfolio securities from time to time in order to adjust the average maturity, duration or yield of the Fund.  At the time of purchase the Advisor generally intends to hold securities for a period of two to five years, but actual holding periods for individual securities can be significantly less than two years.

The Fund will from time to time invest in new issue, mortgage-backed securities on a "when issued" basis (known as "TBA securities"). An investment in a TBA security represents a commitment by the investor to accept delivery of mortgage-backed securities at a later date, usually 1 or 2 months after investment, upon which the investment is settled. Under normal circumstances, the investment never settles. Rather, in the month of settlement, the commitment to accept delivery is "rolled" forward to a subsequent month. This rolling activity is accounted for as a sale of the original TBA security and a purchase of a new TBA security. This accounting increases the stated turnover of the Fund even though the Fund’s position with respect to the TBA security is largely unchanged. If the Fund includes the rolling activity, the Fund’s portfolio turnover will typically be 150%-300% per year. Excluding the rolling activity, the turnover will typically be 50%-100% per year.

See the Statement of Additional Information (“SAI”) for information about other possible Fund investments.

Main Risks

The Advisor will apply the investment techniques described above in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.  The value of your investment in the Fund will fluctuate, which means you could lose money.  You should consider an investment in the Fund as a long-term investment.

Interest Rates Risk

The income generated by debt securities owned by the Fund will be affected by changing interest rates.  In addition, as interest rates rise the values of fixed income securities held by the Fund are likely to decrease.  Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.  Falling interest rates may cause an issuer to redeem or “call” a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.

Credit Risk

Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.  The value of an issuer’s securities held by the Fund may decline in response to adverse developments with respect to the issuer.  In addition, the Fund could lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the return of the Fund because it may be unable to sell such illiquid securities at an advantageous time or price. Investments in foreign securities, derivatives (e.g. options on securities, securities indexes, and foreign currencies) and securities with substantial market or credit risk tend to have the greatest exposure to liquidity risk.

High Yield Risk

As a result of its investments in high yield securities and unrated securities of similar credit quality, the Fund may be subject to greater levels of interest rate, credit and liquidity risk than portfolios that do not invest in such securities. High yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.  In addition, an economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce the Fund’s ability to sell its high yield securities. If the issuer of a security is in default with respect to interest payments or principal payments, the Fund may lose its entire investment.

Mortgage Risk

Mortgage-related securities are subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates.  As a result, when holding mortgage-related securities in a period of rising interest rates, the Fund may exhibit additional volatility.  In addition, mortgage-related securities are subject to prepayment risk.  When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because it will have to reinvest that money at the lower prevailing interest rates.

Risks of International Investing

Investments in foreign securities involve special risks.  Because the Fund may invest in securities payable in foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, thus reducing the Fund’s return.  Investments in securities issued by entities outside the United States may also be affected by conditions affecting local or regional political, social or economic stability; different accounting, auditing, financial reporting and legal standards and practices in some countries; expropriations; changes in tax policy; greater market volatility; and differing securities market structures and practices.

Derivative Risks

The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk.  The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments.  Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, and credit risk.  They also involve the risk of mispricing or improper valuation, risks inherent to fluctuating markets, portfolio management risks, the risk of imperfect documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.  When investing in a derivative instrument, the Fund could lose more than the principal amount invested.  Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.  In addition, the Fund’s use of derivatives may increase the taxes payable by shareholders.

Short-Term Investments

The Fund may invest from time to time in short-term cash equivalent securities either as part of its overall investment strategy or for temporary defensive purposes in response to adverse market, economic, political or other conditions which in the Advisor’s discretion require investments inconsistent with the Fund’s principal investment strategies.  As a result of taking such temporary defensive positions, the Fund may not achieve its investment objective.

Other Investment Techniques and Restrictions

The Fund will use certain other investment techniques, and has adopted certain investment restrictions, which are described in the SAI.  Like the Fund’s investment objective, certain of these investment restrictions are fundamental and may be changed only by a majority vote of the Fund’s outstanding shares.

The most recent information about the Fund’s portfolio holdings will be set forth in its most recent annual, semi-annual or quarterly shareholder report.  For information about receiving this report, see the back cover.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

The most recent information about the Fund’s portfolio holdings can be found in its annual or semi-annual or quarterly shareholder report.  For information about receiving this report, see the back cover.

FUND MANAGEMENT

The Fund is a series of Brandes Investment Trust, a Delaware statutory trust (the “Trust”).  The Board of Trustees of the Trust decides matters of general policy and reviews the activities of the Advisor, Distributor and Administrator.  The Trust’s officers conduct and supervise its daily business operations.

The Investment Advisor

Brandes Investment Partners, L.P., (The “Advisor”) has been in business, through various predecessor entities, since 1974.  As of December 31, 2007, the Advisor managed approximately $111.7 billion in assets for various clients, including corporations, public and corporate pension plans, foundations and charitable endowments, and individuals.  The Advisor’s offices are at 11988 El Camino Real, Suite 500, San Diego, California, 92130.

Subject to the direction and control of the Trustees, the Advisor develops and implements an investment program for the Fund, including determining which securities are bought and sold.  The Advisor does not charge the Fund for its services.  A discussion regarding the basis for the Board of Trustee’s annual renewal of the Fund’s investment advisory agreement with the Advisor in November 2007 will be available in the Fund’s semi-annual report for the period ended March 31, 2008.

Portfolio Managers

The Fund’s investment portfolio is team-managed by an investment committee of the Advisor, whose members are senior portfolio management professionals of the firm.  The Advisor also provides certain officers for the Trust.  All investment decisions for the Fund are the responsibility of the Advisor’s Fixed Income Investment Committee (“Committee”).  The members of the Committee are Charles S. Gramling, CFA, David J. Gilson, CFA, and Clifford Schireson.  The Committee reviews the research and trade recommendations provided to it by members of the Advisor’s Fixed Income Group.  The members of the Committee discuss the recommendations with the Fixed Income Group and make purchase and sell decisions based upon a unanimous vote of the voting members of the Committee.

The following are the three members of the Fixed Income Investment Committee who are jointly responsible for the day-to-day management of the Fund:

	Title	Length of Service with the Fund	Business Experience During the Past Five Years

Clifford Schireson	Director – Institutional Services	Since 2005
Clifford Schireson
Director - Institutional Services
Cliff is the director of institutional services.  His responsibilities involve developing and servicing relationships with institutional investment consultants and advisors.  Cliff is also co-head of the Brandes Fixed Income Group and is a member of the Fixed Income Investment Committee.  Before joining Brandes, Cliff was a managing director at an international investment advisor, where he was a senior relationship manager and fixed income product specialist.  Previously, he was a portfolio manager at a mezzanine and private equity fund.  Prior to that Cliff worked in corporate finance, specializing in private placements of debt and other high yield securities with institutional investors.  He earned his AB in economics from Stanford University and his MBA from Harvard Business School.  Cliff has 26 years of investment experience.

Director – Institutional Services, Brandes Investment Partners 2004 – Present

Managing Director, Robeco USA, LLC, 1998 – 2004

Charles Gramling, CFA	Director of Fixed Income	Since 2005
Charles S. Gramling, CFA
Director of Fixed Income
Chuck is co-head of the Fixed Income Group and a member of the Fixed Income Investment Committee. Prior to joining Brandes, he was a senior vice president and portfolio manager with an investment management firm, where he primarily managed insurance, reinsurance, and co-mingled fixed income portfolios, and led teams of investment professionals dedicated to monitoring and trading various sectors of the fixed income market. Prior to that, Chuck provided accounting and financial management services to the portfolio companies of a mezzanine finance company. Chuck also has public accounting experience. He earned his BS in accounting from Marquette University and is a member of the Milwaukee Investment Analyst Society. He has 14 years of investment experience.

Director of Fixed Income, Brandes Investment Partners 2005 – Present

Fixed Income Portfolio Manager, Brandes Investment Partners 1999-2004

David Gilson, CFA	Fixed Income Associate Portfolio Manager/Analyst	Since 2005
David J. Gilson, CFA
Associate Portfolio Manager/Analyst
Dave is an associate portfolio manager and analyst for the Brandes Fixed Income Group. He is also a member of the Fixed Income Investment Committee.  Prior to joining Brandes, Dave was a consultant to corporations in turnaround situations and was the CFO of a small consumer product business. Previously, he was a bond analyst covering high yield media & telecommunications credits for an investment banking firm. Dave was also an associate fund manager and senior analyst responsible for high yield funds and an equity hedge fund at a financial advisory firm. He earned his BBA from Baylor University and is a member of the Milwaukee Investment Analyst Society. He has 19 years of investment experience.

Fixed Income Associate Portfolio Manager/Analyst, Brandes
Investment Partners 2002 – Present
President, VALUE Restoration, Inc. 2001 - 2002
Chief Financial Officer, James Page Brewing Company 1999-2001

The SAI has more information about the Fund’s management professionals, including information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Other Service Providers

U.S. Bancorp Fund Services, LLC (the “Administrator”) is the Fund’s administrator.  Its address is 615 E. Michigan St., 3rd Floor, Milwaukee, Wisconsin 53202.  Quasar Distributors, LLC (the “Distributor”), an affiliate of the Administrator, is the Fund’s distributor.  Its address is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

State Street Bank and  Trust Company is the Custodian of the Fund’s assets and employs foreign sub-custodians to provide custody of the Fund’s foreign assets.  State Street Bank and Trust Company is also the Fund’s Transfer and Dividend Disbursing Agent.  Its address is 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116.

The SAI has more information about the Advisor and the Fund’s other service providers.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

The price of the Fund’s shares is based on its per share net asset value (“NAV”).  The NAV is calculated by adding the total value of the Fund’s investments and other assets, subtracting its liabilities, and dividing the result by the number of outstanding shares of the Fund:

NAV = Total Assets-Liabilities
Number of Shares
Outstanding

The Fund values its investments at their market value.  Securities and other assets for which market prices are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

The Fund calculates its NAV once daily, each day the New York Stock Exchange is open for trading, as of approximately 4:00 p.m. New York time, the normal close of regular trading.  The Fund may invest in securities that are primarily traded in  foreign markets which may be open for trading on weekends and other days when the Fund does not price its shares.  As a result, the Fund’s NAV may change on days when you will not be able to purchase or redeem Fund shares.

Purchasing and Adding to Your Shares

Who May Invest in the Fund

Shares of the Fund may be purchased by or on behalf of clients of “wrap account” programs sponsored by broker-dealers which have an agreement with the Advisor.  The Board of Trustees may from time to time allow other persons or entities to purchase Shares of the Fund, including employee benefit plans, Trustees of the Fund and employees of the Advisor.  The Fund intends to redeem shares held by or on behalf of any shareholder who ceases to be an eligible investor as described above and by purchasing shares, each investor, agrees to any such redemption.

Anti-Money Laundering

In compliance with the USA Patriot Act of 2001, the Fund’s Transfer Agent will verify certain information on your account application as part of the Fund’s anti-money laundering program.  As requested on the application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  If you do not supply the necessary information, the Fund’s Transfer Agent may not be able to open your account.  Please contact the Fund’s Transfer Agent at (617) 937-1945 if you need additional assistance when completing your application.  If the Fund’s Transfer Agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the Fund reserves the right to close your account or take any other action it deems reasonable or required by law.

Price of Shares

In most cases, purchase and redemption orders are affected based on instructions from the wrap program adviser (in its capacity as investment adviser or sub-adviser to the applicable wrap account) to the broker-dealer who executes trades for the account.  The Fund will process purchase and redemption orders at the NAV next calculated after the broker-dealer receives the order on behalf of the account.  Orders received by the broker-dealer prior to 4:00 p.m. Eastern Time on a day when the New York Stock Exchange is open for trading will be processed at that day’s NAV, even if the order is received by the transfer agent after the Fund’s NAV has been calculated that day.  The Fund reserves the right to cancel an order for which payment is not received from a broker-dealer by the third business day following the order.

Purchase Procedures

Shares must be purchased through a wrap program sponsor or a broker-dealer designated by such sponsor.  The Fund has no maximum or minimum initial investment requirements.  The sponsor or broker-dealer acting on behalf of an eligible client must submit a purchase order to the Fund’s Transfer Agent, State Street Bank and Trust Company, (617) 937-1945, either directly or through an appropriate clearing agency.  The sponsor or broker-dealer submitting an order to purchase shares must arrange to have federal funds wired to the Transfer Agent.  Wiring instructions may be obtained by calling (617) 937-1945.

Other

The Fund’s Transfer Agent credits shares to an account maintained on your behalf by the sponsor or broker-dealer, and does not issue stock certificates.  The Trust and the Distributor each reserve the right to reject any purchase order or suspend or modify the offering of the Fund’s shares.

Selling Your Shares

How to Redeem Shares

The sponsor or broker-dealer acting on behalf of an eligible client must submit a redemption order to the Fund’s Transfer Agent, State Street Bank and Trust Company (the “Transfer Agent”), (617) 937-1945, either directly or through an appropriate clearing agency.

Redemption Payments

You may redeem shares of the Fund at any time, without cost, at the NAV next determined after the Transfer Agent receives your redemption order. Redemption proceeds will normally be sent by wire within seven days after receipt of the redemption request.  Redemption proceeds on behalf of shareholders who are no longer eligible to invest in the Fund will generally be paid by check.

In consideration of the best interests of the remaining shareholders and to the extent permitted by law, the Fund reserves the right to pay any redemption proceeds in whole or in part by distributing securities held by the Fund instead of cash, although it is highly unlikely that shares would ever be so redeemed “in kind.”  If your shares are redeemed in kind, you will incur transaction costs when you sell the securities distributed to you.  Payment may be postponed or the right of redemption suspended at times when the New York Stock Exchange is closed for other than customary weekends and holidays, when trading on such Exchange is restricted, when an emergency exists as a result of which disposal by the Trust of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of the Fund’s net assets, or during any other period when the SEC so permits.

Policy On Disruptive Trading

The Fund is designed as a long-term investment and, therefore, is not appropriate for “market timing” or other trading strategies that entail rapid or frequent investment and disinvestment which could disrupt orderly management of the Fund’s investment portfolio (“disruptive trading”).  As all purchase and redemption orders are initiated by the wrap program adviser or sub-adviser, wrap account clients are not in a position to effect purchase and redemption orders and are not able to directly trade in Fund shares.  However, because the Fund is designed to be a component of wrap accounts that also invest in securities and other investments at the direction of the wrap program’s adviser or sub-adviser, shares of the Fund may be purchased or redeemed on a frequent basis for rebalancing purposes, to invest new funds, or to accommodate reductions in account sizes, and the Fund is managed in a manner consistent with its role in such wrap accounts.

The Board of Trustees has adopted policies and procedures reasonably designed to monitor Fund trading activity and, in cases where disruptive trading activity is detected, to take action to stop such activity. The Fund reserves the right to modify these policies at any time without shareholder notice.  In particular, the Fund or the Fund’s distributor (the “Distributor”) may, without any prior notice, reject a purchase order of any person acting on behalf of any investor or investors, whose pattern of trading or transaction history involves, in the opinion of the Fund or the Distributor, actual or potential harm to the Fund.  The Distributor considers certain factors, such as transaction size, type of transaction, frequency of transaction and trade history, when determining whether to reject a purchase order.  Investors who have not engaged in disruptive trading may also be prevented from purchasing shares of the Fund if the Fund or the Distributor believes a financial intermediary or its representative associated with that investor’s account has otherwise been involved in disruptive trading on behalf of other accounts or investors.

Despite the efforts of the Fund and the Distributor to prevent disruptive trading within the Fund and the adverse impact of such activity, there is no guarantee that Fund’s policies and procedures will be effective.  Disruptive trading can not be detected until the investor has engaged in a pattern of such activity, at which time, the Fund may have experienced some or all of its adverse affects.  Disruptive trading may be difficult to detect because investors may deploy a variety of strategies to avoid detection.  In seeking to prevent disruptive trading practices in the Fund, the Fund and the Distributor consider only the information actually available to them at the time.

In addition, the Fund receives orders through financial intermediaries (such as brokers, retirement plan record keepers and variable insurance product sponsors) which may facilitate disruptive trading or utilize omnibus accounts that make it more difficult to detect and stop disruptive trading within the Fund.  There may exist multiple tiers of the financial intermediary, each utilizing an omnibus account structure, that may further compound the difficulty to the Fund of detecting and stopping disruptive trading activity in Fund shares.  However, the Distributor has entered into written agreements with the Fund’s financial intermediaries under which the intermediary must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its disruptive trading policies.

To the extent that the Fund or its agents are unable to curtail excessive or short term trading (such as market timing), these practices may interfere with the efficient management of the Fund’s portfolio, and may result in the Fund engaging in certain activities to a greater extent then it otherwise would, such as engaging in more frequent portfolio transactions and maintaining higher cash balances.  More frequent portfolio transactions would increase the Fund’s transaction costs and decrease its investment performance, and maintenance of a higher level of cash balances would likewise result in lower Fund investment performance during periods of rising markets.  The costs of such activities would be borne by all Fund shareholders, including the long-term investors who do not generate the costs.  Additionally, frequent trading may interfere with the Advisor’s ability to efficiently manage the Fund and compromise its portfolio management strategy.

Fair Value Pricing

The Fund has adopted valuation procedures that allow for the use of fair value pricing in appropriate circumstances.  Such circumstances may arise when trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, a significant event with respect to a security occurs after the close of trading and before the time the Fund calculates its own share price, or market quotations are not readily available or are not considered reliable for other reasons.  Thinly traded securities (e.g. securities of privately-held issuers) and certain foreign securities (e.g. securities of Japanese issuers) may be impacted more by the use of fair valuations than other securities.

In using fair value pricing, the Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time.  Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund using fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV.

Dividends, Distributions and Tax Status

Dividends and Distributions

The Fund expects to pay income dividends monthly, and to make distributions of net capital gains, if any, at least annually.  The Board of Trustees may decide to pay dividends and distributions more frequently.

The Fund automatically pays dividends and capital gains distributions in cash on the record date for the dividend or capital gain distribution (each such date, a “Record Date”) unless the Fund has been notified by the Advisor to make such payments in additional shares at the NAV on the Record Date.

Any such cash payment or distribution paid by the Fund has the effect of reducing the NAV on the applicable Record Date by the amount of the dividend or distribution.  If you purchase shares shortly before the applicable Record Date, the shares will be subject to income taxes as discussed below even though the dividend or distribution represents, in substance, a partial return of your capital.

Taxes

Distributions made by the Fund will be taxable to shareholders (other than qualified retirement plans and other tax-exempt investors) whether received in shares (through dividend reinvestment) or in cash.  Distributions derived from net investment income, including net short-term capital gains, are taxable to such shareholders as ordinary income.  Distributions designated as capital gains dividends are taxable as long-term capital gains regardless of the length of time shares of the Fund have been held.  Although distributions are generally taxable when received, certain distributions made in January are taxable as if received in the prior December.  The Fund will inform you annually of the amount and nature of its distributions.

Dividends and interest earned by the Fund may be subject to withholding and other taxes imposed by foreign countries, at rates from 10% to 40%.  However, under certain circumstances you may be able to claim credits against your U.S. taxes for such foreign taxes.  The Trust will also notify you each year of the amounts available as credits.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situations.

The SAI contains information about taxes.  Consult your own advisers about federal, state and local taxation of distributions from the Fund.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund’s financial performance since its commencement of operations.  Certain information reflects financial results for a single Fund share.  The total return in the table represents the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the fiscal year ended September 30, 2007 and the period ended September 30, 2006 was audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statements, was included in the Fund’s Annual Report , which is available upon request.

Separately Managed Account Reserve Trust

For a capital share outstanding throughout the period

	Period Ended September 30, 2007	Period Ended September 30, 2006*
Net asset value, beginning of period	$9.87	$10.00
Income from investment operations:
Net investment income	0.69	0.69
Net realized and unrealized gain (loss) on investments	(0.27)	(0.13)
Total from investment operations	0.42	0.56
Less distributions:
From net investment income	(0.68)	(0.69)
Total distributions	(0.68)	(0.69)
Net asset value, end of period	$9.61	$9.87
Total return	4.22%	5.96	%(1)
Ratios/supplemental data:
Net assets, end of period (millions)	$142.5	$15.9
Ratio of expenses to average net assets (3)	0.00%	0.00	%(2)
Ratio of net investment income to average net assets (3)	7.27%	7.22	%(2)
Portfolio turnover rate	230.69%	214.02	%(1)
____________
(1)	Not Annualized.
(2)	Annualized.
(3)
Reflects the fact that no fees or expenses are incurred by the Fund.  The Fund is an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Fund or the Advisor.  Participants in these programs pay a “wrap” fee to the sponsor of the program.

*      Commenced operations on October 3, 2005.

PRIVACY NOTICE

Brandes Investment Trust and Brandes Investment Partners, L.P. may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us.

We do not disclose any non-public personal information about any shareholder of the Fund or former shareholders without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities.  We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you.  We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Fund through a financial intermediary, such as a broker-dealer, the privacy policy of your financial intermediary governs how your nonpublic personal information would be shared with nonaffiliated third parties.

(This page is not a part of the Prospectus)

For more information about the Separately Managed Account Reserve Trust, the following documents are available free upon request:

Annual/Semiannual/Quarterly Reports:

The Fund’s annual, semi-annual and quarterly reports to shareholders contain detailed information on the Fund’s investments.  The annual report will also include a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including operations and investment policies.  It is incorporated by reference in and is legally considered a part of this prospectus.

You may obtain copies of the Fund’s annual and semi-annual reports, free of charge, through the Fund’s website at www.brandes.com. You may also obtain free copies of such reports and the SAI, or request other information and discuss your questions about the Fund, by contacting us at:

Separately Managed Account Reserve Trust
11988 El Camino Real, Suite 500
San Diego, CA 92130
800-331-2979

You can also review the Fund’s reports and SAI at the Public Reference Room of the Securities and Exchange Commission.  You can obtain information on the operation of the Public Reference Room by calling (202) 942-8090.  In addition, you can get text-only copies:

•	For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009 or e-mailing the Commission at: publicinfo@sec.gov.

•	Free from the Commission’s Website at http://www.sec.gov.

Brandes Investment Trust: Investment Company Act file No. 811-8614.

APPENDIX A

SUMMARY OF CREDIT RATINGS

The following summarizes the descriptions for some of the general ratings referred to in the Fund’s prospectus and Statement of Additional Information. Ratings represent only the opinions of the rating organizations about the safety of principal and interest payments, not market value. The rating of an issuer is heavily influenced by past developments and does not necessarily reflect probable future conditions. A lag frequently occurs between the time a rating is assigned and the time it is updated. Ratings are therefore general and are not absolute standards of quality.

Credit Ratings – General Securities

The following summarizes the descriptions for some of the general ratings referred to in the Fund’s prospectus and Statement of Additional Information. The descriptions for the ratings for municipal securities and commercial paper follow this section. Ratings represent only the opinions of these rating organizations about the quality of the securities which they rate. They are general and are not absolute standards of quality.

MOODY’S INVESTORS SERVICE, INC.

The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

Bonds

Aaa:  Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa:  Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A:  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa:  Bonds which are rated Baa are considered as medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba:  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this asset class.

B:  Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa:  Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca:  Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C:  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Rating Refinements:  Moody’s may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR’S CORPORATION

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations:  (a) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

Bonds

AAA:  Bonds rated AAA have the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is extremely strong.

AA:  Bonds rated AA differ from the highest-rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is very strong.

A:  Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is still strong.

BBB:  Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

BB:  Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

B:  Bonds rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal). Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:  An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated CC is currently highly vulnerable to nonpayment.

C:  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D:  An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The Standard & Poor’s ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

r:  This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include:  obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

FITCH RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

Bonds

AAA:  Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA:  Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A:  Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB:  Debt rated BBB is considered to be of satisfactory credit quality. Ability to pay interest and principal is adequate. Adverse changes in economic conditions and circumstances are more likely to impair timely payment than higher rated bonds.

BB:  Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist in the obligor satisfying its debt service requirements.

B:  Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC:  Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC:  Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C:  Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D:  Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

Credit Ratings – Municipal Securities and Commercial Paper

MOODY’S INVESTORS SERVICE, INC.

The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

U.S. Tax-Exempt Municipals

Moody’s ratings for U.S. Tax-Exempt Municipals range from Aaa to B and utilize the same definitional elements as are set forth above under the “Bonds” section of the Moody’s descriptions.
Advance refunded issues:  Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable United States government obligations or non-callable obligations unconditionally guaranteed by the U.S. government are identified with a # (hatchmark) symbol, e.g., # Aaa.

Municipal Note Ratings

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG), and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2/VMIG 2 are of high quality, with ample margins of protection, although not as large as the preceding group.

Commercial Paper

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1:  Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:  (a) leading market positions in well established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2:  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3:  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

STANDARD & POOR’S CORPORATION

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard &
Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations:  (a) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

Municipal Bond Ratings

AAA -- Prime Grade:  These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligations Bonds:  In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds:  Debt service coverage has been, and is expected to remain, substantial, stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA -- High Grade:  The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

A -- Good Grade:  Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the rating differs from the two higher ratings because:

General Obligation Bonds:  There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds:  Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appearance appears adequate.

Rating Refinements:  Standard & Poor’s letter ratings may be modified by the addition of a plus (+) or a minus (-) sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

Municipal Note Ratings

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

Commercial Paper

A-1:  A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:  A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

FITCH RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

Commercial Paper

F-1:  Highest Credit Quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F-2:  Good Credit Quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F-3:  Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B:  Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C:  High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:  Default. Denotes actual or imminent payment default.

SEPARATELY MANAGED ACCOUNT RESERVE TRUST

Statement of Additional Information

Dated January 31, 2008

A Series of Brandes Investment Trust

This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the prospectus of Separately Managed Account Reserve Trust (the “Fund”) dated January 31, 2008.  Certain information is incorporated herein by reference to the Fund’s 2007 Annual Report to shareholders under “Financial Statements.”  The Fund is a diversified  series of Brandes Investment Trust (the “Trust”), a registered open-end management investment company or mutual fund.  Brandes Investment Partners, L.P. (the “Advisor”) is the investment advisor to the Fund.  Copies of the Fund’s prospectus may be obtained from the Trust at 11988 El Camino Real, Suite 500, San Diego, CA 92130 or by calling 1-800-331-2979.

TABLE OF CONTENTS

Page

INVESTMENT RESTRICTIONS	2
OTHER SECURITIES AND INVESTMENT TECHNIQUES	3
PORTFOLIO DISCLOSURE	36
PORTFOLIO TURNOVER	37
MANAGEMENT	37
PROXY VOTING PROCEDURES	42
PRINCIPAL HOLDERS OF SECURITIES	45
INVESTMENT ADVISORY AND OTHER SERVICES	45
PORTFOLIO TRANSACTIONS AND BROKERAGE	49
NET ASSET VALUE	50
REDEMPTIONS	52
TAXATION	52
PERFORMANCE INFORMATION	54
FINANCIAL STATEMENTS	57
OTHER SERVICE PROVIDERS	57
ANTI-MONEY LAUNDERING PROGRAM	57
GENERAL INFORMATION	58

INVESTMENT RESTRICTIONS

The Trust has adopted the following fundamental investment policies and restrictions with respect to the Fund in addition to the policies and restrictions discussed in the Fund’s prospectus.  The policies and restrictions listed below cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Fund.  As a matter of fundamental policy, the Fund is diversified -- i.e., at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

In addition, the Fund may not:

1.
Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it will not make investments while borrowing in excess of 5% of the value of its total assets are outstanding;

2.	Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

3.
Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities), except that the Fund reserves the right to invest all of its assets in shares of another investment company;

4.
Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and securities issued by real estate investment trusts);

5.
Purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, does not include foreign currency or forward foreign currency contracts or swap agreements), except that the Fund may purchase or sell interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments or groups of financial instruments, and options on such futures contracts;

6.	Make loans (except for purchases of debt securities consistent with the investment policies of the Fund, loans of portfolio securities, and repurchase agreements);

7.	Make investments for the purpose of exercising control or management; or

8.	Invest in oil and gas limited partnerships or oil, gas or mineral leases.

Operating Restrictions

The Fund observes the following restrictions as a matter of operating, but not fundamental, policy, which can be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval.

The Fund may not:

1.
Purchase any security if as a result the Fund would then hold more than 10% of any class of voting securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class), except that the Fund reserves the right to invest all of its assets in a class of voting securities of another investment company;

2.
Invest more than 10% of its assets in the securities of other investment companies or purchase more than 3% of any other investment company’s voting securities or make any other investment in other investment companies except as permitted by federal and state law, except that the Fund reserves the right to invest all of its assets in another investment company; or

3.	Invest more than 15% of its net assets in illiquid securities.

OTHER SECURITIES AND INVESTMENT TECHNIQUES

The securities in which the Fund may invest include, but are not limited to, those described below.

FIXED INCOME SECURITIES

U.S. Treasury Obligations

U.S. Treasury obligations are debt securities issued by the U.S. Treasury.  They are direct obligations of the U.S. Government and differ mainly in the lengths of their maturities (e.g., Treasury bills mature in one year or less, and Treasury notes and bonds mature in two to 30 years).

U.S. Government Agency Securities

U.S. Government Agency securities are issued or guaranteed by U.S. Government sponsored enterprises and federal agencies.  These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Bank, and the Tennessee Valley Authority.  Some of these securities are supported by the full faith and credit of the U.S. Treasury, and others only by the credit of the instrumentality, which may include the right of the issuer to borrow from the Treasury.  These securities may have maturities from one day to 30 years, are generally not callable and normally have interest rates that are fixed for the life of the security.

Short Term Investments

At times the Fund may invest in short-term cash equivalent securities either for temporary, defensive purposes or as part of its overall investment strategy. These securities consist of high quality debt obligations maturing in one year or less from the date of purchase, such as U.S. government securities, certificates of deposit, bankers’ acceptances and commercial paper. High quality means the obligations have been rated at least A-1 by Standard & Poor’s Corporation (“S&P”) or Prime-1 by Moody’s Investor’s Service, Inc. (“Moody’s”), have an outstanding issue of debt securities rated at least AA by S&P or Aa by Moody’s, or are of comparable quality in the opinion of the Advisor.

Inflation-Indexed Securities

Inflation-indexed fixed income securities are structured to provide protection against inflation and are issued by the U.S. and foreign governments, their agencies and instrumentalities and U.S. and foreign corporations.  The value of principal or interest payments of an inflation-indexed security is adjusted periodically to track general movements of inflation in the country of issue.

As an example, the Fund may invest in U.S. Treasury Inflation Protected Securities (TIPS).  Principal amounts of TIPS are adjusted daily based on changes in the rate of inflation (currently represented by the Consumer Price Index for Urban Consumers, non-seasonally adjusted (CPI)).  The U.S. Treasury currently issues TIPS only in 10-year maturities, although TIPS have previously been issued with maturities of five, 10 and 30 years.  TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.  The interest rate on TIPS is fixed at issuance, but over the life of the bond may be paid on an increasing or decreasing principal value.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed even during a period of deflation.  However, because the principal amount of TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities.

The value of inflation-indexed securities such as TIPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS.  In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS.  Although the principal value of TIPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond.  However, if the Fund purchases TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation.  If inflation is lower than expected during the period the Fund holds TIPS, the Fund may earn less on the security than on a conventional bond.

The daily adjustment of the principal value of TIPS is currently tied to the non-seasonally adjusted CPI for Urban Consumers, which the U.S. Bureau of Labor Statistics calculates monthly.  The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  There can be no assurance that such index will accurately measure the real rate of inflation in the prices of goods and services.  In addition, calculation of the CPI includes a three-month lag for purposes of determining the principal value of TIPS, which, consequently, could have a negative impact on the value of TIPS under certain market conditions.

Foreign Government Obligations

Foreign government obligations are debt securities issued or guaranteed by a supranational organization, or a foreign sovereign government or one of its agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality.

Bank Obligations

Bank obligations include certificates of deposit, bankers’ acceptances, and other debt obligations.  Certificates of deposit are short-term obligations of commercial banks.  A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction.

Loan Participations and Assignments

The Fund may purchase participations in commercial loans.  Such indebtedness may be secured or unsecured.  Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.  The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender.  When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.  The participation interests in which the Fund intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders.  The agent bank administers the terms of the loan, as specified in the loan agreement.  In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement.  Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely upon the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent.  A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness.  However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest.  In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest.  If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected.  Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal.  However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

The Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry.  For purposes of such limits, the Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund.  In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, Securities and Exchange Commission (“SEC”) interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer.  Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale.  In some cases, negotiations involved in disposing of indebtedness may require weeks to complete.  Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Advisor believes to be a fair price.  In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s net asset value than if that value were based on available market quotations, and could result in significant variation in the Fund’s daily share price.  At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid.  As the overnight market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.  The Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitations on illiquid investments.  Investments in loan participation are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by the Fund.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund.  For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.  In addition, it is a conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender.  It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.  In the absence of definitive regulatory guidance, the Fund relies upon the Advisor’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Convertible Securities

A convertible security is a bond which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer.  Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.  While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock).  The credit standing of the issuer and other factors may also affect the investment value of a convertible security.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security is increasingly influenced by its conversion value.

Like other debt securities, the market value of convertible debt securities tends to vary inversely with the level of interest rates.  The value of the security declines as interest rates increase and increases as interest rates decline.  Although under normal market conditions longer term securities have greater yields than do shorter term securities of similar quality, they are subject to greater price fluctuations.  Fluctuations in the value of the Fund’s investments will be reflected in its net asset value per share.  A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security.  If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

High Yield Bonds

Below investment grade debt securities, commonly referred to as “high yield bonds” or “junk bonds” are considered to be speculative and involve a greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated securities.  High yield securities are generally subject to greater credit risk than higher-rated securities because the issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments.  In addition, the prices of high yield securities are generally subject to greater market risk and therefore react more sharply to changes in interest rates.  Their value and liquidity may also be diminished by adverse publicity and investor perceptions.  Also, legislative proposals limiting the tax benefits to the issuers or holders of taxable high yield securities or requiring federally insured savings and loan institutions to reduce their holdings of taxable high yield securities have had and may continue to have an adverse effect on the market value of these securities.

Because high yield securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of the Fund to sell these securities at their fair value either to meet redemption requests or to respond to changes in the financial markets may be limited.  In such an event, such securities could be regarded as illiquid for the purposes of the limitation on the purchase of illiquid securities.  Thinly traded high yield securities may be more difficult to value accurately for the purpose of determining the Fund’s net asset value.  Also, because the market for certain high yield securities is relatively new, that market may be particularly sensitive to an economic downturn or a general increase in interest rates.

Mortgage-Related Securities

Mortgage-related securities are interests in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others.  Pools of mortgage loans are assembled, and interests in those pools are sold to investors by various governmental, government-related and private organizations.  The Fund may also invest in debt securities which are secured with collateral consisting of U.S. mortgage-related securities, and in other types of U.S. mortgage-related securities.

U.S. Mortgage Pass-Through Securities

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment which consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.  Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as “modified pass-through.”  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of U.S. mortgage-related securities is the Government National Mortgage Association (“GNMA”).  GNMA is a wholly owned United State Government corporation within the Department of Housing and Urban Development.  GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Agency or guaranteed by the Veterans Administration.

Government-related guarantors include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”).  FNMA is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development.  FNMA purchases conventional residential mortgages not insured or guaranteed by any government agency from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.  FHLMC is a government-sponsored corporation created to increase availability of mortgage credit for residential housing and owned entirely by private stockholders.  FHLMC issues participation certificates which represent interests in conventional mortgages from FHLMC’s national portfolio.  Pass-through securities issued by FNMA and participation certificates issued by FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the U.S. Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans.  Such issuers may, in addition, be the originators or services of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.  Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because they lack direct or indirect government or agency guarantees of payment.  However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, issued by governmental entities, private insurers and mortgage poolers.  Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards.  However, there can be no assurance that private insurers or guarantors will meet their obligations.  In addition, the Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the originator/servicers and poolers the Advisor determines that the securities meet the Fund’s quality standards.

Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity.  Prepayment rates vary widely and may be affected by changes in market interest rates.  In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates.  Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates.  Accordingly, it is not possible to predict accurately the average life of a particular pool.

Although the market for mortgage pass-through securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.  As a matter of operating policy, the Fund will not purchase mortgage-related securities which in the Advisor’s opinion are illiquid if, as a result, more than 15% of the value of the Fund’s total assets will be illiquid.

Collateralized Mortgage Obligations (“CMOs”)

A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security.  Like a bond, interest and prepaid principal is paid, in most cases, semi-annually.  CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA.

CMOs are structured into multiple classes, each bearing a different stated maturity.  Actual maturity and average life depend upon the prepayment experience of the collateral.  CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid.  Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class.  Investors holding the longer maturity classes receive principal only after the earlier classes have been retired.

Foreign Mortgage-Related Securities

Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country.  These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others.  Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited).  Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment which consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.  Some mortgage-related securities are described as “modified pass-through.”  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, issued by governmental entities, private insurers and mortgage poolers.  Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards.  However, there can be no assurance that private insurers or guarantors will meet their obligations.  In addition, the Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the originator/servicers and poolers the Advisor determines that the securities meet the Fund’s quality standards.

Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity.  Prepayment rates vary widely and may be affected by changes in market interest rates.  In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates.  Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates.  Accordingly, it is not possible to predict accurately the average life of a particular pool.

Other Mortgage-Related Securities

Other mortgage-related securities include securities of U.S. or foreign issuers that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.  These other mortgage-related securities may be debt securities issued by governmental agencies or instrumentalities or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities.

Other Asset Backed Receivables

Other asset-backed securities, unrelated to mortgage loans, are now being offered to investors.  For example, asset-backed securities include, but are not limited to, Certificates for Automobile Receivables (“CARSsm”) and credit card receivable securities.  CARSsm represent undivided fractional interests in a trust with assets consisting of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing these contracts.  In addition to the general risks pertaining to all asset-backed securities, CARSsm are subject to the risks of delayed payments or losses if the full amounts due on underlying sales contracts are not realized by the trust due to unanticipated legal or administrative costs of enforcing the contracts, or due to depreciation, damage or loss of the vehicles securing the contracts.  Credit card receivable securities are backed by receivables from revolving credit card accounts.  Since balances on revolving credit card accounts are generally paid down more rapidly than CARSsm, issuers often lengthen the maturity of these securities by providing for a fixed period during which interest payments are passed through and principal payments are used to fund the transfer of additional receivables to the underlying pool.  In addition, unlike most other asset-backed securities, credit card receivable securities are backed by obligations that are not secured by interests in personal or real property.  Other assets often used as collateral include, but are not limited to, home equity loans, student loans and loans on commercial and industrial equipment and manufactured housing.

Consistent with the Fund’s investment objectives and policies, the Fund may invest in other types of asset-backed securities.

Variable Rate and Floating Rate Demand Notes

Variable rate demand notes and bonds have a stated maturity in excess of one year, but permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice.  Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.  The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders.

The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted.  The interest rate on a variable rate demand note is reset at specified intervals at a market rate.  The Advisor monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligations under the demand feature.

Obligations with Puts Attached

Obligations with puts attached are long-term fixed rate debt obligations that have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender (or “put”) such debt obligations to the institution and receive the face value.  These third party puts are available in many different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps.  The financial institution granting the option does not provide credit enhancement.  If there is a default on, or significant downgrading of, the bond or a loss of its tax-exempt status, the put option will terminate automatically.  The risk to the Fund will then be that of holding a long-term bond.

These investments may require that the Fund pay a tender fee or other fee for the features provided.  In addition, the Fund may acquire “stand-by commitments” from banks or broker dealers with respect to the securities held in its portfolio.  Under a stand-by commitment, a bank or broker/dealer agrees to purchase at the Fund’s option a specific security at a specific price on a specific date.  The Fund may pay for a stand-by commitment either separately, in cash, or in the form of a higher price paid for the security.  The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity.

Money Market Obligations

Money market obligations include U.S. dollar denominated bank certificates of deposit, bankers acceptances, commercial paper and other short-term debt obligations of U.S. and foreign issuers, including U.S. Government and agency obligations.  All money market obligations are high quality, meaning that the security is rated in one of the two highest categories for short-term securities by one of the nationally recognized rating services or, if unrated, is determined by the Advisor to be of comparable quality.

Credit Ratings

Credit ratings evaluate the safety of principal and interest payments of securities, not their market value.  The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions.  There is frequently a lag between the time a rating is assigned and the time it is updated.  As credit rating agencies may fail to timely change credit ratings of securities to reflect subsequent events, the Advisor will also monitor issuers of such securities. A summary of credit ratings is set forth in the prospectus.

REPURCHASE AGREEMENTS

To maintain liquidity, the Fund may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks.

Repurchase agreements are the economic equivalent of loans by the Fund.  In the event of a bankruptcy or default of any registered dealer or bank, the Fund could experience costs and delays in liquidating the underlying securities which are held as collateral, and the Fund might incur a loss if the value of the collateral declines during this period.

REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements (agreements to sell portfolio securities, subject to such Fund’s agreement to repurchase them at a specified time and price) with well-established registered dealers and banks.  The Fund covers its obligations under a reverse repurchase agreement by maintaining a segregated account comprised of cash, U.S. Government securities or high-grade debt obligations, maturing no later than the expiration of the agreement, in an amount (marked-to-market daily) equal to its obligations under the agreement.  Reverse repurchase agreements are the economic equivalent of borrowing by the Fund, and are entered into by the Fund to enable it to avoid selling securities to meet redemption requests during market conditions deemed unfavorable by the Advisor.

ILLIQUID SECURITIES

As a matter of operating policy, the Fund may not invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid.  The Advisor will monitor the amount of illiquid securities in the Fund’s portfolio, to ensure compliance with the Fund’s investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the “1933 Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days.  Securities which have not been registered under the 1933 Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market.  Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days.  The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes.  Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.  In accordance with guidelines established by the Board, the Advisor will determine the liquidity of each investment using various factors such as (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the likelihood of continued marketability and credit quality of the issuer.

FOREIGN INVESTMENTS

The Fund’s prospectus describes the extent to which the Fund may invest in securities of issuers organized or headquartered in foreign countries.  Generally, such investments are likely to be made in issues in the developed markets of Europe, Asia and North America, as well as emerging countries to be suitable by the Advisor.  The Fund may make foreign investments in issuers organized or headquartered in emerging countries.  The Fund may elect not to invest in all such countries, and it may also invest in other countries when such investments are consistent with the Fund’s investment objective and policies.

There are special risks in investing in any foreign securities in addition to those relating to investments in U.S. securities including, but not limited to, the following.

Political and Economic Factors

Individual foreign economies of certain countries may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position.  The internal politics of certain foreign countries may not be as stable as those of the United States.

Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies.  Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest.  The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners.  Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Emerging Markets Investments

Investments by the Fund in securities issued by the governments of emerging or developing countries, and of companies within those countries, involve greater risks than other foreign investments.  Investments in emerging or developing markets involve exposure to economic and legal structures that are generally less diverse and mature (and in some cases the absence of developed legal structures governing private and foreign investments and private property), and to political systems which can be expected to have less stability, than those of more developed countries.  The risks of investment in such countries may include matters such as relatively unstable governments, higher degrees of government involvement in the economy, the absence until recently of capital market structures or market-oriented economies, economies based on only a few industries, securities markets which trade only a small number of securities, restrictions on foreign investment in securities, and significant foreign currency devaluations and fluctuations.

Emerging markets can be substantially more volatile than both U.S. and more developed foreign markets.  Such volatility may be exacerbated by illiquidity.  The average daily trading volume in all of the emerging markets combined is a small fraction of the average daily volume of the U.S. market.  Small trading volumes may result in the Fund being forced to purchase securities at a substantially higher priced than the current market, or to sell securities at much lower prices than the current market.

Currency Fluctuations

To the extent that the Fund invests in securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency.  Such changes will also affect the Fund’s income.  The value of the Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics

The Trust expects that most foreign securities in which the Fund invests will be purchased in over-the-counter markets or on bond exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market.  Foreign bond markets may be more volatile than those in the United States.  While growing in volume, they usually have substantially less volume than U.S. markets, and the Fund’s portfolio securities may be less liquid and more volatile than U.S. Government securities.  Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States.

The value of the Fund’s portfolio positions may also be adversely impacted by delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

Legal and Regulatory Matters

Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

Taxes

The interest payable on certain of the Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund’s shareholders.  A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by the Fund.  The Fund intends to sell such bonds prior to the interest payment date in order to avoid withholding.

MUNICIPAL SECURITIES

The Fund may invest in debt obligations issued by state and local governments, territories and possessions of the U.S., regional government authorities, and their agencies and instrumentalities which provide interest income that, in the opinion of bond counsel to the issuer at the time of original issuance, is exempt from federal income taxes (“municipal securities”).  In addition, the Fund may invest in issues of such entities that are taxable or not exempt from federal income taxes.  Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

In general, municipal securities are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities including airports, bridges, housing, hospitals, mass transportation, schools, streets, and water and sewer works.  Municipal securities may be issued to refinance outstanding obligations as well as to raise funds for general operating expenses and lending to other public institutions and facilities.

The two principal classifications of municipal securities are “general obligation” securities and “revenue” securities.  General obligation securities are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest.  Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments.  Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax.  Revenue bonds are issued to finance a wide variety of capital projects including:  electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.  Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer’s obligations.  Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects.  Some authorities are provided further security in the form of a state’s assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

The Fund may purchase insured municipal debt in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company.  The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.

Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978.  In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures of referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes.  Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Certain of the municipal securities in which the Fund may invest, and certain of the risks of such investments, are described below.

Moral Obligation Securities

Municipal securities may include “moral obligation” securities which are usually issued by special purpose public authorities.  If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Zero Coupon Securities

Zero coupon securities are debt securities issued or sold at a discount from their face value.  These securities do not entitle the holder to interest payments prior to maturity or a specified redemption date, when they are redeemed at face value.  Zero coupon securities may also take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves, and receipts and certificates representing interests in such stripped obligations and coupons.  The market prices of zero coupon securities tend to be more sensitive to interest rate changes, and are more volatile, than interest bearing securities of like maturity.  The discount from face value is amortized over the life of the security and such amortization will constitute the income earned on the security for accounting and tax purposes.  Even though income is accrued on a current basis, the Fund does not receive the income currently in cash.  Therefore, the Fund may have to sell other portfolio investments to obtain cash needed to make income distributions.

Mortgage-Backed Securities

Mortgage-backed securities are municipal debt obligations issued to provide financing for residential housing mortgages to targeted groups.  Payments made on the underlying mortgages and passed through to the Fund will represent both regularly scheduled principal and interest payments.  The Fund may also receive additional principal payments representing prepayments of the underlying mortgages.  Investing in such municipal debt obligations involves special risks and considerations, including the inability to predict accurately the maturity of the Fund’s investments as a result of prepayments of the underlying mortgages (which may require the Fund to reinvest principal at lower yields than would otherwise have been realized), the illiquidity of certain of such securities, and the possible default by insurers or guarantors supporting the timely payment of interest and principal.

Municipal Lease Obligations

Municipal lease obligations are lease obligations or installment purchase contract obligations of municipal authorities.  Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation.  The Fund may also purchase “certificates of participation”, which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority.  However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year.  Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult.  In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

Short-Term Obligations

The Fund may invest in short-term municipal obligations, which include the following:

Tax Anticipation Notes:  Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes.  They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

Revenue Anticipation Notes:  Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.  They also are usually general obligations of the issuer.

Bond Anticipation Notes:  Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged.  The long-term bonds then provide the money for the repayment of the notes.

Short-Term Discount Notes:  (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

Floating Rate and Variable Rate Demand Notes

Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice.  Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.  The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders.  The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted.  The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

The Fund will limit its purchase of municipal securities that bear floating rates and variable rates of interest to those meeting the rating quality standards set forth in the Fund’s prospectus.  Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.  The Advisor monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligations under the demand feature.

The Fund may also invest in municipal securities in the form of “participation interests” in variable rate tax-exempt demand obligations held by a financial institution, usually a commercial bank.  Municipal participation interests provide the purchaser with an undivided interest in one or more underlying municipal securities and the right to demand payment from the institution upon a specified number of days’ notice (no more than seven) of the unpaid principal balance plus accrued interest.  In addition, the municipal participation interests are typically enhanced by an irrevocable letter of credit or guarantee from such institution.  Since the Fund has an undivided interest in the obligation, it participates equally with the institution with the exception that the institution normally retains a fee out of the interest paid for servicing, providing the letter of credit or guarantee, and issuing the repurchase commitment.

Obligations with Puts Attached

Long-term fixed rate municipal debt obligations may be coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender (or “put”) such debt obligations to the institution and receive the face value.  These third party puts are available in many different forms, and may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps.  The financial institution granting the option does not provide credit enhancement.  If there is a default on, or significant downgrading of, the bond or a loss of its tax-exempt status, the put option will terminate automatically.  The risk to the Fund will then be that of holding a long-term bond.

These investments may require that the Fund pay a tender fee or other fee for the features provided.  In addition, the Fund may acquire “stand-by commitments” from banks or broker dealers with respect to the municipal securities held in its portfolios.  Under a stand-by commitment, a bank or broker/dealer agrees to purchase at the Fund’s option a specific municipal security at a specific price on a specific date.  The Fund may pay for a stand-by commitment either separately, in cash, or in the form of a higher price paid for the security.  The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity.

DERIVATIVE INSTRUMENTS

A variety of derivate investment products are available in the financial markets, including put and call options on securities, indexes and currencies; financial and commodity futures contracts and options on futures contracts; swap agreements and options on such agreements; structured notes; and various hybrid instruments.  The Advisor has not used such products in the past in managing fixed income portfolios, but will continue to evaluate the potential benefits of using such instruments and may use them in managing the Fund.

The Fund may purchase and sell (write) put and call options on securities, securities indexes, and foreign currencies, and may enter into interest rate, index, and foreign currency, futures contracts and purchase and sell options on such futures contracts (“futures options”).  These transactions may be for hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of the Fund’s overall investment strategy.  The Fund also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

The Fund also may enter into swap agreements with respect to interest rates, securities indexes credit default situations, and foreign currencies. The Fund may also invest in structured notes.  If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Fund may also use those instruments, provided that the Advisor determines that their use is consistent with the Fund’s investment objective.

The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Advisor incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves special risks, including imperfect correlation (or no correlation) between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise losses may arise from the inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable, the need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, or the inability of the Fund to close out or to liquidate its derivatives positions.  In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.  If the Fund gains exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

Options on Securities and Indexes

The Fund may purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option.  The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.  (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

The Fund will write call options and put options only if they are “covered.”  A call option on a security is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Advisor in accordance with established procedures in such amount are segregated).  A call option on an index is covered if the Fund maintains with its custodian assets determined to be liquid by the Advisor in accordance with established procedures, in an amount equal to the contract value of the index.  A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Advisor in accordance with established procedures.

A put option on a security or an index is “covered” if the Fund segregates assets determined to be liquid by the Advisor in accordance with established procedures equal to the exercise price.  A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Advisor in accordance with established procedures.

If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written.  If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.  The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold.  Before an exchange traded option is exercised or expired, it may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration date).  There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.  The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss.  If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security.  A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations.  The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put.  In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indexes

Transactions in options on securities and on indexes are subject to a number of risks.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.  If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.  If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.  If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.  As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option.  If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.  Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Foreign Currency Options

The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market.  A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires.  A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires.  Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of the Fund to reduce foreign currency risk using such options, and are subject to other risks similar to options on securities on indexes.

Futures Contracts and Options on Futures Contracts

A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date.  These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity.  An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

The Fund may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates, security indexes and currencies.  An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time.  A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.  Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.  A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro.  It is expected that other futures contracts will be developed and traded in the future.

The Fund may purchase and write call and put futures options.  Futures options possess many of the same characteristics as options on securities and indexes (discussed above).  A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option.  Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.  A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price.  A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

Limitations on Use of Futures and Futures Options

The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Advisor in accordance with established procedures (“initial margin”).  The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract.  Margin requirements on foreign exchanges may be different than U.S. exchanges.  The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.  The Fund expects to earn interest income on its initial margin deposits.  A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded.  Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract.  This process is known as “marking to market.”  Variation margin does not represent a borrowing or loan by the Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.  In computing daily net asset value, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it.  Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month).  Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date.  If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain; if it is more, the Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain; if it is less, the Fund realizes a capital loss.  The transaction costs also affect the gain or loss.

The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract.  A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations.  The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put.  In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with established procedures that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract.  Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with established procedures that are equal to the market value of the instruments underlying the contract.  Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with established procedures, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option.  Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.  When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with established procedures established that equal the purchase price of the futures contract, less any margin on deposit.  Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See “Taxation.”

Risks Associated with Futures and Futures Options

The use of futures contracts and futures options involves a number of risks.  A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.  There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.  The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers.  A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the reaction of the underlying U.S. Government securities reacted.  To the extent, however, that a municipal bond fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund’s holdings of municipal securities.  Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets.  The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Additional Risks of Foreign Derivatives

Options on securities, futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Advisor’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Swap Agreements and Options on Swap Agreements

The Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security indexes, specific securities, currencies and credit default and event-linked swaps.  The Fund may also enter into options on swap agreements (“swap options”).

The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index.  A “quanto” or “differential” swap combines both an interest rate and a currency transaction.  Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.  As a matter of operating policy, the aggregate purchase price of caps and floors held by the Fund may not exceed 5% of its total asset at the time of purchase.

The Fund may enter into credit default swap agreements.  The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred.  If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation.  The Fund may be either the buyer or seller in a credit default swap transaction.  If the Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing.  However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value.  As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.  If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options.

Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Advisor in accordance with established procedures, to avoid any potential leveraging of the Fund’s portfolio.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.  As a matter of operating policy, the Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s total assets.  Also as a matter of operating policy, the Fund will not enter into a swap transaction at any time that the aggregate amount of its net obligations under such transactions exceeds 15% of its total assets.

Whether the Fund’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on the Advisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid depending on the underlying circumstances.  Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.  Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund’s ability to use swap agreements.  The swaps market is a relatively new market and is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option.  When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which includes the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the Investment Company Act of 1940, as amended (the “1940 Act”), commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person.  To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million.  In addition, an eligible swap transaction must meet three conditions.  First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms.  Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms.  Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

Structured Notes

Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator.  Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator.  Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile.

Hybrid Instruments

A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock or bond with an option or forward contract.  Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some currency or securities index or another interest rate or some other economic factor (each a “benchmark”).  The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return.  Hybrids may not bear interest or pay dividends.  The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark.  These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid.  Under certain conditions, the redemption value of a hybrid could be zero.  Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.  The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.  The Fund will not invest more than 5% of its total assets in hybrid instruments.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES

The Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities.  Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term.  A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility.  Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.  These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).  To the extent that the Fund is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by the Advisor in accordance with established procedures in an amount sufficient to meet such commitments.

The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments.  Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments.  As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.  The Fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments.  For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Loan Participations and Assignments.”  Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations and Assignments.”  Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Portfolio.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.  When such purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the Advisor in accordance with procedures established by the Board, in an amount sufficient to meet the purchase price.  Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated.

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value.  Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments.  If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security.  If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss.  The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss.  There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

FOREIGN CURRENCY TRANSACTIONS

As indicated in the prospectus, the Fund may enter into foreign currency transactions.  The Fund normally conducts its foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign currencies or on a forward basis.  Under normal circumstances, the Advisor expects that the Fund will enter into forward currency contracts (contracts to purchase or sell a specified currency at a specified future date and price).  The Fund generally will not enter into a forward contract with a term of greater than one year.  Although forward contracts are used primarily to protect the Fund from adverse currency movements, they may also be used to increase exposure to a currency, and involve the risk that anticipated currency movements will not be accurately predicted and the Fund’s total return will be adversely affected as a result.  Open positions in forward contracts are covered by the segregation with the Fund’s custodian of cash, U.S. Government securities or other liquid obligations and are marked-to-market daily.

Precise matching of the amount of forward currency contracts and the value of securities denominated in such currencies of the Fund will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  Prediction of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  The Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency.  Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies.  However, the Advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served by doing so.

At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.  Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If the Fund retains a portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices.  If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.  Should forward prices decline during the period between the date the Fund enters into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Fund’s dealings in forward foreign currency exchange contracts will generally be limited to the transactions described above.  However, the Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances.  Use of forward currency contracts to hedge against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from an increase in the value of that currency.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.  Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

OTHER INVESTMENT COMPANIES

The Fund may invest in securities issued by other investment companies, including (to the extent permitted by the 1940 Act) other investment companies managed by the Advisor.  They may include shares of money market funds, exchange traded funds (“ETFs”), closed-end investment companies, and passive foreign investment companies.

ETFs are not actively managed.  Rather, an ETF’s objective is to track the performance of a specified index.  Therefore, securities may be purchased, retained and sold by ETFs at times when an actively managed trust would not do so. As a result, the Fund may have a greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF were not fully invested in such securities.  Because of this, an ETF’s price can be volatile.  In addition, the results of an ETF will not match the performance of the specified index due to reductions in the ETF’s performance attributable to transaction and other expenses, including fees paid by the ETF to service providers.

The Fund limits its investments in securities issued by other investment companies in accordance with the 1940 Act and SEC rules.  Under the 1940 Act, the Fund may own an unlimited amount of any affiliated investment company.  It also may invest its assets in any unaffiliated investment company, subject to certain conditions, as long as the Fund and its affiliated persons own no more than 3% of the outstanding voting stock of the acquired investment company.  This restriction may not apply to the Fund’s investments in money market mutual funds, if the Fund’s investments fall within the exceptions set forth under SEC rules.

As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.  Accordingly, in addition to bearing their proportionate share of the Fund’s expenses (i.e., management fees and operating expenses), shareholders will also indirectly bear similar expenses of such other investment companies.

Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of an investment in other investment companies.

LENDING OF PORTFOLIO SECURITIES

To realize additional income, the Fund may lend securities with a value of up to 30% of its total assets to broker-dealers, institutional investors or other persons.  Each loan will be secured by collateral which is maintained at no less than 100% of the value of the securities loaned by marking to market daily.  The Fund will have the right to call each loan and obtain the securities on five business days’ notice or, in connection with securities trading on foreign markets, within a longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets.  Loans will only be made to persons deemed by the Advisor to be of good standing in accordance with standards approved by the Board and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk.  The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.  In addition, voting rights or rights to consent with respect to the loaned securities pass to the borrower.

RESERVES

The Fund may establish and maintain reserves when the Advisor determines that such reserves would be desirable for temporary defensive purposes (for example, during periods of substantial volatility in interest rates) or to enable it to take advantage of buying opportunities.  The Fund’s reserves may be invested in domestic and foreign money market instruments, including government obligations.

BORROWING

The Fund may borrow for temporary, extraordinary or emergency purposes, or for the clearance of transactions, and then only in amounts not exceeding 10% of its total assets valued at market (for this purpose, reverse repurchase agreements and delayed delivery transactions covered by segregated accounts are not considered to be borrowings).  The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed.  If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  To avoid the potential leveraging effects of the Fund’s borrowings, additional investments will not be made while borrowings are in excess of 5% of the Fund’s total assets.  Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased.  The Fund also may be required to maintain minimum average balances in connection with any such borrowings or to pay a commitment or other fee to maintain a line of credit, either of which would increase the cost of borrowing over the stated interest rate.

Borrowing involves special risk considerations.  Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds.  To the extent the Fund is leveraged, the value of its assets will tend to increase more when its portfolio securities increase in value, and to decrease more when its portfolio securities decrease in value, than if its assets were not leveraged.  The rights of any lender to the Fund to receive payments of interest or repayments of principal will be senior to those of the Investors in the Fund.  Consequently, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.  Also, the terms of any borrowings may contain provisions that limit certain activities of the Fund, including the ability to make distributions.

AVERAGE MATURITY AND DURATION CALCULATIONS

Average Maturity

The portfolio average maturity of the Fund will be computed by weighting the maturity of each security in the Fund’s portfolio by the market value of that security.  For securities which have put dates, reset dates, or trade based on average life, the put date, reset date or average life will be used instead of the final maturity date for the average maturity calculation.  Average life is normally used when trading mortgage backed securities and asset backed securities.

Duration

One common measure of the price volatility of a fixed income security is duration, a weighted average term-to-maturity of the present value of a security’s cash flows.  As it is a weighted term-to-maturity, duration is generally measured in years and can vary from zero to the time-to-maturity of the security.  Duration is a complex formula that utilizes cash flow and the market yield of the security.  Bonds of the same maturity can have different durations if they have different coupon rates or yields.

For securities which pay periodic coupons and have a relatively short maturity, duration tends to approximate the term to maturity.  As the maturity of the bond extends, the duration also extends but at a slower rate.  For example, the duration of a 2-year security can be about 1.8 years; the duration of a 30-year bond will be roughly 10 to 11 years.  However, the duration of any security that pays interest only at maturity is the term to maturity.  Thus a 30-year zero coupon bond has a duration of 30 years.

Asset-backed and mortgage-backed securities require a more complex duration calculation.  These securities are generally collateralized with loans issued to individuals or businesses and often allow the borrower the discretion to repay the loan prior to maturity.  Loan prepayments typically occur when interest rates have fallen sufficiently to allow the borrower to refinance the loan at a lower interest rate.  Given that the cash flows for these types of securities are not known with certainty, the standard duration calculation is not accurate.  An effective duration is calculated instead, using a process in which cash flows are estimated and duration is computed for a variety of interest rate scenarios.  The effective duration of the security is the average of these durations weighted by the probability of each interest rate scenario.  The effective duration for a bond with known cash flows is the same as its modified duration.

The effective duration of the portfolio can be determined by weighting the effective duration of each bond by its market value.  Effective duration is a much better indicator of price volatility than term to maturity.  For example, the term to maturity for both a 30-year bond and a 30-year zero coupon security is 30 years.  A portfolio manager using average maturity to judge price volatility would expect to see no difference in portfolio impact from these two securities (given equal yield).  However, the 30-year zero coupon bond will experience a percentage price change roughly three times greater than that of the 30-year bond.

PORTFOLIO DISCLOSURE

The Fund will not disclose (or authorize its custodian or principal underwriter to disclose) portfolio holdings information to any person or entity except as follows:

•
to persons providing services to the Fund who have a need to know such information in order to fulfill their obligations to the Fund, such as portfolio managers, administrators, custodians, pricing services, proxy voting services, accounting and auditing services, and research and trading services, and the Board;

•	in connection with periodic reports that are available to shareholders and the public;

•	to mutual fund rating or statistical agencies or persons performing similar functions;

•	pursuant to a regulatory request or as otherwise required by law; or

•	to persons approved in writing by the Chief Compliance Officer of the Trust (the “CCO”).

Any disclosures made to persons approved by the CCO will be reported by the CCO to the Board at the end of the quarter in which such disclosure was made.  The portfolio holdings information that may be distributed to any person is limited to the information that the Advisor believes is reasonably necessary in connection with the services to be provided by the service provider receiving the information.  Neither the Trust nor the Advisor may receive compensation in connection with the disclosure of information about the Fund’s portfolio securities.  In the event of a conflict between the interests of Trust shareholders and those of the Advisor or any affiliated person of the Trust or the Advisor, the CCO will make a determination in the best interests of the Trust’s shareholders, and will report such determination to the Board at the end of the quarter in which such determination was made.

The Fund discloses its portfolio holdings quarterly, in its annual and semi-annual reports, as well as in filings with the SEC, in each case no later than 60 days after the end of each fiscal period.

Such disclosure may be made to service providers, rating and statistical organizations and other persons approved by the CCO only if the recipients of such information are subject to a confidentiality agreement that, among other things, prohibits any trading upon such information and if the authorizing persons (as determined by the Fund’s Chief Compliance Officer) determine that, under the circumstances, disclosure is in the best interests of the Fund’s shareholders.  The portfolio holdings information that may be distributed is limited to the information that the Advisor believes is reasonably necessary in connection with the services to be provided by the service provider or other person receiving the information.  The Fund’s portfolio holdings information may not be disseminated for compensation.

PORTFOLIO TURNOVER

The annual portfolio turnover rate indicates changes in the Fund’s portfolio, and is calculated by dividing the lesser of long-term purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio long-term securities owned by the Fund during the fiscal year.  A 100% portfolio turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to high transaction costs and might result in a greater number of taxable transactions.  For the fiscal year ended September 30, 2007 and September 30, 2006, the portfolio turnover rates for the Fund were 230.69% and 214.02%, respectively.

MANAGEMENT

The Board is responsible for the overall management of the Trust’s business.  The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, the Trust’s custodian and Transfer Agent.  The Board delegates the day-to-day operations of the Trust to its officers, subject to the Fund’s investment objective and policies and to general supervision by the Board.

The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Fund Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Independent Trustees(2)
DeWitt F. Bowman, C.F.A. 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age: 76)	Trustee	Since February 1995	Principal, Pension Investment Consulting, since 1994. Interim Treasurer and Vice President for Investments – University of California from 2000 to 2001.	4	Pacific Gas and Electric Nuclear Decommissioning Trust; PCG Private Equity Fund; Forward Funds; Sycuan Equity Fund; RREEF America III
J. Michael Gaffney 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age: 66)	Trustee	Since June 2004	Independent Consultant, NATIXIS Asset Management, North America, since 2004. President and CEO, Back Bay Advisors from 1998 to 2001.	4	None
Karin B. Bonding 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age: 68)	Trustee	Since May 2006(4)	Lecturer, University of Virginia, since 1996. President of Capital Markets Institute, Inc. serving as fee-only financial planner and investment advisor since 1996.	4	Director of 6 closed end mutual funds in the Credit Suisse family of funds.
“Interested” Trustees(3)
Debra McGinty-Poteet 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age: 51)	Trustee and President	Since June 2000	Director, Mutual Fund Services of the Advisor.	4	Brandes Investment Funds PLC
Jeff Busby 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age: 46)	Trustee	Since July 2006(4)	Executive Director of the Advisor	4	None

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Fund Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Officers of the Trust
Thomas M. Quinlan 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age: 37)	Secretary	Since June 2003	Associate General Counsel to the Advisor since January 2005; Counsel to the Advisor from July 2000 to January 2005.	N/A	N/A
Gary Iwamura 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age: 50)	Treasurer	Since September 1997	Finance Director of the Advisor.	N/A	N/A
Adelaide Pund 11988 El Camino Real Suite 500 San Diego, CA 92130 (Age: 40)	Chief Compliance Officer	Since September 2004	Head of Compliance of the Advisor since October 2004; Compliance Manager to the Advisor from 1998 to October 2004.	N/A	N/A
Ellen Blanchard State Street Bank & Trust Company 200 Clarendon Street Boston, MA 02116 (Age: 33)	Anti-Money Laundering Compliance Officer	Since August 2007
Director and Senior Associate Counsel from January 2006 to present, State Street Bank & Trust Company (formerly Investors Bank & Trust Company); Senior Manager and Associate Counsel from August 2004 to December 2005; Manager and Associate Counsel from August 2002 to August 2004.
				N/A	N/A

(1)       Trustees and officers of the Fund serve until their resignation, removal or retirement.

(2)       Not “interested persons” of the Trust as defined in the 1940 Act.

(3)       “Interested persons” of the Trust as defined in the 1940 Act.  Debra McGinty-Poteet is an interested person of the Trust because she is an officer of the Trust (President) and an employee of the Advisor.  Jeff Busby is an interested person of the Trust because he is the Executive Director of the Advisor.

(4)       Appointed by the Board as a Trustee.

The Board has nominated the following persons as additional Independent Trustees for election by the shareholders at a meeting currently scheduled to be held on April 15, 2008:

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Fund Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Robert M. Fitzgerald 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age: 55)	N/A	N/A
Retired. Chief
Financial Officer,
National Retirement Partners, December
2005 to July 2007;
Chief Financial
Officer, PIMCO
Advisors, February
1995 to December
2001; Trustee, The
Cutler Trust from
2003 to 2005.

				N/A	Trustee of 5 open- end mutual funds in the Hotchkis and Wiley Funds family of funds.
Jean Carter 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age: 50)	N/A	N/A	Retired. Director, Russell Investment Group), from 2000 to 2005; Portfolio Manager and Analyst from 1994 to 1999.	N/A	None

Board Committees

Audit Committee.  The Board has an Audit Committee, which is comprised of the independent members of the Board, Karin Bonding, DeWitt F. Bowman, and J. Michael Gaffney.  The Audit Committee reviews financial statements and other audit-related matters for the Trust, and serves as the Trust’s “qualified legal compliance committee”.  The Audit Committee also holds discussions with management and with the independent auditors concerning the scope of the audit and the auditor’s independence.  During the year ended September 30, 2007, the Audit Committee met twice.

Nomination Committee.  The Board has a Nomination Committee, which is comprised of the independent members of the Board, Karin Bonding, DeWitt F. Bowman, and J. Michael Gaffney.  The Nomination Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of Trustees as is considered necessary from time to time and meets only as necessary.  The Nominating Committee will consider candidates for trustees nominated by shareholders.  Shareholders may recommend candidates for Board positions by forwarding their correspondence to the Secretary of the Trust.  The Nomination Committee met three times during the year ended September 30, 2007.

Fund Shares Owned by Trustees as of December 31, 2007:

Amount Invested Key
A.	None
B.	$1-$10,000
C.	$10,001-$50,000
D.	$50,001-$100,000
E.	over $100,000

Name	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
“Independent” Trustees
DeWitt F. Bowman	C	D
J. Michael Gaffney	C	D
Karin Bonding	A	A
“Interested” Trustee
Debra McGinty-Poteet	A	A
Jeff Busby	E	E

Compensation

The Trust pays an annual retainer of $16,000 and a fee of $1,000 per meeting attended to Trustees who are not “interested persons” of the Trust.  They also receive a fee of $1,000 for any committee meetings held on dates other than scheduled Board meeting dates, and are reimbursed for any expenses incurred in attending meetings.  The Advisor reimburses the Trust the portion of such amounts attributable to the Fund.

The table below shows the compensation paid to each Trustee for the fiscal year ended September 30, 2007:

Name	Aggregate Compensation from Fund*	Aggregate Compensation from Registrant	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Trust Paid to Trustees
DeWitt F. Bowman (Independent Trustee)	$9,500	$19,000	$0	$0	$19,000
Gordon Clifford Broadhead** (Independent Trustee)	$6,750	$13,500	$0	$0	$13,500
W. Daniel Larsen** (Independent Trustee)	$4,500	$9,000	$0	$0	$9,000
J. Michael Gaffney (Independent Trustee)	$9,500	$19,000	$0	$0	$19,000
Karin Bonding (Independent Trustee)	$9,500	$19,000	$0	$0	$19,000
Debra McGinty-Poteet (Interested Trustee)	$0	$0	$0	$0	$0
Jeff Busby (Interested Trustee)	$0	$0	$0	$0	$0
  *  Aggregate compensation from the Fund for each Trustee is $0 after reimbursement from the Advisor.
**  Messrs. Broadhead and Larsen resigned as trustees in August 2007.

Code of Ethics

The Trust, the Advisor and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act.  Each Code permits personnel of the Advisor and Distributor to invest in securities that may be purchased or held by the Fund, subject to certain conditions.  In accordance with the requirements of the Sarbanes-Oxley Act of 2002, the Trust has also adopted a supplemental Code of Ethics for its principal officers and senior financial officers.  Each Code has been filed as an exhibit to this registration statement and is available upon request by contacting the Trust.

PROXY VOTING PROCEDURES

The Fund does not invest in any security for the purpose of exercising control or management.  Because the Advisor is in a better position than the Board to monitor corporate actions, analyze proxy proposals, make voting decisions and ensure that proxies are submitted promptly, the Fund has delegated its authority to vote proxies to the Advisor, subject to the supervision of the Board.  The Fund’s proxy voting policies are summarized below.

Policies of the Fund’s Investment Advisor

Subject to certain limited exceptions, it is the Advisor’s policy to vote all proxies received by the Fund in a timely manner.  Upon receiving each proxy the Advisor reviews the issues presented and makes a decision to vote for, against or abstain on each of the issues presented in accordance with the proxy voting guidelines that it has adopted.  The Advisor considers information from a variety of sources in evaluating the issues presented in a proxy.  The Advisor does not solicit or consider the views of individual shareholders of the Fund in voting proxies.  The Advisor generally supports policies, plans and structures that it believes provide quality management teams appropriate latitude to run the business in a way that is likely to maximize value for owners.  Conversely, the Advisor generally opposes proposals that clearly have the effect of restricting the ability of shareholders to realize the full potential value of their investment.

The Advisor’s proxy voting procedures adhere to the following broad principles:

•
The right to vote proxies with respect to portfolio securities held by the Fund is an asset of the Fund.  The Advisor acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.

•
Where the Advisor is given responsibility for voting proxies, it must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best interest of its clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts.

•	The financial interest of the clients is the primary consideration in determining how proxies should be voted.

•
In the case of social and political responsibility issues that in its view do not primarily involve financial considerations, it is not possible to represent fairly the diverse views of its clients and, thus, unless a client has provided other instructions, the Advisor generally votes in accordance with the recommendations of Institutional Shareholder Services, Inc. (“ISS”) on these issues, although, on occasion the Advisor abstains from voting on these issues.

•	When making proxy-voting decisions, the Advisor generally adheres to its proxy voting guidelines.

•
Although clients do not always have proxy-voting policies, if a client has such a policy and instructs the Advisor to follow it, the Advisor is required to comply with it except in any instance in which doing so would be contrary to the economic interests of an employee benefit plan or otherwise imprudent or unlawful.

The Board has approved the Advisor’s proxy voting policies and procedures.  The Board will monitor the implementation of these policies to ensure that the Advisor’s voting decisions:

•	are consistent with the Advisor’s fiduciary duty to the Fund and its shareholders;

•	seek to maximize shareholder return and the value of Fund investments;

•	promote sound corporate governance; and

•	are consistent with the Fund’s investment objective and policies.

International Proxy Voting

While the Advisor utilizes these proxy voting policies and procedures for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies.  For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically.  In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

For proxies of non-U.S. companies, however, it is typically both difficult and costly to vote proxies. The major difficulties and costs may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting. Furthermore, the operational hurdles to voting proxies vary by country.  As a result, the Advisor considers international proxy voting on a case-by-case basis. However, when the Advisor believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxy exceed the expected costs, the Advisor will make every reasonable effort to vote such proxies.

Conflicts of Interest

The Advisor’s Corporate Governance Committee is responsible for identifying proxy voting proposals that present a conflict of interest in accordance with such criteria as the Corporate Governance Committee establishes from time to time.  If the Advisor receives a proxy relating to an issuer that raises a conflict of interest, the Corporate Governance Committee will determine whether the conflict is “material” to any specific proposal included within the proxy.  In situations where there is a conflict of interest between the interests of the Advisor and the interests of the Fund, the Advisor will take one of the following steps to resolve the conflict:

1.	Refer Proposal to the Board – The Advisor may refer the proposal to the Board and obtain instructions from the Board on how to vote the proxy relating to that proposal.

2.
Obtain Fund Ratification – If the Advisor is in a position to disclose the conflict to the client (i.e., such information is not confidential), the Advisor may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the Fund and obtain the Fund’s consent to how the Advisor will vote on the proposal (or otherwise obtain instructions from the Board on how the proxy on the proposal should be voted).

3.
Use Predetermined Voting Policy – The Advisor may vote according to its Guidelines or, if applicable, the proxy voting policies mandated by the Fund, so long as the subject matter of the proposal is specifically addressed in the Guidelines or proxy voting policies such that the Advisor will not be exercising discretion on the specific proposal raising a conflict of interest.

4.
Use an Independent Third Party for All Proposals – Subject to any Fund imposed proxy voting policies, the Advisor may vote all proposals in a proxy according to the policies of an independent third party, such as ISS or Investor Responsibility Research Center, Inc. (“IRRC”) (or to have the third party vote such proxies).

5.
Use an Independent Third Party to Vote the Specific Proposals that Involve a Conflict – Subject to any Fund imposed proxy voting policies, the Advisor may use an independent third party (such as ISS or IRRC) to recommend how the proxy for specific proposals that involve a conflict should be voted (or to have the third party vote such proxies).

In the event of a conflict between the interests of the Advisor and the Fund, the Advisor’s policies provide that the conflict may be disclosed to the Board or its delegate, who shall provide direction to vote the proxies.  The Board has delegated this authority to the Independent Trustees, and the proxy voting direction in such a case will be determined by a majority of the Independent Trustees.

More Information

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30   are available without charge, upon request by calling toll-free,  (800) 331-2979 or by accessing the SEC’s website at www.sec.gov.  In addition, a copy of the Fund’s proxy voting policies and procedures is available by calling (800) 331-2979 and will be sent within three business days of receipt of a request.

PRINCIPAL HOLDERS OF SECURITIES

As of December 31, 2007, the following persons held of record more than 5% of the outstanding shares of the Fund; the Trust has no information regarding the beneficial owners of such securities.

Name and Address	Number of Shares	Percentage Owned
Charles Schwab & Co., Inc. (1) 101 Montgomery Street San Francisco, CA 94104	1,640,542	8.75%
First Clearing, LLC(1) P.O. Box 6600 Glen Allen, VA 23058	16,207,932	86.47%
(1) Charles Schwab & Co., Inc., and First Clearing, LLC are the nominee accounts for many individual shareholder accounts; the Fund is not aware of the size or identity of any individual shareholder accounts.

  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges that it controls the Fund.  Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Advisory Agreement

Subject to the supervision of the Board, the Advisor provides investment management and services to the Fund, pursuant to an Investment Advisory Agreement (the “Advisory Agreement”).  Under the Advisory Agreement, the Advisor provides a continuous investment program for the Fund and makes decisions and place orders to buy, sell or hold particular securities.

Under the Advisory Agreement, the Advisor and its officers, directors, agents, employees, controlling persons, shareholders and other affiliates will not be liable to the Fund for any error of judgment by the Advisor or any loss sustained by the Fund, except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.  In addition, the Fund will indemnify the Advisor and such other persons from any such liability to the extent permitted by applicable law.

The Advisory Agreement with respect to the Fund will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the Trustees who are not parties to the Agreement or “interested persons” of the Fund as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities.

The Board or the holders of a majority of the outstanding voting securities of the Fund can terminate the Advisory Agreement with respect to the Fund at any time without penalty, on 60 days written notice to the Advisor.  The Advisor may also terminate the Advisory Agreement on 60 days written notice to the Fund.  The Advisory Agreement terminates automatically upon its assignment (as defined in the 1940 Act).

Under the Advisory Agreement, the Advisor receives no fee for its services and is responsible for payment of all operating expenses of the Fund other than extraordinary expenses, including:  (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of Trustees other than those affiliated with the Advisor or the Administrator; (v) legal and audit expenses; (vi) fees and expenses of the custodian, shareholder service and transfer agents; (vii) fees and expenses for registration or qualification of the Fund and its shares under federal and state securities laws; (viii) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders; (ix) other expenses incidental to holding any shareholder meetings; (x) dues or assessments of or contributions to the Investment Company Institute or any successor; and (xi) amortization of organization costs.  However, the Fund is an integral part of one or more “wrap-fee” programs sponsored by investment advisers and broker-dealers that are not affiliated with the Fund or the Advisor.  Participants in these programs pay a “wrap” fee to the sponsor of the program, a portion of which is paid to the Advisor pursuant to one or more agreements between the Advisor and the sponsors.  You should read carefully the wrap-fee brochure provided to you by the sponsor or your investment adviser.

Portfolio Managers

The following chart provides information regarding other accounts managed by the Fund’s portfolio managers as of December 31, 2007.  The Advisor does not receive a fee for managing any of those accounts that is based on the performance of the account.

Number of Other Accounts Managed	Categories of Accounts	Is the Advisory Fee for Managing Any of these Accounts Based on the Performance of the Account?	Total Assets in Each of these Accounts
Clifford Schireson	Registered Mutual Funds: 3 Other pooled investment vehicles: 9 Other accounts: 25 (Managed by Fixed Income Investment Committee) Total accounts: 37	Registered investment companies, other pooled investment vehicles and other accounts.	The advisory fees for these accounts are not based on the performance of the account.	Registered Mutual Funds: $23 million Other pooled investment vehicles: $99 million Other accounts: $619 million

Charles Gramling, CFA	Registered Mutual Funds: 3 Other pooled investment vehicles: 9 Other accounts: 25 (Managed by Fixed Income Investment Committee) Total accounts: 37	Registered investment companies, other pooled investment vehicles and other accounts.	The advisory fees for these accounts are not based on the performance of the account.	Registered Mutual Funds: $23 million Other pooled investment vehicles: $99 million Other accounts: $619 million
David Gilson, CFA	Registered Mutual Funds: 3 Other pooled investment vehicles: 9 Other accounts: 25 (Managed by Fixed Income Investment Committee) Total accounts: 37	Registered investment companies, other pooled investment vehicles and other accounts.	The advisory fees for these accounts are not based on the performance of the account.	Registered Mutual Funds: $23 million Other pooled investment vehicles: $99 million Other accounts: $619 million

Compensation

As of September 30, 2007, the Advisor’s compensation structure for the portfolio managers of the Fund consists of competitive base salaries, participation in an annual bonus plan, and eligibility for participation in the firm's equity through partnership or phantom equity.

The base salary for each of the portfolio managers is fixed.  Annual bonuses and equity participation are based upon a number of qualitative and quantitative evaluation criteria, including research productivity, performance of portfolio management professionals, and the attainment of client service goals.  Compensation is not based on the performance of the Fund or other accounts.  There is no difference between the method used to determine the compensation of the portfolio managers with respect to the Fund and the other accounts managed by the portfolio managers.

Security Ownership of the Fund by the Portfolio Managers

None of the portfolio managers beneficially owned shares of the Fund as of September 30, 2007.

Material Conflicts of Interest that may Arise

Investment Opportunities.  It is possible that at times identical securities will be held by more than one fund or account managed by the Advisor.  If the Advisor’s Fixed Income Investment Committee identifies a limited investment opportunity that may be suitable for more than one of the Trust’s series or other account, a series may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple accounts.  For client accounts, including the Fund, that are able to participate in aggregated transactions, the Advisor uses a rotational trading system to execute client transactions in order to provide, over the long-run, fair treatment for each client account.

Investment in the Fund.  Members of the Advisor’s Fixed Income Investment Committee may invest in a fund or other account that they are involved in the management of and  a conflict may arise where they may therefore have an incentive to treat such fund or other account preferentially as compared to other funds or accounts.  In order to address this potential conflict, the Advisor’s investment decision-making and trade allocation policies and procedures are designed to ensure that none of the Advisor’s clients are disadvantaged in the Advisor's management of accounts.

Compliance Program.  Additionally, the Advisor’s internal controls are tested on a routine schedule as part of the firm’s compliance monitoring program.  Many of the firm’s compliance policies and procedures, particularly those involving the greatest risk potential are reviewed on a regular basis firm-wide by committees that include representatives from various departments within the Advisor, including personnel who are responsible for carrying out the job functions covered by the specific policies and procedures; representatives of the Legal and Compliance department (including the CCO); representatives of operations; and other representatives of senior management.

The compliance committees meet on a periodic basis to review the applicable compliance policies and procedures, any suspected instances of non-compliance and discuss how the policy and procedures have worked and how they may be improved.

The specific operations of the various compliance committees are set forth in the compliance policies for the particular program area.  The compliance committees utilize a risk-based approach in reviewing the compliance policies and procedures.

Administration Agreement

U.S. Bancorp Fund Services, LLC (“USBFS”), 615 E. Michigan Street, Milwaukee, Wisconsin 53202, serves as Administrator for the Fund, subject to the overall supervision of the Trustees.  The Administrator is responsible for providing such services as the Trustees may reasonably request, including but not limited to (i) maintaining the Fund’s books and records (other than financial or accounting books and records maintained by any custodian, transfer agent or accounting services agent); (ii) overseeing the Fund’s insurance relationships; (iii) preparing for the Fund (or assisting counsel and/or auditors in the preparation of) all required tax returns, proxy statements and reports to the Fund’s shareholders and Trustees and reports to and other filings with the Securities and Exchange Commission and any other governmental agency; (iv) preparing such applications and reports as may be necessary to register or maintain the Fund’s registration and/or the registration of the shares of the Fund under the blue sky laws of the various states; (v) responding to all inquiries or other communications of shareholders; (vi) overseeing all relationships between the Fund and any custodian(s), transfer agent(s) and accounting services agent(s); and (vii) authorizing and directing any of the Administrator’s directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected.  The Trust’s Agreement with the Administrator contains limitations on liability and indemnification provisions similar to those of the Advisory Agreement described above.  Pursuant to this agreement with USBFS, the Advisor pays all fees and reimbursable expenses with respect to the Fund.

Distribution Agreement

Quasar Distributors, LLC (the “Distributor”), 615 E. Michigan Street, Milwaukee, Wisconsin 53202, serves as the Trust’s principal underwriter pursuant to a Distribution Agreement with the Trust.  The offering of the Fund’s shares is continuous.  The Distributor is not obligated to sell any specific amount of the Fund’s shares.  The Distributor is an affiliate of the Administrator, which will receive compensation from the Advisor for its services.  The Distribution Agreement contains provisions with respect to renewal and termination similar to those in the Advisory Agreement.  Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the 1933 Act.  The Advisor pays the Distributor’s fees.

PORTFOLIO TRANSACTIONS AND BROKERAGE

In all purchases and sales of securities for the Fund, the primary consideration is to obtain the most favorable price and execution available.  Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute portfolio transactions, subject to the instructions of and review by the Board.

The Fund may purchase portfolio securities directly from issuers or from underwriters.  Where possible, it makes purchases and sales through dealers (including banks) which specialize in the types of securities involved, unless better executions are available elsewhere.  Dealers and underwriters usually act as principals for their own accounts.  Purchases from underwriters include a commission paid by the issuer to the underwriter and purchases from dealers include the spread between the bid and the asked price.

In placing portfolio transactions, the Advisor uses its best efforts to choose a broker-dealer capable of providing the services necessary to obtain the most favorable price and execution available.  It considers the full range and quality of services available in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors.

The Advisor has a formal broker evaluation process based on a semi-annual survey of its research analysts.  Target trading allocations to brokerage firms are established, based on evaluation of factors such as proprietary research, access to analysts, coordination of visits from management of portfolio companies, and participation in industry conferences.  However, the decision to select a broker-dealer for a particular transaction is based on its ability to provide the most favorable price and execution as discussed above.

The Financial Industry Regulatory Authority (formerly the National Association of Securities Dealers, Inc.) (“FINRA”) has adopted rules governing FINRA members’ execution of investment company portfolio transactions.  These rules prohibit broker-dealers from selling the shares of, or acting as an underwriter for, any investment company if the broker-dealer knows or has reason to know that the investment company or its investment adviser or underwriter have directed brokerage arrangements in place that are intended to promote the sale of investment company securities.  The Advisor does not consider whether a broker-dealer sells shares of the Fund when allocating the Fund’s brokerage.

The Advisor makes investment decisions for the Fund independently from those of the Advisor’s other client accounts.  Nevertheless, at times the same securities may be acceptable for the Fund and for one or more of such client accounts.  To the extent any of these client accounts and the Fund seek to acquire the same security at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security.  Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time.  If the Fund and one or more of such other client accounts simultaneously purchases or sells the same security, the Advisor allocates each day’s transactions in such security between the Fund and all such client accounts as it decides is fair, taking into account the respective sizes of the accounts, the amount being purchased or sold and other factors it deems relevant.  In some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned.  In other cases, however, the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

NET ASSET VALUE

The net asset value per share of the Fund is calculated for the shares by adding the value of all fund securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares of the Fund.  Assets belonging to the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, and any funds or payments derived from any reinvestment of such proceeds.

Net asset value for purposes of pricing purchase and redemption orders is determined as of 4:00 p.m. Eastern time, the normal close of regular trading hours on the New York Stock Exchange, on each day the Exchange is open for trading and the Federal Reserve Bank’s Fedline System is open.  Currently, the Exchange observes the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Short-term securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, for which reliable market quotations are readily available, are valued at current market quotations as provided by an independent pricing service or principal market maker.  Bonds and other fixed-income securities (other than the short-term securities described above) are valued using market quotations as provided by an independent pricing service, and also may be valued on the basis of prices provided by a pricing service when the Board believes that such prices reflect the fair market value of such securities.

Securities that are traded on a national or foreign securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Foreign securities markets normally complete trading well before the close of the New York Stock Exchange.  In addition, foreign securities trading may not take place on all days on which the New York Stock Exchange is open for trading, and may occur in certain foreign markets on days on which the Fund’s net asset value is not calculated.  Except as described below, calculations of net asset value will not reflect events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange.  The Fund translates assets or liabilities expressed in foreign currencies into U.S. dollars based on the spot exchange rates at 1:00 p.m., Eastern time, or at such other rates as the Advisor may determine to be appropriate.

The Fund may use a pricing service approved by the Board.  Prices provided by such a service represent evaluations of the current bid price, may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, indications of values from dealers and other market data.  Such services also may use electronic data processing techniques and/or a matrix system to determine valuations.

The Fund values securities and other assets for which market quotations are not readily available at fair value as determined in good faith pursuant to policies and procedures approved by the Board.  Fair values are determined by a valuation committee of the Advisor, in consultation with the Advisor’s portfolio managers and research and credit analyst, on the basis of factors such as the cost of the security or asset, transactions in comparable securities or assets, relationships among various securities and assets, and other factors as the Advisor may determine will affect materially the value of the security.  If the Advisor’s valuation committee is unable to determine a fair value for a security, a meeting of the Board is called promptly to determine what action should be taken.  All determinations of such committee are reviewed at the next meeting of the full Board.

An example of how the Fund calculated the net asset value per share as of September 30, 2007 is as follows:

Net Assets	=	Net Asset Value per share
Shares Outstanding

$142,535,790	=	$9.61
14,835,045

REDEMPTIONS

The Fund intends to pay cash (U.S. dollars) for all shares redeemed, but, under abnormal conditions which make payment in cash unwise, the Fund may elect to be governed by Rule 18f-1 under the 1940 Act which permits it to limit each shareholder to cash redemptions of $250,000 or 1% of the Fund’s NAV, whichever is less, within a 90-day period. Any additional redemption proceeds would be made in readily marketable securities.  Although the Fund does not expect to make any part of a redemption payment in securities, if such payment were made, an investor would incur brokerage costs in converting such securities to cash.

TAXATION

The Fund intends to elect to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”).  In each taxable year that the Fund qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of interest and dividend income, net short-term capital gain and net realized gains from currency transactions) and net capital gain that is distributed to shareholders.  If the Fund fails to qualify as a regulated investment company under Subchapter M for any reason, the Fund would be subject to federal taxes, and possibly other taxes, on its income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund’s earnings and profits.

In order to qualify for treatment as a RIC, the Fund must distribute annually to shareholders at least 90% of its investment company taxable income and must meet several additional requirements.  Among these requirements are the following:  (1) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) at the close of each quarter of the Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer to an amount that does not exceed 5% of the value of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of the Fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on September 30 of that year, plus certain other amounts.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries.  Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.  Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to provisions and limitations contained in the Code.  For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held by the Fund.  If more than 50% in value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate share of such withholding taxes in the U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes.  No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions.  A shareholder that is a nonresident alien individual or foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund’s election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder.  The Fund will report annually to its shareholders the amount per share of such withholding taxes.

Many of the options, futures and forwards contracts that may be used by the Fund are “section 1256 contracts.”  Any gains or losses on section 1256 contracts are generally treated as 60% long-term and 40% short-term capital gains or losses (“60/40”) although gains and losses from hedging transactions, certain mixed straddles and certain foreign currency transactions from such contracts may be treated as ordinary in character.  Section 1256 contracts held by the Fund at the end of its fiscal year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized, and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, depending on the circumstances.

Generally, the transactions in options, futures and forward contracts undertaken by the Fund may result in “straddles” for federal income tax purposes.  The straddle rules may affect the character of gains or losses realized by the Fund.  In addition, losses realized on positions that are part of a straddle may be deferred under the rules, rather than being taken into account in the fiscal year in which the losses were realized.  Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts are not entirely clear.  These transactions may increase the amount of short-term capital gain realized by the Fund and taxed as ordinary income when distributed to shareholders.  The Fund may make certain elections available under the Code which are applicable to straddles. If the Fund makes such elections, recognition of gains or losses from certain straddle positions may be accelerated.

The tests which the Fund must meet to qualify as a RIC, described above, may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts or forward contracts.

Under the Code, fluctuations in exchange rates which occur between the dates various transactions are entered into or accrued and subsequently settled may cause gains or losses, referred to as “section 988” gains or losses.  Section 988 gains or losses may increase or decrease the amount of income taxable as ordinary income distributed to shareholders.

Dividends from the Fund’s investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders (other than qualified retirement plans and other tax-exempt investors) as ordinary income or “qualified dividend income” (if so designated by the Fund) to the extent of the Fund’s earnings and profits.  Distributions of the Fund’s net capital gain (whether paid in cash or invested in additional shares) will be taxable to such shareholders as long-term capital gain, regardless of how long they have held their Fund shares.  Dividends declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record date if the dividends are paid by the Fund during the following January.  Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

The Fund is required to withhold 28% of all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number.  The Fund also is required to withhold 28% of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.

The foregoing discussion of U.S. federal income tax consequences is based on the Code, existing U.S. Treasury regulations, and other applicable authority, as of the date of this Statement of Additional Information.  These authorities are subject to change by legislative or administrative action, possibly with retroactive effect.  The foregoing discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Fund.  There may be other tax considerations applicable to particular shareholders.  Shareholders should consult their own tax advisers regarding their particular situation and the possible application of foreign, state and local tax laws.

PERFORMANCE INFORMATION

Average Annual Total Return

Average annual total return used in the Fund’s advertising and promotional materials reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund’s performance had been constant over the entire period, and is computed according to the following formula:

P(1+T)n  =  ERV

Where:	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual total return.
	n	=	number of years in the base period.
	ERV		= ending redeemable value of the hypothetical $1,000 payment made at the beginning of the base period assuming reinvestment of all dividends and distributions.

Average Annual Total Return (after Taxes on Distributions)

The Fund’s quotations of average annual total return (after taxes on distributions) are calculated according to the following formula:

P(1 + T)n = ATVD

Where:	P	=	a hypothetical initial payment of $1,000
	T	=	the average annual total return
	n	=	the number of years and
	ATVD	=	the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period after taxes on distribution, not after taxes on redemption.

Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates.  ATVD will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

Average Annual Total Return (after Taxes on Distributions and Redemptions)

The Fund’s quotations of average annual total return (after taxes on distributions and redemption) are calculated according to the following formula:

P(1 + T)n = ATVDR

Where:	P	=	a hypothetical initial payment of $1,000
	T	=	the average annual total return
	n	=	the number of years and
	ATVDR	=	the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period after taxes on distribution and redemption.

Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates.  ATVDR will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

Yields

The Fund may advertise certain yield information.  As and to the extent required by the SEC, yield will be calculated based on a 30-day (or one month) period, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD =	2[( a-b ) to the 6th power – 1]
cd

where a = dividends and interest earned during the period; b= expenses accrued for the period (net of reimbursements); c  = the average daily number of shared outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.  The net investment income of the Fund includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses.  Realized and unrealized gains and losses on portfolio securities are not included in the Fund’s net investment income.  For purposes of sales literature, yield on the Fund’s shares also may be calculated on the basis of the net asset value per share rather than the public offering price, provided that the yield data derived pursuant to the calculation described above also are presented.

All performance figures will be based on historical results and are not intended to indicate future performance.

The Fund will update the time periods used in advertising to the last day of the most recent quarter prior to submission of the advertising for publication.

FINANCIAL STATEMENTS

The Annual Report to shareholders of the Fund for the period ended September 30, 2007 is a separate document and the financial statements appearing in it are incorporated by reference in this Statement of Additional Information.  Those financial statements have been audited by Tait, Weller & Baker LLP, whose report appears in the Annual Report.  The financial statements have been incorporated in this Statement of Additional Information in reliance on their authority as experts in accounting and auditing.

OTHER SERVICE PROVIDERS

The Trust’s custodian, State Street Bank and Trust Company, 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, is responsible for holding the Fund’s assets.  It also acts as the Fund’s accounting services agent, and transfer and dividend disbursing agent.

The Trust’s independent registered public accounting firm, Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, examine the Fund’s financial statements annually and prepare the Fund’s tax returns.

Paul, Hastings, Janofsky & Walker LLP, 515 South Flower Street, Los Angeles, California 90071, acts as legal counsel for the Trust and its independent Trustees.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications.  The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

GENERAL INFORMATION

The Fund is diversified (see “Investment Restrictions,” above).  The Trust was organized as a Delaware statutory trust on July 6, 1994 and is an open-end management investment company.  The Board has authority to issue an unlimited number of shares of beneficial interest of separate series and to terminate any series without shareholder consent if it believes such termination is in the best interest of the shareholders of such series.  The Fund is currently one of two series of the Trust.  The Fund commenced operation October 3, 2005.  Although it has no present intention to do so, the Trust has reserved the right to convert to a master-feeder structure in the future by investing all of the Fund’s assets in the securities of another investment company, upon notice to and approval of shareholders.

The Trust’s Declaration of Trust provides that obligations of the Trust are not binding on the Trustees, officers, employees and agents individually and that the Trustees, officers, employees and agents will not be liable to the Trust or its investors for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee, officer, employee or agent against any liability to the Trust, the Fund or their investors to which the Trustee, officer, employee or agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

You can examine the Trust’s Registration Statement on Form N-1A at the office of the Securities and Exchange Commission in Washington, DC.  Statements contained in the Fund’s prospectus and this Statement of Additional Information as to the contents of any contract or other document are not necessarily complete and, in each instance, reference is made to the copy of such contract or document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

Shares of Beneficial Interest

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust will not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of the series of the Trust affected by the matter.  Thus, on any matter submitted to a vote of shareholders of the Trust, all shares of the affected series will vote unless otherwise permitted by the 1940 Act, in which case all shares of the Trust will vote in the aggregate.  For example, a change in the Fund’s fundamental investment policies would be voted upon by shareholders of the Fund, as would the approval of any advisory or distribution contract for the Fund.  However, all shares of the Trust will vote together in the election or selection of Trustees and accountants for the Trust.

As used in the Fund’s prospectus and in this Statement of Additional Information, the term “majority,” when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund.  The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.  Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.  Unless otherwise provided by law (for example, by Rule 18f-2 discussed above) or by the Trust’s Declaration of Trust or Bylaws, the Trust may take or authorize any action upon the favorable vote of the holders of more than 50% of the outstanding shares of the Trust.

The Trust does not hold annual shareholder meetings of the Fund.  The Trust will not normally hold meetings of shareholders to elect Trustees unless fewer than a majority of the Trustees holding office have been elected by shareholders.  Shareholders of record holding at least two-thirds of the outstanding shares of the Trust may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose.  The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing by the shareholders of record owning at least 10% of the Trust’s outstanding shares Trust and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

Each share of the Fund has equal voting rights, and fractional shares have fractional rights.  Each share of the Fund is entitled to participate equally in dividends and distributions and the proceeds of any liquidation from the Fund.  Shareholders are not entitled to any preemptive rights.  All shares, when issued, will be fully paid and non-assessable by the Trust.

BRANDES INVESTMENT TRUST

PART C
OTHER INFORMATION

Item 23.  Exhibits.

The following exhibits are included with this Post- Effective Amendment, except as noted:

(a)	(i)	Agreement and Declaration of Trust (1)
(ii)	Amendment to Agreement and Declaration of Trust (1)
(iii)	Amendment to Agreement and Declaration of Trust (2)
(iv)	Certificate of Amendment to Certificate of Trust (11)
(b)	By-Laws (1)
(c)	Not applicable
(d)	(i)	Investment Advisory Agreement with Brandes Investment Partners, L.P. relating to the Brandes Institutional International Equity Fund (3)
(ii)	Amendment to Investment Advisory Agreement with Brandes Investment Partners, L.P. relating to the Separately Managed Account Reserve Trust (10)
(iii)	Operating Expense Letter relating to the Brandes Institutional International Equity Fund (4)
(iv)	Amended Operating Expense Letter (12)
(v)
Form of Second Amendment to Investment Advisory Agreement with Brandes Investment Partners, L.P., relating to the Brandes Institutional Core Plus Fixed Income Fund and Brandes Institutional Enhanced Income Fund (13)

(vi)	Form of Expense Limitation and Reimbursement Agreement relating to the Brandes Institutional Core Plus Fixed Income Fund and Brandes Institutional Enhanced Income Fund (13)
(e)	(i)	Distribution Agreement with Quasar Distributors, LLC relating to the Brandes Institutional International Equity Fund (5)
(ii)	Distribution Agreement with Quasar Distributors, LLC to the Separately Managed Account Reserve Trust (11)
(iii)	Addendum to Distribution Agreement with Quasar Distributors, LLC, relating to the Brandes Institutional Core Plus Fixed Income Fund and Brandes Institutional Enhanced Income Fund (14)
(f)	Not applicable
(g)	(i)	Custodian Agreement with Investors Bank & Trust Company (2)
(ii)	Amendment Agreement to Custodian and Transfer Agency Agreement with Investors Bank & Trust Company (7)
(iii)	Sixth Amendment to Custodian Agreement with State Street Bank and Trust Company relating to the Brandes Institutional Core Plus Fixed Income Fund and Brandes Institutional Enhanced Income Fund (14)
(iv)
Sixth Amendment to Transfer Agency and Service Agreement with State Street Bank and Trust Company relating to the Brandes Institutional Core Plus Fixed Income Fund and Brandes Institutional Enhanced Income Fund (14)

(h)	(i)	Administration Agreement relating to the Brandes Institutional International Equity Fund and the Separately Managed Account Reserve Trust (11)
(ii)	Transfer Agency Agreement (2)
(iii)	Amendment Agreement to Custodian and Transfer Agency Agreement (7)
(v)	Shareholder Services Plan (13)

(iv)	First Amendment to Fund Administration Servicing Agreement relating to the Brandes Institutional Core Plus Fixed Income Fund and Brandes Institutional Enhanced Income Fund (14)
(i)	(i)	Opinion and consent of counsel relating to the Brandes Institutional Investment Equity Fund (2)
(ii)	Form of opinion and consent of counsel relating to the Separately Managed Account Reserve Trust (10)
(iii)	Form of opinion and consent of counsel relating to the Brandes Institutional Core Plus Fixed Income Fund and Brandes Institutional Enhanced Income Fund (13)
(j)	(i)	Consent of independent registered public accounting firm relating to the Brandes Institutional International Equity Fund and the Separately Managed Account Reserve Trust – filed herewith.
(k)	Not applicable
(l)	Investment letter (1)
(m)	Form of Rule 12b-1 Plan (13)
(n)	Form of Rule 18f-3 Multiple Class Plan (13)
(o)	Not applicable
(p)	Code of Ethics
(i)	Brandes Investment Partners, L.P. (formerly LLC) (5)
(ii)	Brandes Investment Partners, L.P. (formerly LLC) - Amendment (5)
(iii)	Brandes Investment Trust (5)
(iv)	Quasar Distributors, LLC (6)
(q)	Power of Attorney
(i)	DeWitt Bowman (7)
(ii)	J. Michael Gaffney (8)
(iii)	Jeff Busby (13)
(iv)	Karin B. Bonding (14)

(1)  Previously filed with Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 33-81396) (the “Registration Statement”), filed on January 10, 1996, and incorporated herein by reference.

(2)  Previously filed with Post-Effective Amendment No. 3 to the Registration Statement, filed on February 7, 1996, and incorporated herein by reference.

(3)   Previously filed with Post-Effective Amendment No. 4 to the Registration Statement, filed on October 2, 1996, and incorporated herein by reference.

(4)  Previously filed with Post-Effective Amendment No. 10 to the Registration Statement, filed on March 1, 1999, and incorporated herein by reference.

(5)  Previously filed with Post-Effective Amendment No. 13 to the Registration Statement, filed on March 1, 2001, and incorporated herein by reference.

(6)  Previously filed with Post-Effective Amendment No. 15 to the Registration Statement, filed on March 1, 2002, and incorporated herein by reference.

(7)  Previously filed with Post-Effective Amendment No. 16 to the Registration Statement, filed on February 28, 2003, and incorporated herein by reference.

(8)  Previously filed with Post-Effective Amendment No. 18 to the Registration Statement, filed on December 30, 2004, and incorporated herein by reference.

(9)  Previously filed with Post-Effective Amendment No. 19 to the Registration Statement, filed on February 25, 2005, and incorporated herein by reference.

(10)  Previously filed with Post-Effective Amendment No. 20 to the Registration Statement, filed on July 18, 2005, and incorporated herein by reference.

(11)  Previously filed with Post-Effective Amendment No. 21 to the Registration Statement, filed on September 27, 2005, and incorporated herein by reference.

(12)  Previously filed with Post-Effective Amendment No. 23 to the Registration Statement filed on January 29, 2007, and incorporated herein by reference.

(13)  Previously filed with Post-Effective Amendment No. 24 to the Registration Statement filed on November 9, 2007, and incorporated herein by reference.

(14)  Previously filed with Post-Effective Amendment No. 25 to the Registration Statement filed on December 20, 2007, and incorporated herein by reference.

Item 24.  Persons Controlled by or under Common Control with Registrant.

The Registrant does not control, nor is it under common control with, any other person.

Item 25.  Indemnification.

Article VI of Registrant's By-Laws states as follows:

Section 1. AGENTS, PROCEEDINGS AND EXPENSES.  For the purpose of this Article, "agent" means any person who is or was a Trustee, officer, employee or other agent of this Trust or is or was serving at the request of this Trust as a Trustee, director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or was a Trustee, director, officer, employee or agent of a foreign or domestic corporation which was a predecessor of another enterprise at the request of such predecessor entity; "proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and "expenses" includes without limitation  attorney's fees and any expenses of establishing a right to indemnification under this Article.

Section 2. ACTIONS OTHER THAN BY TRUST.  This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of this Trust) by reason of the fact that such person is or was an agent of this Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if it is determined that person acted in good faith and reasonably believed:

(a)           in the case of conduct in his official capacity as a Trustee of the Trust, that his conduct  was in  the Trust's best interests, and

(b)           in all other cases,  that his conduct was at least not opposed to the Trust's best interests, and

(c)           in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct of that person was unlawful.

The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of this Trust or that the person had reasonable cause to believe that the person's conduct was unlawful.

Section 3. ACTIONS BY THE TRUST.  This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of this Trust to procure a judgment in its favor by reason of the fact that the person is or was an agent of this Trust, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of this Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

Section 4. EXCLUSION OF INDEMNIFICATION.  Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the agent's office with this Trust.

No indemnification shall be made under Sections 2 or 3 of this Article:

(a)           In respect of any claim, issue, or matter as to which that person shall have been adjudged to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity; or

(b)           In respect of any claim, issue or matter as to which that person shall have been adjudged to be liable in the performance of that person's duty to this Trust, unless an only to the extent that the court in which that action was brought shall determine upon application that in view of all the circumstances of the case, that person was not liable by reason of the disabling conduct set forth in the preceding paragraph and is fairly and reasonably entitled to indemnity for the expenses which the court shall determine; or

(c)           of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval, or of expenses  incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval, unless the required approval set forth in Section 6 of this Article is obtained.

Section 5. SUCCESSFUL DEFENSE BY AGENT. To the extent that an agent of this Trust has been successful on the merits in defense of any proceeding referred to in Sections 2 or 3 of this Article or in defense of any claim, issue or matter therein, before the court or other body before whom the proceeding was brought, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith, provided that the Board of Trustees, including a majority who are disinterested, non-party Trustees, also determines that based upon a review of the facts, the agent was not liable by reason of the disabling conduct referred to in Section 4 of this Article.

Section 6. REQUIRED  APPROVAL.  Except as provided in Section 5 of this Article, any indemnification under this Article shall be made by this Trust only if authorized in the specific case on a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Sections 2 or 3 of this Article and is not prohibited from indemnification because of the disabling conduct set forth in Section 4 of this Article, by:

(a)           A majority vote of a quorum consisting of Trustees who are not parties to the proceeding and are not interested persons of the Trust (as defined in the Investment Company Act of 1940); or

(b)           A written opinion by an independent legal counsel.

Section 7. ADVANCE OF  EXPENSES.  Expenses incurred in defending any proceeding may be advanced by this Trust before the final disposition of the proceeding upon a written undertaking by or on behalf of the agent, to repay the amount of the advance if it is ultimately determined that he or she is not entitled to indemnification, together with at least one of the following as a condition to the advance: (i) security for the undertaking; or (ii) the existence of insurance protecting the Trust against losses arising by reason of any lawful advances; or (iii) a determination by a majority of a quorum of Trustees who are not parties to the proceeding and are not interested persons of the Trust, or by an independent  legal counsel in a written opinion, based on a review of readily available facts that there is reason to believe that the agent ultimately will be found entitled to indemnification.  Determinations and authorizations of payments under this Section must be made in the manner specified in Section 6 of this Article for determining that the indemnification is permissible.

Section 8. OTHER CONTRACTUAL RIGHTS.  Nothing contained in this Article shall affect any right to indemnification to which persons other than Trustees and officers of this Trust or any subsidiary hereof may be entitled by contract or otherwise.

Section 9.  LIMITATIONS.  No indemnification or advance shall be made under this Article, except as provided in Sections 5 or 6 in any circumstances where it appears:

(a)           that it would be inconsistent with a provision of the Agreement and  Declaration of Trust of the Trust, a resolution of the shareholders, or an agreement in effect at the time of accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid which prohibits or otherwise limits indemnification; or

(b)           that it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

Section 10. INSURANCE.  Upon and in the event of a determination by the Board of Trustees of this Trust to purchase such insurance, this Trust shall purchase and maintain insurance on behalf of any agent of this Trust against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such, but only to the extent that this Trust would have the power to indemnify the agent against that liability under the provisions of this Article and the Agreement and Declaration of Trust of the Trust.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such  indemnification by it is against public policy as expressed  in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser.

Brandes Investment Partners, L.P., 11988 El Camino Real, Suite 500, San Diego, California 92130, is the investment advisor of the Registrant.  For information as to the business, profession, vocation or employment of a substantial nature of Brandes Investment Partners, L.P. and its officers, reference is made to Part B of this Registration Statement and to the Form ADV filed under the Investment Advisers Act of 1940 by Brandes Investment Partners, L.P. (File No. 801-24896), which is incorporated herein by reference.

Item 27.   Principal Underwriter.

(a)	Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Academy Fund Trust	Julius Baer Investment Funds
Advisors Series Trust	Kensington Funds
AIP Alternative Strategies Funds	Keystone Mutual Funds
AIP Variable Insurance Trust	Kiewit Investment Fund, LLLP
Allied Asset Advisors Funds	Kirr Marbach Partners Funds Inc.
Alpine Equity Trust	LKCM Funds
Alpine Income Trust	M.D. Sass Tax Advantaged Bond Strategy Trust
Alpine Series Trust	Masters Select Fund Trust
Brandes Investment Trust	Matrix Advisors Value Fund, Inc.
Brandywine Blue Fund, Inc.	Monetta Fund, Inc.
Brazos Mutual Funds	Monetta Trust
Bridges Investment Fund, Inc.	MP63 Fund Inc.
Buffalo Balanced Fund Inc.	Nicholas Equity Income Fund Inc.
Buffalo Funds	Nicholas Family of Funds Inc.
Buffalo High Yield Fund Inc.	Nicholas Fund, Inc.
Buffalo Large Cap Fund Inc.	Nicholas High Income Fund, Inc.
Buffalo Small Cap Fund Inc.	Nicholas II, Inc.
Buffalo USA Global Fund Inc.	Nicholas Ltd Edition, Inc.
Country Mutual Funds Trust	Nicholas Money Market Fund, Inc.
Cullen Funds Trust	Permanent Portfolio Family of Funds Inc.
Empiric Funds, Inc.	Perritt Funds Inc.
Everest Funds	Perritt Microcap Opportunities Fund Inc.
Fairholme Funds Inc.	PRIMECAP Odyssey Funds
FFTW Funds, Inc.	Professionally Managed Portfolios
First American Funds Inc.	Prospector Funds, Inc.
First American Investment Funds Inc.	Prudent Bear Funds, Inc.
First American Strategy Funds Inc.	Purisima Funds
Fort Pitt Capital Funds	Quaker Investment Trust
Glenmede Fund Inc.	Rainier Investment Management Mutual Funds
Glenmede Portfolios	Rockland Funds Trust
Greenspring Fund Inc.	Summit Mutual Funds Inc.
Guinness Atkinson Funds	Thompson Plumb Funds Inc.

Harding Loevner Funds Inc.	TIFF Investment Program Inc.
Hennessy Funds Trust	Trust for Professional Managers
Hennessy Funds, Inc.	Underlying Funds Trust
Hennessy Mutual Funds, Inc.	USA Mutuals
Hotchkis & Wiley Funds	Wexford Trust
Intrepid Capital Management Funds Trust	Wisconsin Capital Funds, Inc.
Jacob Internet Fund Inc.	WY Funds
Jensen Portfolio

(b)           The directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike	President, Board Member	None
Andrew Strnad	Secretary	None
Joe Redwine	Board Member	None
Bob Kern	Board Member	None
Eric W. Falkeis	Board Member	None
Teresa Cowan	Assistant Secretary	None
The address of each of the foregoing is 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

(c)           Not applicable.

Item 28. Location of Accounts and Records.

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of Registrant and Registrant's Administrator and custodian, as follows: the documents required to be maintained by paragraphs (5), (6), (7), (10) and (11) of Rule 31a-1(b) will be maintained by the Registrant at 11988 El Camino Real, Suite 500, San Diego, CA 92130; the documents required to be maintained by paragraph (4) of Rule 31a-1(b) will be  maintained by the Administrator at 2020 East Financial Way, Suite 100, Glendora, CA 91741, and all other records will be maintained by the Custodian at 200 Clarendon Street, 16th Floor, Boston, MA 02116.

Item 29. Management Services.

Not applicable.

Item 30. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 26 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized in the City of San Diego and State of California on the 29th day of January, 2008.

BRANDES INVESTMENT TRUST

By: /s/ Debra McGinty-Poteet
Debra McGinty-Poteet
President

This Amendment to the Registration Statement on Form N-1A of Brandes Investment Trust has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Debra McGinty-Poteet	President, Trustee	January 29, 2008
Debra McGinty-Poteet

DeWitt F. Bowman*	Trustee	January ___, 2008
DeWitt F. Bowman

J. Michael Gaffney*	Trustee	January ___, 2008
J. Michael Gaffney

Karin B. Bonding *	Trustee	January ___, 2008
Karin B. Bonding

Jeff Busby*	Trustee	January ___, 2008
Jeff Busby

/s/ Gary Iwamura	Treasurer	January 29, 2008
Gary Iwamura	(Principal Financial
and Accounting Officer)

*/s/ Debra McGinty-Poteet
By: Debra McGinty-Poteet
       Attorney-in-fact as per Power of Attorney filed February 28, 2003, December 30, 2004, November 9, 2007 and December 20, 2007.

EXHIBIT INDEX

ITEM NO.	DESCRIPTION

99(j)(i)	Consent of independent registered public accounting firm relating to the Brandes Institutional International Equity Fund and the Separately Managed Account Reserve Trust